UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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S&P Global Inc.

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2021

Proxy Statement

Notice of Annual Meeting of Shareholders

Wednesday, May 5, 2021

S&P Global

55 Water Street
New York, NY 10041-0003
March 29, 2021
Dear Fellow Shareholder:
On behalf of our Board of Directors and management, we cordially invite you to attend our Annual Meeting of Shareholders at 11:00 a.m. (EDT) on Wednesday, May 5, 2021.
In light of the ongoing coronavirus (COVID-19) pandemic, referred to as the COVID-19 pandemic, the Annual Meeting of Shareholders will be held in a virtual meeting format only, via live webcast, and there will not be a physical meeting location. You will be able to attend the Annual Meeting of Shareholders online and to vote your shares electronically at the meeting by visiting www.meetingcenter.io/283714745.
The Notice of Annual Meeting of Shareholders and Proxy Statement accompanying this letter describe the business we will consider at the Annual Meeting. Your vote is very important. We urge you to vote to be certain your shares are represented at the Annual Meeting even if you plan to virtually attend. Most shareholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to your proxy materials or the information forwarded by your bank, broker or other holder of record to see which methods are available to you.
We look forward to your participation in the Annual Meeting.
Richard E. Thornburgh Chairman of the Board	Douglas L. Peterson President and Chief Executive Officer

IMPORTANT NOTICE REGARDING POTENTIAL CHANGES IN MEETING LOGISTICS:
The requirement under New York corporate law to hold an in-person meeting has been suspended by an act of the New York State Legislature and an executive order by the Governor of the State of New York. In the event such suspension is not extended through the date of our Annual Meeting and we cannot hold our Annual Meeting in a virtual-only format as currently planned, we may provide a venue for an in-person Annual Meeting, in addition to virtual participation.
In that case, we will notify our shareholders in advance and as promptly as practicable by updating the meeting details posted on our website and issuing a press release, which will also be filed with the SEC as additional soliciting materials.
Please monitor our Investor Relations website at http://investor.spglobal.com/ and check the website in advance of the Annual Meeting for any updates.

55 Water Street New York, NY 10041-0003
Notice of Annual Meeting of Shareholders
To Be Held Wednesday, May 5, 2021
The Annual Meeting of Shareholders of S&P Global Inc. will be held on Wednesday, May 5, 2021, at 11:00 a.m. (EDT) virtually, via the Internet at www.meetingcenter.io/283714745. At the Annual Meeting, shareholders will be asked to:
Items of Business	Board’s Recommendation
1. Elect 12 Directors;	FOR each Director Nominee

2. Approve, on an advisory basis, the executive compensation program for the Company’s named executive officers, as described in this Proxy Statement;	FOR

3. Ratify the selection of Ernst & Young LLP as our independent auditor for 2021;	FOR

4. Approve, on an advisory basis, the Company’s Greenhouse Gas (GHG) Emissions Reduction Plan, as described in this Proxy Statement;	FOR

5. Vote on a shareholder proposal to transition to a Public Benefit Corporation; and	AGAINST

6. Consider any other business, if properly raised.
This notice and proxy statement is being mailed or made available on the Internet to shareholders on or about March 29, 2021. These materials describe the matters being voted on at the Annual Meeting and contain certain other information. In addition, these materials are accompanied by a copy of the Company’s 2020 Annual Report that includes financial statements as of and for the fiscal year ended December 31, 2020.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS:
This Notice of Annual Meeting and Proxy Statement and the Annual Report on Form 10-K for the year ended December 31, 2020 are available on the Internet at www.spglobal.com/proxy.
All shareholders of record as of the close of business on March 22, 2021 may vote at the Annual Meeting. If you choose to attend the S&P Global Annual Meeting and vote your shares, you will need the 15-digit control number included on your proxy card and the meeting password (SPGI2021).
We urge you to participate in electing directors and deciding the other items on the agenda for the Annual Meeting. Please cast your votes by one of the following methods:

The Internet	Signing and Mailing a Proxy Card	Toll-Free Telephone

Whether or not you plan to virtually attend the Annual Meeting, your vote is very important.
By Order of the Board of Directors,
Taptesh (Tasha) K. Matharu
Chief Corporate Counsel &
Corporate Secretary
New York, New York
March 29, 2021

       2021 Proxy Statement       i

ii       2021 Proxy Statement

GENERAL INFORMATION

S&P Global Inc.
Proxy Statement
2021 Annual Meeting of Shareholders
GENERAL INFORMATION
Why did I receive this Proxy Statement?
The Board of Directors of S&P Global Inc. (the “Company,” “we” or “us”) is soliciting proxies for the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually, via the Internet at www.meetingcenter.io/283714745, on Wednesday, May 5, 2021, at 11:00 a.m. (EDT) and at any postponement or adjournment of the Annual Meeting. When the Company asks for your proxy, we must provide you with a Proxy Statement that contains certain information specified by law. This Proxy Statement summarizes the information you need in order to vote at the Annual Meeting.
What will I vote on?
The following items:
1.
election of 12 Directors;

2.
approval, on an advisory basis, of the executive compensation program for the Company’s named executive officers, as described in this Proxy Statement;

3.
ratification of the selection of Ernst & Young LLP as our independent auditor for 2021;

4.
approval, on an advisory basis, of the Company’s Greenhouse Gas (GHG) Emissions Reduction Plan, as described in this Proxy Statement;

5.
shareholder proposal to transition to a Public Benefit Corporation; and

6.
other matters that may properly be brought before the Annual Meeting.

Will there be any other items of business on the agenda?
We do not expect any other items of business at the Annual Meeting. Nonetheless, if there is an unforeseen need, your proxy will give discretionary authority to the persons named on the proxy to vote on any other matters that may be properly brought before the Annual Meeting. These persons will use their best judgment in voting your proxy.
Who may vote?
Shareholders as of the close of business on the record date, which is March 22, 2021, may vote at the Annual Meeting.
How many votes do I have?
You have one vote for each share of common stock you held on the record date.
What does it mean to be a “registered shareholder”?
If, as of the close of business on the record date, your shares were registered directly in your name with our transfer agent, Computershare, you are a registered shareholder. As a shareholder of record, you have the right to vote via the S&P Global Annual Meeting website at the Annual Meeting. You may also vote by Internet, telephone or mail, as described in the notice and below under the heading “How do I vote?” The Company is incorporated in New York and, in accordance with New York law, a list of the Company’s common shareholders of record as of the record date will be available for inspection at the Annual Meeting via the virtual Annual Meeting website upon request.
       2021 Proxy Statement       1

GENERAL INFORMATION (continued)

What does it mean to beneficially own shares in “street name”?
If, as of the close of business on the record date, your shares were not held directly in your name but rather were held in an account at a brokerage firm, bank or similar intermediary organization, then you are the beneficial holder of shares held in “street name.” The intermediary is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct the intermediary how to vote the shares held in your account.
How do I vote my shares of Company common stock?
If you are a shareholder of record, you can vote in the following ways:
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By Internet. Follow the Internet voting instructions included on the proxy card or notice you received. You may vote at any time up until 11:00 a.m. (EDT) on May 5, 2021.
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By Telephone. Follow the telephone voting instructions included on the proxy card or notice you received. You may vote at any time up until 11:00 a.m. (EDT) on May 5, 2021.
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By Mail. If you received a printed copy of the proxy materials by mail, you may vote by mail by marking, dating and signing your proxy card in accordance with the instructions on it and returning it by mail in the pre-addressed reply envelope provided with the proxy materials. The proxy card must be received prior to the Annual Meeting.
You may also vote your shares at the Annual Meeting via S&P Global's virtual Annual Meeting website. If you choose to attend the Annual Meeting and vote your shares online during the meeting, you will need the 15-digit control number included on your proxy card. Even if you plan to virtually attend the Annual Meeting, we urge you to vote in advance by Internet, telephone or mail so that your vote will be counted in the event you later decide not to attend the Annual Meeting.
If you are a beneficial owner, you can vote in the following ways:
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As the beneficial owner, you have the right to direct your broker on how to vote the shares in your account. Your broker should give you instructions for voting your shares by Internet, telephone or mail. As a beneficial owner, you are invited to virtually attend the Annual Meeting, but you may not vote your shares via the S&P Global Annual Meeting website, unless you request and obtain a valid legal proxy from your broker giving you the legal right to vote the shares at the Annual Meeting.
How do I vote my shares in the Company’s Employee Stock Purchase Plan?
If you participate in the Company’s Employee Stock Purchase and Dividend Reinvestment Plan, any proxy you give will also govern the voting of any shares you hold in this Plan. Any Plan shares for which we do not receive instructions from the employee will not be voted. Plan shares cannot be voted during the Annual Meeting.
How do I vote my shares in the Company’s 401(k) Savings and Profit Sharing Plan?
If you received this Proxy Statement because you are an employee of the Company who participates in the Company’s 401(k) Savings and Profit Sharing Plan and you have shares of common stock of the Company allocated to your account under the Plan, you may vote your shares held in the Plan as of March 22, 2021 by mail, by telephone or via the Internet. Instructions are provided on the proxy card you received from Computershare. Computershare must receive your instructions by 5:00 p.m. (EDT) on May 3, 2021 in order to communicate your instructions to the Plan's Trustee, who will vote your shares. Any Plan shares for which we do not receive instructions from the employee will be voted by the Trustee in the same proportion as the shares for which we have received instructions. Plan shares cannot be voted during the virtual Annual Meeting.
2       2021 Proxy Statement

GENERAL INFORMATION (continued)

Can I revoke or change my vote?
Yes. If you are a shareholder of record, you have the right to revoke your proxy at any time before the Annual Meeting by sending a signed notice to the Corporate Secretary, c/o Office of the General Counsel, S&P Global Inc., 55 Water Street, New York, New York 10041-0003 or by sending an e-mail to the Corporate Secretary at corporate.secretary@spglobal.com.
If you want to change your vote before the Annual Meeting, you must deliver a later dated proxy by telephone, via the Internet or by mail. You may also change your proxy by attending the virtual Annual Meeting and voting during the meeting (as described above).
If you are a beneficial owner, please refer to the information forwarded by your broker for procedures on revoking or changing your proxy.
How will my shares be voted if I do not give specific voting instructions when I deliver my proxy?
Registered Shareholders
If you are a registered shareholder of record and you return a signed proxy card without indicating your vote for some or all of the matters, your shares will be voted as follows for any matter you did not vote on:
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“FOR” the 12 nominees to the Board;
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“FOR” approval, on an advisory basis, of the executive compensation program for the Company’s named executive officers;
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“FOR” the ratification of the selection of Ernst & Young LLP as our independent auditor for 2021;
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“FOR” approval, on an advisory basis, of the Company’s Greenhouse Gas (GHG) Emissions Reduction Plan; and
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“AGAINST” shareholder proposal to transition to a Public Benefit Corporation.
Beneficial Owners
As noted above, as the beneficial owner of shares held in street name, your broker is required to vote your shares in accordance with your instructions. If you do not give instructions, one of two things can happen depending on whether the proposal is considered “routine” or “non-routine” under the rules of the New York Stock Exchange (the “NYSE”):
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If the proposal is considered “routine” under the rules of the NYSE, the broker may vote your shares in its discretion.
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If the proposal is considered “non-routine” under the rules of the NYSE, the broker may not vote your shares without your instructions. When a broker refrains from voting your shares because the broker has not received your instructions, it is called a “broker non-vote.”
Item 3 in this Proxy Statement (ratification of the selection of Ernst & Young LLP as our independent auditor for 2021) will be considered routine under the rules of the NYSE and the broker may vote your shares for this Item in its discretion. All other proposals in this Proxy Statement are considered non-routine. As such, the broker is not entitled to vote your shares on the other Items unless the broker has received instructions from you.
How do I attend the virtual Annual Meeting?
The Annual Meeting will begin promptly at 11:00 a.m. (EDT) on May 5, 2021. Please log in fifteen minutes prior to the start of the meeting to ensure you can hear streaming audio.
The virtual-only meeting will consist of a live audio webcast with features designed to ensure that shareholders will have the same rights and opportunities to participate as they would have at an in-person meeting. Shareholders may attend, vote, and submit questions from any location via the Internet as further described below.
       2021 Proxy Statement       3

GENERAL INFORMATION (continued)

To access the meeting online, go to http://www.meetingcenter.io/283714745, which is hosted by the Company’s transfer agent, Computershare. Participants will have two login options to attend the Annual Meeting:
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Join as a “Shareholder” (requires control number and password): Shareholders are required to enter a unique 15-digit control number along with the meeting password: SPGI2021. This option enables shareholder-only features, including the ability to vote and submit written questions during the Annual Meeting.
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Join as a “Guest”: Guests can access the Annual Meeting webcast in “listen-only” mode but cannot vote or submit questions during the meeting. Guests are requested to enter their full name and e-mail address; a control number and password are not required.
Where can I locate or obtain my 15-digit control number?
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Registered shareholders were each sent a unique 15-digit control number in their previously distributed proxy materials from Computershare, which will be required to vote and submit questions online during the Annual Meeting. This control number was either located in a circled area on a proxy card or identified as a control number in an email with the proxy materials.
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Beneficial owners who wish to vote or submit questions at the Annual Meeting will need to take the following steps and register in advance to obtain a 15-digit control number from Computershare.
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Request a valid legal proxy from your bank, broker or other intermediary for shares held in “street name” a soon as possible.
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Submit proof of the legal proxy to Computershare at legalproxy@computershare.com no later than 5 p.m. (EDT) on April 29 , 2021. Please include “Legal Proxy” in the subject line, attach the legal proxy and provide your name and email address in the email.
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You will receive a reply email from Computershare with your unique 15-digit control number required to vote and submit questions online during the Annual Meeting.
How do I submit shareholder questions?
Shareholders of record may submit questions before or during the Annual Meeting. All questions should comply with the meeting’s posted Rules of Conduct.
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Before: To submit questions before the Annual Meeting, please email your question(s) to the Corporate Secretary at corporate.secretary@spglobal.com no later than May 4, 2021. Please include “Annual Meeting Question” in the subject line and provide your name and proof of stock ownership or 15-digit control number.
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During: To submit questions during the Annual Meeting, please log into the meeting as a shareholder using your 15-digit control number (as described above) and follow the instructions on the virtual meeting website.
Does the meeting have Rules of Conduct?
Yes, to facilitate the virtual meeting format, the Company has prepared rules and procedures for participating in the Annual Meeting and submitting questions set forth in the Annual Meeting Rules of Conduct. These Rules of Conduct will be made available prior to the Annual Meeting at www.spglobal.com/proxy and will also be available on the virtual meeting website during the meeting.
All questions should comply with the posted Rules of Conduct for the Annual Meeting. The Company will answer as many shareholder-submitted questions that comply with the Rules of Conduct as time permits. Substantially similar questions may be summarized and grouped together to provide a single response and avoid repetition.
4       2021 Proxy Statement

GENERAL INFORMATION (continued)

What are the requirements to conduct business at the Annual Meeting?
In order to conduct business at the Annual Meeting, we must have a quorum. This means at least a majority of the outstanding shares entitled to vote must be present in person or represented by proxy at the Annual Meeting. You are part of the quorum if you have voted by proxy. As of the record date, 240,886,425 shares of Company common stock were outstanding and eligible to vote.
Are abstentions and broker non-votes part of the quorum?
Yes. Abstentions and broker non-votes count as “shares present” at the Annual Meeting for purposes of determining a quorum.
What are the costs of soliciting these proxies and who will pay them?
The Company will pay all costs of soliciting these proxies. In addition, some of our officers and employees may solicit proxies by telephone or in person without additional compensation. We will reimburse brokers for the expenses they incur in forwarding the proxy materials to you. The Company has also retained Georgeson LLC to assist us with the solicitation of proxies for a fee not to exceed $20,500, plus reimbursement for out-of-pocket expenses.
How many votes are required for the approval of each Item?
•
Item One – A nominee will be elected as a Director if he or she receives a majority of the votes cast at the Annual Meeting. A majority of votes cast means that the number of shares voted “for” a Director’s election exceeds the number of votes cast “against” that Director’s election. If an incumbent Director who has been nominated for re-election fails to receive a majority of the votes cast in an uncontested election, New York law provides that the Director continues to serve as a Director in a hold-over capacity. The Company’s By-Laws provide that, in such circumstances, the Director is required to promptly tender his or her resignation to the Board of Directors. The Board’s Nominating and Corporate Governance Committee is then required to make a recommendation to the Board as to whether to accept or reject the tendered resignation. The Board will act on the tendered resignation and will publicly disclose its decision and rationale within 90 days following certification of the election results. If a Director’s resignation is accepted by the Board, the Board may fill the vacancy or decrease the size of the Board. Abstentions and broker non-votes, if any, will not be counted either for or against the election of a Director nominee.
•
Item Two – The affirmative vote of the holders of a majority of the votes cast is required to approve, on an advisory non-binding basis, the executive compensation program for the Company’s named executive officers, as described in this Proxy Statement. Abstentions and broker non-votes, if any, will not be counted either for or against this proposal.
•
Item Three – The affirmative vote of the holders of a majority of the votes cast is required to ratify the selection of Ernst & Young LLP as our independent auditor for 2021. Abstentions and broker non-votes, if any, will not be counted either for or against this proposal.
•
Item Four – The affirmative vote of holders of a majority of the votes cast is required to approve, on an advisory non-binding basis, the Company’s Greenhouse Gas (GHG) Emissions Reduction Plan, as described in this Proxy Statement. Abstentions and broker non-votes, if any, will not be counted either for or against this proposal.
•
Item Five – The affirmative vote of holders of a majority of the votes cast is required to approve the shareholder proposal to transition to a Public Benefit Corporation. Abstentions and broker non-votes, if any, will not be counted either for or against this proposal.
Who will count the vote?
Votes at the Annual Meeting will be counted by one or more independent inspectors of election appointed by the Board.
       2021 Proxy Statement       5

GENERAL INFORMATION (continued)

How do I submit a shareholder proposal for the 2022 Annual Meeting?
There are three different deadlines for submitting different forms of shareholder proposals. First, if a shareholder wishes to have a proposal considered for inclusion in next year’s Proxy Statement, he or she must submit the proposal in writing so that we receive it by November 30, 2021. Proposals should be addressed to the Corporate Secretary, c/o Office of the General Counsel, S&P Global Inc., 55 Water Street, New York, New York 10041-0003 or by sending an e-mail to the Corporate Secretary at corporate.secretary@spglobal.com. If you submit a proposal, it must comply with applicable laws, including Rule 14a-8 of the Securities Exchange Act of 1934, to be included in next year’s Proxy Statement.
On January 27, 2016, we amended our By-Laws to include a proxy access provision. The Company’s By-Laws now permit a shareholder, or group of up to 20 shareholders, owning continuously for at least three years shares of common stock representing an aggregate of at least 3% of our outstanding shares, to nominate and include in next year’s Proxy Statement director nominees constituting up to two individuals or 20% of the Company’s Board of Directors, whichever is greater, provided that the shareholder(s) and nominee(s) satisfy the requirements in the Company’s By-Laws. Notice of proxy access director nominees must be received no earlier than October 30, 2021, and no later than November 30, 2021.
In addition, the Company’s By-Laws provide that any shareholder wishing to nominate a candidate for Director or to propose any other business at the Annual Meeting, but not intending to have such nomination or business included in next year’s Proxy Statement, must give the Company written notice no earlier than January 5, 2022 and no later than February 4, 2022. This notice must comply with applicable laws and the Company’s By-Laws. Copies of the By-Laws are available to shareholders free of charge on request to the Corporate Secretary, c/o Office of the General Counsel, S&P Global Inc., 55 Water Street, New York, New York 10041-0003 or by sending an e-mail to the Corporate Secretary at corporate.secretary@spglobal.com. You may also download the By-Laws from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com.
May I view future proxy materials online instead of receiving them by mail?
Yes. Shareholders may provide their consent to electronic delivery of Proxy Statements and Annual Reports instead of receiving them by postal mail. If you elect this feature, you will receive an e-mail notice, which will include the web address for viewing the materials online. The e-mail notice will also include instructions so you can vote your proxy online or by telephone. If you have more than one shareholder account, you may receive separate e-mails for each account. Costs normally associated with electronic delivery, such as charges from your Internet service provider, as well as any costs incurred in printing documents, will be your responsibility.
During the 2021 proxy voting period, the Internet voting systems will automatically provide shareholders the option to consent to electronic delivery of future years’ materials.
During the year, shareholders may provide their consent to electronic delivery by going to the appropriate website:
•
Shareholders of record go to www.computershare.com/investor
•
Beneficial owners go to https://enroll.icsdelivery.com/spgi
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Owners of shares through the Company’s 401(k) Savings and Profit Sharing Plan go to www.spglobalbenefits.com
What are the benefits of electronic delivery?
Electronic delivery benefits the environment and saves the Company money by reducing printing and mailing costs. It will also make it convenient for you to view your proxy materials and vote your shares online. If you have shares in more than one account, it is also an easy way to eliminate receiving duplicate copies of proxy materials.
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GENERAL INFORMATION (continued)

What are the costs of electronic delivery?
The Company charges nothing for electronic delivery. You may, of course, incur expenses associated with Internet access, such as charges from your Internet service provider.
How do I opt-out of electronic delivery?
At any time, shareholders may revoke their consent to electronic delivery and resume postal mail delivery of the Proxy Statement and Annual Report by going to the appropriate website:
•
Shareholders of record go to www.computershare.com/investor
•
Beneficial owners go to https://enroll.icsdelivery.com/spgi
•
Owners of shares through the Company’s 401(k) Savings and Profit Sharing Plan go to www.spglobalbenefits.com
What is “householding”?
We have adopted “householding,” a procedure under which beneficial owners who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one copy of our Annual Report and Proxy Statement unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. This procedure reduces duplicate mailings and thus reduces our printing costs and postage fees. Shareholders who participate in householding will continue to receive separate proxy cards. Householding does not affect dividend check mailings.
How do I request a separate paper or e-mail copy of the Proxy Statement or Annual Report at no charge?
If you wish to receive a separate paper or e-mail copy of the 2020 Annual Report or this Proxy Statement at no charge, please call us toll-free at (866) 436-8502, or send an e-mail to investor.relations@spglobal.com, or write to: Investor Relations, S&P Global Inc., 55 Water Street, New York, New York 10041-0003. We will promptly deliver to you the documents you requested. Please make your request for documents on or before April 21, 2021 to facilitate timely delivery of the documents to you prior to the Annual Meeting.
Where can I find the voting results?
We expect to announce preliminary voting results at the Annual Meeting. We will also publish final voting results in a Form 8-K, which we will file with the SEC on or before May 10, 2021. To view this Form 8-K online, log on to the Company’s Investor Relations website at http://investor.spglobal.com, and click on the SEC Filings link.
Can shareholders and other interested parties communicate directly with our Board? If so, how?
Yes. You may communicate directly with one or more members of the Board by writing to the Corporate Secretary, c/o Office of the General Counsel, S&P Global Inc., 55 Water Street, New York, New York 10041-0003, or by sending an e-mail to the Corporate Secretary at corporate.secretary@spglobal.com. The Corporate Secretary will then forward all questions or comments directly to our Board or a specific Director, as the case may be, unless such questions or comments are considered, in the reasonable judgment of the Corporate Secretary to be inappropriate for submission to the intended recipient(s).
       2021 Proxy Statement       7

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
The Company’s business and affairs are overseen by our Board pursuant to the New York Business Corporation Law and our Amended and Restated Certificate of Incorporation and By-Laws. We currently have 13 Directors, 12 of whom are being nominated at this Annual Meeting for one-year terms, which will expire at the Annual Meeting in 2022 (See Item 1 on page 118). Charles E. Haldeman, Jr. will retire from the Board at the 2021 Annual Meeting and will not stand for re-election at the Meeting.
Governance Highlights
Accountability	Board Independence and Refreshment	Compensation and Risk Management

Annual elections for directors.	Independent Chairman of the Board.	Equity Ownership Requirements for directors and executive officers.

Majority voting in uncontested director elections.	All nominees except our CEO are independent.	“Double trigger” vesting of equity-based awards upon a change in control.

Special meeting rights for shareholders holding 25% or more of the voting stock.	Executive sessions of independent directors every Board meeting.	Pay recovery policy or “clawback” applicable to executives and employees under Company policy and S&P Global Ratings policy.

Proxy access right for a shareholder or a group of up to 20 shareholders holding at least 3% of our outstanding shares for at least three years to nominate up to two directors or 20% of the Board, whichever is greater.	Our Director nominees have an average tenure of 7.4 years.	Anti-hedging and anti-pledging policy for directors and executive officers.

Annual performance evaluations of the Board, each Committee, the Chairman of the Board, each Committee Chair and each Director.	Retirement age prevents directors from standing for re-election after reaching age 72.	Risk oversight by the Board and Committees, including cybersecurity, technology, succession planning, ESG and human capital management.
Snapshot: Director Nominees
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Enhanced Corporate Governance Environment
The Board of Directors regularly assesses and refines our corporate governance policies and procedures to take into account evolving best practices and the interests of our shareholders as well as other stakeholders. The Company’s current corporate governance structure reflects an ongoing commitment to strong and effective governance practices that ensure Board responsiveness and accountability to shareholders. Our corporate governance structure includes:
Board Structure and Independence
✔
Board Independence. All of the Company’s director nominees are independent, with the exception of our CEO, who is the only member of management serving on the Board.

✔
Independent Chairman. The Company currently maintains separate roles of CEO and Chairman of the Board. An independent director acts as Chairman of the Board.

✔
Independent Committee Chairs. Each of the Committees of the Board is led by an independent director.

✔
Executive Sessions. The independent directors of the Board meet in executive session led by the independent chairman of the Board at every regularly scheduled Board meeting.

Board Diversity and Refreshment
✔
Board Membership. Since 2016, we have added six new independent directors who have brought valuable and varied experience in distinct and critical areas, each providing a fresh perspective to our Board. Their appointments underscore the Company’s commitment to inviting diverse backgrounds, perspectives, skills and experience into the boardroom to guide the growth and performance of the Company.

✔
Diversity. We believe that diversity is an important attribute of a well-functioning Board. While diversity can be measured in many ways, we note that our 12 Director nominees include 4 women and 2 African-Americans.

✔
Board Skills. During 2020, the Nominating and Corporate Governance Committee (the “Nominating Committee”) undertook a comprehensive review of the skills and qualifications of the Board, and the critical skills necessary to guide the Company forward. In connection with this review, we appointed a new Director in 2020, adding important skills to our Board in the areas of executive leadership experience, experience in the technology industry, global perspective and international expertise, financial and accounting expertise, operational and government, public policy and regulatory experience.

✔
Offer to Resign upon Change in Circumstances. Pursuant to our Corporate Governance Guidelines, any director undergoing a significant change in personal or professional circumstances must offer to resign from the Board.

✔
Overboarding Policy. In 2018, we amended our Corporate Governance Guidelines to limit the number of public-company boards on which our Directors serve (excluding service on our Board) to up to two total boards for public company executive officers and four total boards for other directors, unless the Nominating Committee determines such outside board service would not impair the Director’s service to the Company.

✔
Retirement Age. Pursuant to our Corporate Governance Guidelines, directors cannot stand for re-election after reaching the age of 72.

✔
Board Tenure. Since 2011, we have reduced the average tenure of our Board from 11.3 years to 7.4 years.

Election of Directors / Accountability to Shareholders
✔
Annual Election of Directors. The Company’s charter provides for the annual election of directors.

✔
Majority Voting in Director Elections. The Company’s By-Laws provide that in uncontested elections, director candidates must be elected by a majority of the votes cast. In uncontested director elections, a

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

director who does not receive a majority of the votes cast must offer to submit his or her resignation for consideration by the Nominating Committee.
✔
Shareholder Right to Call Special Meetings. The Company’s By-laws allow shareholders of record of twenty-five percent (25%) or more of the voting power of the Company’s outstanding common stock to call a special meeting.

✔
Annual Self-Evaluation. The Board conducts an annual self-evaluation of Board and Committee performance and each Director’s performance, as well as an evaluation of the Chairman of the Board and each Committee Chair. The Nominating Committee reports the results to the Board and each Committee, including its assessment of the Board’s and the Committees’ effectiveness and areas for improvement. Additional information can be found on page 14 of this Proxy Statement.

Shareholder Recommendations / Proxy Access
✔
Shareholder Recommendations. Shareholders can submit recommendations of director candidates for consideration by the Nominating Committee.

✔
Proxy Access. A shareholder, or group of up to 20 shareholders, owning continuously for at least three years shares of common stock representing an aggregate of at least 3% of our outstanding shares, may nominate and include in the Company’s Proxy Statement director nominees constituting up to two individuals or 20% of the Company’s Board of Directors, whichever is greater.

Management Succession Planning
✔
Succession Planning. The Board believes that one of its primary responsibilities is to oversee the development and retention of executive talent and to ensure that an appropriate succession plan is in place for our Chief Executive Officer and other members of management. Additional information can be found on page 22 of this Proxy Statement.

✔
Board Talent Agenda. In 2020, the full Board reviewed specific talent management topics as standing agenda items at three out of thirteen of its scheduled meetings as well as more detailed reviews at the Committee level. Additional information can be found on page 22 of this Proxy Statement.

Equity Ownership Requirements
✔
Director Equity Ownership Requirements. Each Director is required to hold 400 shares of the Company’s common stock within 90 days of his or her election to the Board, subject to any restrictions under the Company’s Insider Trading Policy, and to hold such shares through his or her tenure as a Director. Additionally, under the Company’s Non-Employee Director Stock Ownership Guidelines, each non-employee Director is required to own or acquire, within five years of election to the Company’s Board of Directors, shares of common stock of the Company having a market value of at least five times the annual cash retainer for serving as a Director of the Company. Additional Information can be found on page 111 of this Proxy Statement.

✔
Policy Prohibiting Hedging and Pledging. The Company’s Insider Trading Policy prohibits the hedging and pledging of Company stock by directors without exception.

Compensation Practices
✔
Compensation Governance. Additional highlights of our compensation governance best practices can be found on page 62 of this Proxy Statement.

Corporate Governance Materials
The following corporate governance materials are available and can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com:
•
the Company’s Amended and Restated Certificate of Incorporation;
•
the Company’s By-Laws;
•
the Company’s Corporate Governance Guidelines;
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•
Board Committee Charters for the Company’s Audit, Compensation and Leadership Development, Executive, Finance and Nominating and Corporate Governance Committees;
•
the Code of Business Ethics applicable to all employees;
•
the Code of Ethics applicable to the Chief Executive Officer and Senior Financial Officers;
•
the Code of Business Conduct and Ethics for Directors applicable to all Company Directors; and
•
the Audit Committee’s Policy concerning Employee Complaint Procedures Regarding Accounting and Auditing Matters.
Director Independence
The Board has determined that all of the Company’s current Directors and Directors who served during 2020, with the exception of Mr. Douglas L. Peterson (the Company’s President and Chief Executive Officer), have met the independence requirements of the NYSE based upon the application of objective categorical standards adopted by the Board. To be considered independent, a Director must have no material relationship (other than as a Director) with the Company, or any of its subsidiaries, either directly or as a partner, shareholder or officer of an organization that has a material relationship with the Company or any of its subsidiaries. In making independence determinations, the Board broadly considers all relevant facts and circumstances.
In addition, members of the Audit Committee must also satisfy the SEC and NYSE independence requirements, which provide that they may not be affiliates and may not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries, other than their directors’ compensation. The Board evaluated each member of the Compensation and Leadership Development Committee (the “Compensation Committee”) under the additional SEC and NYSE compensation committee member standards and also determined that these members qualify as “non-employee directors” (as defined under Rule 16b-3 under the Securities Exchange Act of 1934).
Additional Information Regarding Director Independence
In making its independence determinations with respect to our Directors, the Board considered the following transactions that the Company engages in from time to time with organizations in which our independent Directors serve as executive officers or otherwise have a material interest:
•
Lockheed Martin Corporation. Ms. Stephanie C. Hill is the EVP, Rotary and Mission Systems at Lockheed Martin Corporation. In 2020, the Company and its divisions provided Lockheed Martin Corporation the following products and services: data subscriptions and licensing of publications, credit rating services and index services.
•
Snam S.p.A. Mr. Marco Alverà is the Chief Executive Officer of Snam S.p.A. In 2020, the Company and its divisions provided Snam S.p.A. credit rating services.
All of these transactions are entered into in the ordinary course of business and on terms that are substantially equivalent to those prevailing at the time for comparable transactions with other similarly situated customers or vendors of the Company. None of the transactions described above exceeds 1% of the Company’s consolidated revenue or that of such other company.
In making its independence determinations with respect to our Directors, the Board reviews the materiality of these transactions not only from the standpoint of the applicable Director but also from the standpoint of the organizations in which they serve. Based on this review, the Board has concluded that these transactions do not interfere with the ability of each such Director to exercise independent judgment in carrying out his or her Board responsibilities.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Leadership Structure of the Board of Directors
The Board reviews its leadership structure and selects the Chairman of the Board annually based upon such criteria as the Company’s independent Nominating Committee recommends and consideration of what the Directors believe to be in the best interests of the Company at a given point in time.
Mr. Richard E. Thornburgh is currently serving as the Board’s independent Chairman, after succeeding Mr. Charles E. Haldeman, Jr. in the role, effective October 1, 2020. The only member of management who serves on the Board is Mr. Douglas L. Peterson, the Company’s President and Chief Executive Officer. The position of Chairman of the Board has been held by an independent director since 2015.
Independent Chairman Succession Planning
In connection with Mr. Haldeman’s upcoming retirement at the 2021 Annual Meeting pursuant to the Board’s refreshment policies under its Corporate Governance Guidelines, which provide for Director retirement from re-election after reaching age 72, the Board began a proactive succession planning process for the independent Chairman role in January 2020. The succession planning process and timeline was designed to facilitate a smooth and orderly transition of Board leadership prior to the end of Mr. Haldeman’s term, including by ensuring Mr. Haldeman’s continued availability to assist with the onboarding and coaching of his successor for a transition period of approximately 6 months prior to his retirement. In connection with the succession planning, the Nominating Committee identified recommended selection criteria and cultural fit characteristics for potential Director candidates based on current and anticipated needs of the Board and the Company’s business and strategic plans. Following a thoughtful and rigorous process for evaluating the candidates, the Nominating Committee recommended and the Board approved the appointment of Mr. Richard Thornburgh as the new Board Chairman in time for the Board’s October strategy sessions and simultaneously coordinated the appointment of Mr. Marco Alverà as the new Finance Committee Chair. The multiphase process for appointing the new Board Chairman included, among other things: consideration of the recommended selection criteria and input from the CEO and outgoing Chairman in evaluating candidates; collection of one-to-one director feedback by the outgoing Chairman and Chair of the Nominating Committee; discussion of Director candidates by the full Board in Executive Session, with interested parties recused; and advance planning for related changes in Committee Chair appointments and overall Board and Committee composition.
The Board believes that it is in the best interests of the Company and its shareholders for the positions of Chairman and CEO to be held by separate individuals. The Board believes that this leadership structure will continue to assure the appropriate level of independent Board oversight of management and strengthens our commitment to sound governance by effectively allocating authority, responsibility and oversight between management and the independent members of our Board. Maintaining separate roles permits the CEO to focus more time and energy on day-to-day management of the Company and the Company’s strategic direction, while the Chairman offers an independent perspective and oversees corporate governance matters and operation of the Board.
In the future, if the Chairman is not an independent director, our Corporate Governance Guidelines require that an independent Director be designated as presiding director to lead the executive sessions of the independent Directors at Board meetings, consult on committee selection, and communicate the annual evaluation of the

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CEO, together with the Chairman of the Compensation Committee. In addition, each of the Committees of the Board is led by an independent Director acting as the Committee Chair.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Board and Committee Self-Evaluations
The Board annually assesses the performance and effectiveness of the Board, its Committees, the Chairman of the Board, each Committee Chair and each Director through an annual self-evaluation. The Board and each Committee discusses their respective self-evaluation results and, as appropriate, implements enhancements and other modifications identified during the self-evaluation process.
Evaluation Process
The independent Chairman of the Board oversees and the Nominating Committee establishes and administers the annual evaluation process, including determining the format. The Chair of the Nominating Committee presents the results and findings to the full Board and its Committees to identify opportunities to further enhance effectiveness.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Shareholder Engagement
We value our shareholders’ feedback and are committed to engaging in constructive and meaningful dialogue with shareholders regarding our governance practices, executive compensation program and other areas of shareholder focus throughout the year, including the Board’s oversight of risk, strategy, talent and environmental, social and governance (ESG) matters. Maintaining an ongoing and active dialogue with shareholders is critical to the development of a sound governance process that promotes transparency, accountability and long-term shareholder value by:
•
Providing our investors with visibility into our business strategy, governance practices and compensation programs;
•
Helping us determine which issues are important to shareholders in order to share and exchange our views on those issues; and
•
Offering us an opportunity to identify emerging issues that could impact our business and influence our practices.

Engagement

- Year-round **investor relations engagement** through industry conferences, non-deal roadshows and investor meetings, including virtually in 2020.
- **Annual off-season outreach** with top institutional investors in the fall on general corporate governance, executive compensation and other matters led by our Corporate Secretary.
- **Targeted proxy-season outreach** with broader investor base, as necessary, to address topics of interest in preparation for Annual Meeting.

Communication

- **Management reports to Board**, Nominating Committee and any other relevant Committees, feedback for Board consideration and review.
- Shareholder feedback helps Board **identify areas of investor focus and priorities**.

Review & Assessment

- **Board reviews and assesses shareholder feedback** from engagement activities and Annual Meeting voting results, including say-on-pay results.
- Board also **reviews governance best practices and trends**, regulatory developments and corporate governance frameworks to identify opportunities for continual improvement.

Responsiveness

- **Board implements any changes** and enhancements to governance practices that the Board views in the Company's best interests, makes appropriate compensation adjustments and provides guidance to management on their communications with shareholders.
- **Management communicates enhancements** to governance and compensation practices through proxy disclosure, annual ESG and TCFD reports and ongoing shareholder engagement.

How We Engage
A shareholder engagement team consisting of senior management, Investor Relations and the Corporate Secretary leads our outreach initiatives, seeking input from our shareholders in a number of forums year-round, including proactive off-season outreach to institutional investors and targeted proxy-season outreach, as appropriate, on specific areas of investor focus.
Investor Relations Activities
As part of our ongoing Investor Relations outreach, members of senior management and Investor Relations routinely engage with institutional investors by participating in industry conferences, non-deal roadshows and one-on-one meetings. In 2020, the Investor Relations team continued our active dialogue with investors, despite the challenges posed by the COVID-19 pandemic, by attending virtual investor conferences and
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

conducting virtual investor meetings. These activities allow our senior management and Investor Relations team to share and discuss our business strategy and achievements, solicit investor feedback on our performance and seek insight into our investors’ priorities throughout the year.
Corporate Secretary Outreach
We also conduct proactive annual outreach by inviting governance representatives of our largest institutional shareholders to discuss corporate governance, compensation, environmental and social and other matters with the Corporate Secretary both during and outside of the proxy season.
As part of our annual off-season outreach conducted during the fall and winter of 2020-2021, we invited our largest long-term institutional investors, collectively representing approximately 30% of our shares outstanding, to discuss general corporate governance, sustainability and executive compensation matters and provide feedback.
Communicating Shareholder Feedback
The shareholder engagement team regularly reports to the full Board, the Nominating Committee and any other committees, as necessary, on the Company’s outreach activities, shareholder feedback and recommended best practices.
Our engagement initiatives have covered a wide range of important governance topics, providing valuable insights and feedback regarding the following areas of investor focus:
No significant concerns were raised by investors this year and investors expressed strong overall support for our governance framework and executive compensation program, including the link between pay and performance.
Board Review and Responsiveness
The Board and its relevant committees consider our shareholders’ views and perspectives as part of their decision-making process on key issues related to strategy, governance, compensation and environmental and social responsibility to integrate shareholder input and emerging best practice into our governance process.
Some recent governance enhancements in response to investor input include:
✔
Enhanced ESG disclosure, including through expanded disclosure in our second annual TCFD Report; publication of Science Based Targets to reduce our greenhouse gas (GHG emissions), which were externally validated by the Science Based Targets Initiative (SBTi) to advance our goal to achieve net-zero emissions by 2040; and inclusion of more robust and in-depth voluntary disclosure on environmental sustainability, human capital management and community engagement in this Proxy Statement and in our annual ESG Report.

✔
Amendments to Board and Committee governance documents placing increased emphasis on oversight of ESG topics by formally incorporating oversight of human capital management and culture

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

in the Compensation Committee Charter and oversight of ESG strategies, initiatives, risks and reporting in Nominating Committee Charter in 2020.
✔
Introduction of a Director overboarding policy to our Corporate Governance Guidelines in 2018, limiting the number of public-company boards on which our directors may serve (excluding service on our Board, to up to two outside boards for public company executive officers and four outside public company boards for other Directors, unless the Nominating Committee determines such outside board service would not impair the director’s service to the Company).

✔
Enhanced corporate governance disclosure, including in the areas of risk oversight, Board composition and skills, refreshment and succession planning, Board self-evaluations, and shareholder engagement.

In addition, many of the improvements to our governance and compensation structures implemented over the last several years have been informed by shareholder feedback. Examples of prior governance and compensation program changes made in response to shareholder feedback are highlighted on page 69 of this Proxy Statement and affirm our responsiveness to and alignment with our shareholders.
Contacting the Board
We believe communication between the Board and the Company’s shareholders is an important part of the governance process. Shareholders and other interested parties may communicate with our Board or any Director or Committee by addressing communications to the Corporate Secretary, c/o Office of the General Counsel, S&P Global Inc., 55 Water Street, New York, New York 10041-0003 or by sending an e-mail to the Corporate Secretary at corporate.secretary@spglobal.com.
The Corporate Secretary may sort or summarize the communications as appropriate and, depending on the nature of the communication, the correspondence will either be forwarded or periodically presented to the Board. Communications that are personal grievances, commercial solicitations, customer complaints or that contain inappropriate or offensive content will not be communicated to the Board or any Director or Committee.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Role of Board of Directors in Risk Oversight
The Board is broadly responsible for overseeing and evaluating the management of the Company, including the development and implementation of the Company’s strategic objectives, and provides direction to management in the interest of and for the benefit of the Company’s shareholders. In connection with the Board’s important role in overseeing the Company’s strategic direction for the benefit of shareholders, the Board oversees risk management. The Board believes that effective risk management is essential to the Company’s commitment to deliver long-term shareholder value. Highlights of the Board’s risk management process include:

Risk Management Highlights

- **Ongoing and in-depth review of key risks by the full Board.** The full Board reviews or discusses key risks and risk management throughout the year:
  - As part of **regular Committee reports** at each Board meeting;
  - As part of **all strategy discussions and business updates**;
  - As an **in-depth agenda topic** at least once a year;
  - As part of a **biannual update on cyber risk** from the Chief Information Security Officer, the Chief Risk Officer and the Chief Information Officer; and
  - As part of a **biannual update on talent management** topics from the Chief People Officer.
- **Reliance on outside experts and advisors** for independent external advice and expertise on topics including cyber risk, regulatory and public policy changes, and market and industry dynamics, including M&A.
- **In-depth Committee reviews of key risks**, including Audit Committee review of management's process for key risk escalation and metrics for assessing risk. For additional information on the risk oversight responsibilities of each Committee, see page 19 of this Proxy Statement.
- **Committee coordination and collaboration.** In addition to their own focused reviews of key risks, Committees coordinate to ensure effective and robust coverage across all Committees impacted by and with oversight responsibility for such risks:
  - Committees refer matters with common touchpoints to one another for follow-up.
- **Ongoing oversight between Board meetings.** The Chairman of the Board and the Committee Chairs serve as liaisons facilitating ongoing oversight of risk management and dialogue with management between meetings.
  - The **Audit Committee Chair engages with management and** the Company's independent **auditor** between meetings to ensure continuous coverage and monitoring of key risks.
- **Directors engage in discussions of key risks in informal, non-Board room meetings**, including at scheduled Board dinners or virtual Director-only sessions for 2020.

Role of the Board and its Committees
The Board has oversight responsibility for the Company’s risk management framework, which is designed to identify, measure, assess, mitigate, monitor and report risks across the Company. In overseeing the Company’s risk management framework, the Board strives to ensure that the Company’s overall risk exposure is appropriately aligned with the Company’s strategy and agreed risk tolerances, focusing on the most significant strategic and competitive, financial, operational, legal and compliance, technology and cybersecurity, talent management and culture risks facing the Company.
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The Board exercises its risk oversight responsibilities both directly and indirectly through the Board’s Committees by delegating oversight for specific categories of risk to its Committees, which assist the Board in evaluating the key risks faced by the Company and assessing the Company’s policies, procedures, and monitoring and escalation protocols as they relate to risk management.

Board of Directors Oversees Major Risks

Strategic & Competitive | *Financial* | *Operational* | *Legal & Compliance* | *Technology & Cyber* | *Talent & Culture*

- ✓ Interacts with and monitors actions being taken by senior management with respect to risk assessment and risk mitigation of the Company's top risks.
- ✓ Reviews with management key strategic risks to the Company's long-term strategy and performance and mitigation strategies relating to such risks.
- ✓ Delegates specific categories of risk management for targeted Committee-level oversight, including delegation of primary risk oversight to the Audit Committee, and evaluates regular reports from Committees on such risk-related matters.

Audit Committee

Oversees key business and operational risks of the Company, and risks relating to **financial reporting and compliance**, including by:

- ✓ Providing oversight to the Company's internal and **independent auditors;**
- ✓ Reviewing with the Company's independent auditors and management the **adequacy of internal controls** that could significantly affect the Company's financial statements;
- ✓ Reviewing **compliance** with policy, legal and regulatory requirements;
- ✓ Overseeing the **Enterprise Risk Management (ERM) process**; and
- ✓ Discussing with management **risk exposures and mitigation** strategies, with regard to key risks, including operational risks**,** such as **technology and cybersecurity risks**.

Compensation Committee

Oversees **compensation- and incentive-related risks**, including by:

- ✓ Establishing and **reviewing incentive program performance metrics** to ensure they are appropriately aligned with business and regulatory considerations;
- ✓ Overseeing risks associated with **talent management, culture and succession planning**, working with the Nominating Committee, CEO and CPO to develop formal succession planning for senior management; and
- ✓ Conducting an **annual risk assessment** of the Company's compensation programs to determine whether they encourage excessive risk taking or are reasonably likely to have a material adverse effect.

Finance Committee

Oversees the Company's **financial risks**, including by:

- ✓ Reviewing with management the potential impact of **financial and non-financial risk scenarios** on the Company's **long-term capital position**;
- ✓ Overseeing major **capital expenditure** decisions including technology;
- ✓ Reviewing and discussing with management, the Company's **capital allocation philosophy** and applying that philosophy to the **dividend policy** and **share repurchase programs**; and
- ✓ Overseeing **significant transactions**, including acquisitions and divestitures.

Nominating Committee

Oversees **governance-related risks**, including by:

- ✓ Reviewing and discussing the CEO's **emergency succession planning** with the CEO;
- ✓ Overseeing annual **performance evaluations** of the Board and its Committees;
- ✓ Evaluating **Director independence** and related person transactions;
- ✓ **Monitoring legal developments** and trends regarding corporate governance matters; and
- ✓ **Overseeing internal ESG** matters, including the Company's ESG strategies, initiatives, risks and reporting.

Board and Committee Oversight of Certain Key Risks
As part of the Board’s responsibility to exercise effective and meaningful oversight of the Company’s risk management process, the Board periodically reviews key risks at the Board and Committee level and periodically assesses the appropriate oversight structure for such risks.
Technology and Cyber-Risk Oversight
Informed by the most recent such discussions and given the nature of our operations, our Board and Nominating Committee gave significant consideration over the past three years to the appropriate oversight structure for risks associated with technology and cybersecurity as well as the risks themselves. The full Board is briefed on enterprise-wide technology and cybersecurity risk management and the overall technology and cybersecurity environment by management and through updates from the Audit Committee and Finance Committee on their in-depth Committee-level reviews. In addition, the Board receives a biannual update from the Chief Information Officer, the Chief Risk Officer and the Chief Information Security Officer.
The Board coordinates with the Audit Committee and Finance Committee to ensure active Board- and Committee-level oversight of the Company’s technology and cyber risk profile, enterprise technology and cyber strategies, and information security initiatives. In addition, the Board has delegated primary responsibility for oversight of key risks of the Company to the Audit Committee. The Audit Committee reviews technology and cyber risks, as well as the Company’s risk mitigation processes and internal control procedures to protect
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

sensitive business information, and receives regular reports from the Chief Information Officer, the Chief Risk Officer and the Chief Information Security Officer on the Company’s technology and cybersecurity programs. In addition, the Finance Committee oversees management’s strategy with regard to technology and associated risks when considering major capital expenditures and acquisitions.
COVID-19 Oversight
During 2020, the Board and its Committees dedicated significant time and attention to overseeing the Company’s management of key risks related to the COVID-19 pandemic, receiving frequent updates at both the Board and Committee level from the CEO and other senior leaders on the Company’s pandemic response and framework for the management and mitigation of related key risks across the business.
The CEO, Chief Financial Officer, Chief People Officer and General Counsel, as well as other senior leaders including the Chief Risk Officer, Chief Information Officer and Chief Information Security Officer, presented regular and in-depth reviews of the Company’s assessment of key risks and approach to pandemic risk management to the full Board, as well as targeted updates to the Board’s Committees in their respective oversight areas. Through these updates, the Board and its Committees reviewed and discussed a broad range of topics with management, including: measures to protect the health, wellness and safety of the Company’s employees and return to office planning; the impact of the transition to a global work-from-home model on technology, cybersecurity, operations and business continuity planning; strategies to ensure continued delivery of products and services and execution of the Company’s long-term strategy; and financial scenario planning for managing the Company’s balance sheet and liquidity. In addition to extensive coverage of COVID-19 topics during formal Board and Committee meetings, the CEO also provided regular updates to the Chairman of the Board, Committee Chairs and other Board members through ongoing dialogue in between meetings to keep the Board informed of the latest developments and solicit input.
By exercising ongoing oversight and providing advice on the Company’s pandemic response and business continuity planning, the Board and the Committees helped support management’s development of a strategy to mitigate the immediate and potential long-term impacts of COVID-19, protect the health, wellness and safety of the Company’s employees and continue to execute on strategic initiatives to deliver value to shareholders.
ESG Oversight
The Board views oversight and effective management of environmental, social and governance (“ESG”) related risks and opportunities as essential to the Company’s ability to execute its strategy and achieve long-term sustainable growth. As such, the full Board receives regular updates on a variety of ESG topics, including sustainability and climate-related matters, as part of its annual, in-depth strategy and risk management sessions, as well as ongoing discussions and committee reports throughout the year. The full Board also receives biannual updates on the Company’s ESG products and offerings.
In addition to oversight by the full Board, the Board coordinates with its various Committees to ensure active and ongoing Committee-level oversight of the Company’s management of ESG related risks and opportunities across the relevant Committees.
Human Capital Management Oversight
The Board views effective human capital management as critical to the Company’s ability to execute its strategy.
As a result, the Board and the Compensation Committee oversee and regularly engage with our CEO, Chief People Officer (“CPO”), Chief Corporate Responsibility & Diversity Officer and other members of senior leadership on a broad range of human capital management topics, including culture, talent and performance management, diversity, equity and inclusion, succession planning, compensation and benefits, workplace health and safety, and employee engagement and retention.
At the management level, our CPO is responsible for leading the development and execution of the Company’s human capital management strategy, also referred to as our “People” strategy, working together with other senior leaders across the Company. Among other things, this includes promoting an inclusive and

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performance-driven workplace culture; managing the Company’s initiatives to attract, recruit, develop and retain the high-quality talent needed to ensure S&P Global is equipped with the right skill sets and intellectual capital to deliver on current and future business needs; and overseeing the design of the Company’s compensation, benefits and wellness programs. In connection with these responsibilities, the CPO also partners with our Corporate Responsibility & Diversity team on the development and execution of the Company’s diversity, equity and inclusion roadmap and works closely with the CEO on executive succession planning and development of the talent succession pipeline for the Company’s Operating Committee.
Risk Assessment of Compensation Policies and Practices
At least annually, the Compensation Committee oversees a risk review of the various components of our compensation program. In 2020, the Committee and its independent compensation consultant determined that the Company’s compensation plans, programs and policies do not encourage excessive risk taking and are not reasonably likely to have a material adverse effect on the Company. For additional information, see page 90 of this Proxy Statement.
Role of Management
While the Board provides oversight, management is responsible for the day-to-day management of the Company’s risk exposures in a manner consistent with the strategic direction and objectives established by the Board. Management provides regular updates to the Board and the Audit Committee concerning strategic, operational and emerging risks and the Company’s efforts to mitigate those risks. As a critical component of the Company’s risk management process, management has adopted an integrated risk management framework to continuously identify, assess, measure, manage, monitor and report current and emerging non-financial risks. As part of this framework, the Company has an Enterprise Risk Management (ERM) Committee which is chaired by the Company’s Chief Risk Officer. The ERM Committee oversees the Company’s risk management framework, including the implementation of the framework components across the Company and promotes a strong Company-wide culture of risk management, compliance and control.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Talent Management and Succession Planning
The Board believes that one of its primary responsibilities is to oversee the development and retention of executive talent and to ensure appropriate succession plans are in place so that the Company has the executive talent it needs to successfully execute the Company’s short-term and long-term business objectives.
Roles and Responsibilities
In consultation with the CEO, Chief People Officer (the “CPO”) and other members of management, the Nominating Committee, the Compensation Committee and the full Board review short-term and long-term succession planning for the development, retention and replacement of executive talent both formally, at least on an annual basis, as well as informally throughout the year in Executive Session.
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Corporate Environmental and Social Responsibility
We see environmental, social and governance (“ESG”) practices as essential components of sustainable Company performance and the successful implementation of our long-term, customer-focused business strategy to Power the Markets of the Future. ESG permeates all aspects of our business and guides our purpose to accelerate progress in the world by providing intelligence that is essential for companies, governments and individuals to make decisions with conviction.
As a result, ESG considerations inform our governance mechanisms for effective Board oversight as well as how we manage our Company to fulfill our strategic priorities and carry out our corporate purpose to accelerate progress for stakeholders and communities across the world.
Governance
We are committed to running our business with integrity, transparency and the highest standards of corporate governance. Reflecting our ongoing commitment to integrity and transparency, we continue to refine our governance policies and procedures, taking into account evolving best practices and the best interests of our shareholders, the Company and other essential stakeholders.
Board and Committee Oversight
In recent years, our Board of Directors has taken active steps, summarized in the chart on page 8, and described more fully on pages 9 through 10, of this Proxy Statement, to enhance the Company’s corporate governance environment. These improvements have included more comprehensive disclosure and increased Board and Committee focus on oversight and effective management of the Company’s ESG related risks and opportunities. Most recently, in 2020, the Board and its Committees updated their governing documents to further enhance governance processes that promote corporate responsibility and accountability by memorializing the Company’s commitment to essential stakeholders and formally documenting our existing framework for the Board’s coordination with its Committees on oversight of material ESG issues. Highlights included amendments to:
✔
The Board Corporate Governance Guidelines to clarify that our Board’s responsibilities to shareholders also extend to other stakeholders, including employees, customers and communities, reflecting our alignment with the Business Roundtable’s Statement on the Purpose of a Corporation.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

✔
The Nominating Committee Charter to provide for the Committee’s review and oversight of management of the Company’s ESG strategy, initiatives, risks and reporting.

✔
The Compensation Committee Charter to provide for the Committee’s review and oversight of the Company’s culture and policies and strategies related to human capital management.

For a more detailed discussion regarding the role of the Board and its Committees in overseeing management of the Company’s key risks, including ESG, please see pages 18 through 21 of this Proxy Statement.
Company ESG Leadership
Our ESG leadership structure at the management level also reflects our focus on ESG issues and commitment to provide value to all stakeholders. The corporate responsibility and diversity, equity and inclusion functions are managed by our Chief Corporate Responsibility & Diversity Officer, who also leads the work of the S&P Global Foundation. This reinforces our internal diversity, equity and inclusion and ESG integration efforts and drives employee volunteerism and philanthropic giving through the S&P Global Foundation. In addition, the Corporate Responsibility team directs efforts to minimize S&P Global’s environmental impact and transition to a net-zero future, in coordination with other key internal stakeholders across the business. Along with our Operating Committee, this team manages the Company’s ESG reporting and regularly updates the Board on our strategy, activities and progress. Other senior leaders also provide input through the Diversity, Equity and Inclusion Council, Environmental Action Committee and Environmental Health & Safety Committee. Our global Corporate Responsibility team implements day-to-day programs with support from senior leaders and relevant corporate functions.
Material ESG Factors
At S&P Global, we understand that to be most effective in our efforts to create a more sustainable business and society, we must first identify where we have the most opportunity for positive impact and where we must minimize the potential for negative impact. For this reason, we are guided by our materiality assessment; a process to identify, refine and assess the most relevant sustainability topics for the organization and its stakeholders. The list of material topics includes those that have a direct or indirect impact on our ability to create, preserve or erode economic, environmental and social value for ourselves, our stakeholders, the environment and society. The materiality assessment helps us to allocate financial resources and human capital; make decisions based on the right data; identify emerging trends; communicate on the issues that matter most to our stakeholders; meet increasing demands from regulators and reporting standards; and support the Corporate Responsibility team in implementing a sustainability strategy, setting ambitious goals and targets, and leading targeted and ongoing stakeholder engagement.
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Environmental Sustainability
We are committed to promoting environmental sustainability both internally, by minimizing our environmental footprint, and externally, by providing transparent disclosure of our climate-related business risks and developing innovative tools that drive sustainable investment in the marketplace and help markets and customers transition to a low carbon economy.
Transitioning to Net-Zero
Our efforts to promote a sustainable environment encompass our operations and people. We continually assess our portfolio and business operations with sustainability in mind and have an established record of implementing meaningful programs to reduce the Company’s global environmental impact, while also promoting accountability through transparent public disclosure of our reduction efforts.
Corporate sustainability initiatives to decrease our carbon emissions and natural resource consumption are supported and integrated across our global operations through comprehensive global programs and targets, proactive performance tracking and transparent reporting. Significant recent achievements and commitments towards reducing our climate and natural resource footprint include:
A cross-functional Environmental Action Committee co-chaired by the Chief Corporate Responsibility & Diversity Officer and the Senior Vice President, Global Real Estate Services (GRES) manages the environmental sustainability of the Company. The Committee oversees collection and tracking of key environmental metrics, sets environmental performance targets and has ownership of related policies and programming.
The performance scorecard for determining payouts under the Company’s short-term incentive plan also incorporates key performance indicators (KPIs) for strategic priorities tied to environmental sustainability. Linking executive incentive pay outcomes to the Company’s progress achieving strategic climate initiatives thus provides another mechanism for ensuring accountability to reduction goals, in addition to the Company’s extensive public disclosure described below.
Climate-Related Financial Disclosure
We support informed and sustainable investment through transparent disclosure and standardized analysis of financially material climate-related risks and opportunities.
In 2019, S&P Global was among the first companies to publish a climate disclosure report responsive to each of the recommendations of the Financial Stability Board’s Task Force on Climate-related Financial Disclosures (TCFD), powered by a comprehensive climate scenario analysis conducted by the Company’s Trucost ESG Analysis. In 2020, we updated our TCFD report to capture TCFD’s latest disclosure recommendations, incorporate insights from benchmarking our 2019 report and meet increasing expectations from regulators, investors and other stakeholders for greater investment, transparency and diligence managing climate-related challenges.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Both of our TCFD reports incorporate four critical elements of climate-related financial disclosures recommended by TCFD: governance; strategy; risk management; and metrics and targets. We also provide detailed information about our Scope 1 and 2 GHG emissions and Scope 3 Business Travel Emissions, including metrics, reduction targets and third party assurance from Corporate Citizenship. Highlights from the expanded disclosure in our 2020 TCFD report include:
•
A more robust approach to climate reporting governance
•
Scenario analysis on how financial, physical and transition risks may affect our business
•
Stronger emphasis on integrating climate-related metrics into financial planning and quantitative performance measurement, making us one of the first U.S.-based companies to disclose a carbon adjusted earnings per share (EPS) metric in our report
Essential Intelligence for Sustainable Investment
We offer data and analytics for sustainable investment through innovative ESG solutions that power the markets for good. As a leading provider of data and analytics, we invest in the development and delivery of ESG data, ratings, benchmarks and insights to address the sustainability goals of our customers and anticipate consumer needs related to ESG issues.
We have developed and launched and continue to develop a suite of products across our underlying business units that offer innovative solutions for our clients’ evolving ESG needs, so they can accelerate progress by identifying growth opportunities and mitigating ESG risk. We achieved substantial progress in 2020 with new product launches and enhancements across our divisions.
We also continue to build out our ESG data and analytics capabilities by further integrating ESG products and solutions across our business divisions. At the end of 2020, we announced the creation of a new S&P Global ESG team to accelerate our ESG business strategy and better serve the evolving needs of our customers. The S&P Global ESG team will consolidate the management of our cross-divisional ESG assets and our ESG product roadmap with an ESG leadership group and organizational structure designed to scale quickly and accelerate growth.
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Social Responsibility
Powering the Markets of the Future and accelerating progress requires a skilled, diverse and engaged workforce to implement our strategy and purpose as well as an inclusive global economy. We invest in our people and communities as critical to the success of our long-term strategic vision and ability to accelerate progress.
Investing in our Employees
Our people create value and are the foundation of everything we do, powering our impact on communities and economies. Ensuring a diverse and inclusive performance-driven culture is one of the key components of our corporate strategy to Power the Markets of the Future and a corporate priority set from the top. As a result, we invest in our success as a global Company by investing in our employees across the world through our “people first” approach to human capital management, aimed at enabling all team members to reach their full potential.
To achieve our strategic people objectives, we support and invest in our employees through human capital management or “people” strategies that include diversity, equity and inclusion initiatives; learning and development programs; competitive compensation and benefits programs; workplace health, wellness and safety measures; and mechanisms for retention, engagement and accountability. Examples of some of our key initiatives and programs in these focus areas are included below.
Diversity, Equity & Inclusion
Our ability to attract and retain a diverse and inclusive workforce is critical to our long-term strategy, driving business growth and innovation and empowering our people to achieve their full potential. In connection with our commitment to create a diverse and inclusive workplace, we have taken the following steps to foster an environment where our people can bring their whole selves to work:
•
In 2019, we merged our Corporate Responsibility and Diversity, Equity & Inclusion (“DEI“) teams, in recognition of the critical importance of diversity to our firm’s standing and future. Our People team partners with Corporate Responsibility & Diversity to lead our global DEI efforts. These efforts focus on hiring and retaining diverse talent, building an inclusive culture and enabling all people to advance their careers with us.
•
An executive Diversity, Equity & Inclusion Council, co-chaired by our CEO and Chief People Officer, directs and oversees our enterprise-wide diversity, equity and inclusion strategy, advancing and ensuring coordination and accountability for diversity, equity and inclusion programs across the organization. The DEI Council works with our CEO and Chief People Officer setting our enterprise-wide diversity, equity and inclusion strategy and provides regular updates to our Board of Directors on progress.
•
We connect colleagues across our organization through our Employee Resource Groups (ERGs). These global and employee-led networks offer career experiences and network-building opportunities that foster professional development and support workplace diversity. More than 8,000 people participate in our ERGs, covering nearly 40% of our global workforce, with 73 regional networks.
•
We also measure progress on our diversity, equity and inclusion programs as part of our enterprise and division balanced scorecards, which are reviewed by the CEO quarterly and the Board at least biannually Scorecard performance against diversity, equity and inclusion goals impacts short-term incentive compensation outcomes, providing an important mechanism for executive accountability.
•
To provide additional transparency into our efforts to increase diversity, equity and inclusion across our workforce, we plan to expand our disclosure of DEI data in our forthcoming 2020 ESG Report.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Some highlights of our most recent efforts and commitments to promote diversity, equity and inclusion are provided below.
Advancing Racial Equity
At S&P Global, we remain steadfast in our commitments to maintaining an inclusive, equitable and diverse environment where our people can thrive. We know that diversity unlocks opportunity, inclusion drives growth and together they spark innovation and potential.
Beyond our walls, we are also demonstrating and spotlighting our active engagement with important racial equity initiatives. We have dedicated support for the CEO Action for Racial Equity, the largest business coalition aimed at advancing racial equity through public policy. As a Business Roundtable (BRT) member, we remain active in the BRT’s racial equity and justice initiatives. Through external and internal publications, we continue to recognize and celebrate our colleagues through awards, recognition events and thought leadership. At the same time, we have also increased our community activity, extending partnerships and philanthropic efforts with organizations that support racial equity.
To further educate, build awareness and cultivate inclusive leaders and teams, we have implemented a series of programs to enhance diversity, equity and inclusion:
✔
Dual Mentoring: Expanded dual mentoring program, aligning senior executives with diverse leaders for guided mentorship.

✔
Executive Coaching: Provided executive coaching to diverse leaders to accelerate development and offer career-enhancing visibility.

✔
Nonprofit Board Service: Piloted board training and placement programs to increase the number of diverse leaders on nonprofit boards.

✔
Ethics Training: Enhanced enterprise-wide, annual Code of Business Ethics training to address racial harassment and discrimination.

✔
Anti-Bias Interview Training: Implemented anti-bias interview training for recruiters and managers to promote educated best practices in bias-free interviewing.

✔
Measuring Sentiment: Introduced DEI Index on business scorecards to assess employee sentiment for diversity, equity and inclusion.

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Learning & Development
We are committed to continuous learning and invest in development tools and programs at every level across our organization to help employees expand their knowledge, skills and experience and guide career advancement in support of our long-term strategy.
Competitive Compensation & Benefits Programs
We believe compensation and benefits programs are critical to the overall employee experience. Offering market competitive, people-centric and performance driven compensation and benefits is key to our recruitment, talent management and retention strategies. As a result, management regularly assesses employee feedback, competitor research and market data to ensure our programs remain competitive and are designed with our people’s physical, financial, work-life, mental and emotional health and well-being in mind. Based on these insights, we introduced new and enhanced “people first” benefits in 2018 through 2020 to advance employees’ well-being at work and beyond in support of our “people first“ philosophy.
Workplace Health, Wellness & Safety
The health, wellness and safety of our people working around the global is a top priority, and our facilities worldwide follow rigorous, internally and externally audited, occupational health and safety policies. We also recognize that protecting the health, safety and well-being of our employees is crucial to our ability to ensure crises like the global COVID-19 pandemic are effectively managed. In response to the COVID-19 pandemic, we established a crisis management committee in January to lead a coordinated workplace safety strategy and acted quickly implementing significant changes across the organization to protect our people and the communities in which we operate.
As a result of these actions, a majority of our people were working from home by late March and continue to work remotely, as we evolve our preparedness strategy for office re-openings to integrate key learnings, safety measures and employee feedback to rethink the future of work. In 2020, we also appointed our first Chief Medical Advisor to help inform decision-making on the Company’s pandemic response, hosted bi-weekly global town halls to keep our people informed about health, safety and remote working logistics, and introduced expanded health and wellness benefits to help our people cope with the health impacts of COVID-19, including:
•
Expanding paid global care leave to 10 business days for caring for a sick or healthy family member;
•
Increasing minimum global sick leave to 10 paid business days while being treated for COVID-19;
•
Committing to pay any employees who contract COVID-19;
•
Committing to provide unlimited paid leave following loss of a loved one, and three months’ pay to family members following loss of an employee;
•
Providing added flexibility for those working from home while caring for children/family;
•
Expanding telemedicine resources and access to mental health services; and
•
Providing an IT allowance to assist with technology expenses for transitioning to a work-from-home setup
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Talent Attraction & Retention
To attract and retain the high-quality talent needed to execute our long-term strategy to Power the Markets of the Future, we believe it is critical for our employees to feel included, empowered and supported. As a result, we strive to create a unified and inclusive workplace culture that promotes employee engagement, satisfaction and performance; and that reflects our common corporate purpose and values of Relevance, Integrity and Excellence.
We invite employee feedback through a variety of channels for open communication and engagement, including small group employee round-table discussions with our business leaders and members of our Board of Directors, our annual employee VIBE survey and more frequent check-ins through employee “Pulse” surveys. The annual VIBE survey allows us to track progress in critical areas, such as workplace pride and satisfaction and inclusive culture, and gather actionable insights for improvements to our people strategy. We encourage managers to share VIBE survey results with their teams, prioritize action areas and pursue solutions.
Investing in Communities
We are committed to serving the communities in which we operate worldwide. In 2019, we endorsed the updated Statement on the Purpose of a Corporation issued by the Business Roundtable, recognizing a corporation’s responsibility to represent the interests of a wider range of stakeholders than just shareholders as an essential component of corporate sustainability and long-term economic viability.
We demonstrate this commitment to serving all stakeholders, including the communities in which we operate, through our Corporate Responsibility & Diversity (CR&D) strategy and programs that connect our people and capabilities to society’s needs. We give back to our communities through thought leadership, employee volunteering and the work and charitable giving of the S&P Global Foundation, focusing our CR&D efforts in three priority areas where we can make the most difference, contribute to UN Sustainable Development Goals and Power the Markets of the Future.
Accelerating Progress through the S&P Global Foundation
The S&P Global Foundation supports volunteering programs that engage the Company’s employees and donates to a variety of non-profit organizations and local community programs across our global offices that advance our CR&D priorities, global disaster relief efforts and make a genuine impact on the local communities in which we operate. In 2020, the Foundation more than doubled its 2019 grant-making, supporting COVID-19 community relief and racial justice as well as our CR&D pillars, and extended its geographical reach to 24 countries.
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Pandemic Response
COVID-19 has proved a seminal moment; together with racial justice, the pandemic is demonstrating the important role of the private sector in leading changes in culture and communities. In 2020, our corporate responsibility activities and the work of the S&P Global Foundation continued to gain momentum, evolving rapidly in response to COVID-19, racial justice and climate change concerns.
Employee Volunteer Impact
Our people drive our community impact by identifying nonprofits to support with their time and financial contributions. We encourage our employees to volunteer and provide gift-matching for employee donations to eligible nonprofit institutions. In 2019, we launched Essential Impact, a year-round global volunteering initiative that gives our employees five paid “Give Back Days” a year to spend volunteering. In 2019, the number of our employee volunteers increased, with 10,800 employees engaging in volunteer work. In 2020, despite challenges to in-person volunteering resulting from the COVID-19 pandemic, the economic value of our employee volunteer efforts increased through more virtual skills-based volunteering.
Thought Leadership
We used our essential intelligence to make a positive impact in the world by launching our #ChangePays campaign in 2019 to spotlight the positive impact of women in the workforce on companies, markets and global communities through our data-driven research. We shared our findings with the World Economic Forum, the Institute of International Finance, and the International Monetary Fund as well as many other organizations. In 2020, we continued our global campaign to empower women in the workforce by launching a #ChangePays podcast and partnering with AARP to publish new research about the importance of expanding family-friendly benefits and promoting work-life balance.
Process for Identifying and Evaluating Directors and Nominees
The Nominating Committee reviews with the Board, on an annual basis, the current composition of the Board and identifies the types of skills and qualifications desirable for future Board members in light of the current and anticipated needs of the Board and its committees.
Based on its annual review, the Committee recommends to the Board the general selection criteria for Director nominees, screens potential Director candidates and recommends the slate of Director nominees for election to the Board at the Company’s Annual Meeting.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Board Refreshment and Succession Planning
We believe that thoughtful Board refreshment and proactive Director succession planning is an integral part of the Company’s ability to deliver on its long-term strategy.
Board Refreshment
To ensure the right balance of fresh new perspectives with the institutional knowledge contributed by our longer-serving Directors, the Committee regularly oversees and reviews practices to enhance the Board’s refreshment process. Our Corporate Governance Guidelines incorporate refreshment mechanisms, including mandatory retirement from re-election after reaching age 72 and mandatory resignation offers upon a change in circumstances described further on page 9 of this Proxy Statement.
We value the historical knowledge and experience our long-term Directors bring to the Board. Although the Committee considers Director tenure as a factor in identifying the slate of Director nominees, tenure alone is not a critical or determinative factor.
Succession Planning and Director Recruitment Process
In anticipation of retirements, resignations and evolving strategic needs for new skills and capabilities, the Committee conducts proactive, strategy-driven Director succession planning. The succession planning and new Director recruitment process is designed to be responsive to anticipated future needs in light of evolving business, industry and market dynamics and to ensure the Board’s members bring the right balance of skills, experience, tenure and diversity to effectively promote, support and oversee the implementation of our long-term strategy.
The Committee follows a multiphase approach to succession planning and the Director recruitment process to identify and evaluate potential new Director candidates.
As part of the evaluation process, the Committee reviews and considers available information regarding each candidate, including skills and qualifications, as well as diversity of background, experience and thought (including age, gender, race/ethnicity and geography). Although the Committee considers diversity as a factor in assessing the appropriate skills and qualifications required of Board members, the Board does not have a formal policy with regard to diversity in identifying Director nominees. The Committee also reviews the candidate’s independence, potential conflicts and any reputational risks.
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New Director Nominee
Ian P. Livingston was identified by Russell Reynolds as a candidate possessing extensive experience and qualifications in key strategic and priority areas identified by the Nominating Committee for the new Director search. Lord Livingston’s qualifications include executive leadership experience in the technology sector; global perspective and international experience, as well as financial and accounting expertise; operational experience managing complex organizations; and government, public policy and regulatory experience gained through his service in the House of Lords and as Minister of State for Trade and Investment. Following the initial screening process, Lord Livingston was one of several candidates interviewed by the Chairman of the Board, the Chair of the Nominating Committee and its other five Committee members, as well as the Chief Executive Officer. His background and qualifications were reviewed and discussed by the Committee with the full Board, prior to his recommendation for election to the Board. The Committee and the Board believe that Lord Livingston will contribute valuable insights and perspective on finance and accounting, international operations, executive leadership, government and public policy and technology gained through his experience serving in global leadership roles the finance and technology sectors. The Board unanimously recommend that Lord Livingston be elected to the Board at this year’s Annual Meeting.
Shareholder Nominations and Recommendation of Director Candidates
Candidates may come to the Committee’s attention through recommendations from current Board members, senior management, professional search firms, shareholders or other sources. The Committee will consider Director candidates recommended by shareholders and evaluates shareholder candidates based on the same selection criteria it uses for other Director candidates. Shareholder recommendations should be addressed in the manner and by the deadlines described on page 6 of this Proxy Statement to the Corporate Secretary, c/o Office of the General Counsel, S&P Global Inc., 55 Water Street, New York, New York 10041-0003 by mail or by sending an e-mail to the Corporate Secretary at corporate.secretary@spglobal.com.
Director Training and Education
New Directors participate in a comprehensive orientation and training program to introduce them to the Company and management as well as provide information regarding our business operations and strategy. The orientation program is a valuable part of the Director onboarding process and is periodically reviewed by the Nominating Committee.
In addition, newly appointed Committee Chairs and the independent Board Chairman also receive onboarding and orientation training to facilitate with their transition and assumption of new roles and responsibilities. The Nominating Committee periodically reviews these onboarding and orientation programs, including by soliciting feedback from Directors who recently participated in the onboarding programs, and coordinates with the Corporate Secretary and management on the program design and the implementation of recommended future enhancements.
Throughout their tenure, Directors are encouraged to enroll in educational and training programs, and the Nominating Committee periodically reviews participation in such programs. In addition, the full Board receives regular management updates on industry and corporate governance developments affecting the Company and conducts in-depth bi-annual strategy sessions to discuss the most critical strategic issues, opportunities and challenges facing the Company.
To enhance their understanding of the Company’s business, Directors also participate in off-site meetings at our various offices across the globe where they interact directly with local personnel responsible for day-to-day operations. In 2020, due to the COVID-19 pandemic, such sessions were conducted virtually. These activities ensure that our Board members remain knowledgeable and informed of the most important business issues facing our Company and have deeper access to talent.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE (continued)

Specific Experience, Qualifications, Attributes and Skills of Directors
The Nominating Committee and the Board seek Directors with experience, qualifications, attributes and skills that align with our business strategy. The following table describes key experience and expertise that our Director nominees collectively possess and that we consider most relevant to the decision to nominate candidates to serve on the Board.
The Nominating Committee has reviewed with the Board the specific experience, qualifications, attributes and skills of each Director nominee standing for election as a Director at this Annual Meeting. The Committee has concluded that each Director nominee has the appropriate skills and qualifications required of Board membership and that each possesses an in-depth knowledge of the Company’s complex global businesses and strategy. The Committee further believes that our Board is composed of well-qualified and well-respected Directors who are prominent in business, finance, and the global capital and commodity markets.
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Director Skills Matrix
A mark in the Director skills matrix below indicates a specific or specialized area of focus or expertise that each Director nominee brings to the Board. Not having a mark does not mean the Director does not possess that qualification or skill.
Additional information regarding the experience and key competencies of each individual Director nominee and current Director, as reviewed and considered by the Committee, is provided on pages 36 through 48 of this Proxy Statement.

Skills, Experience & Qualifications

	Alverà	Amelio	Green	Hill	Jacoby	Leroux	Livingston	Morris	Peterson	Rust	Schmoke	Thornburgh
Active Executive	X	X		X					X			
CEO Leadership Experience	X	X	X			X	X		X	X		
Accounting & Finance	X	X	X	X	X	X	X	X	X	X		X
Global & International	X	X				X	X	X	X			X
Financial Services Industry	X					X		X	X	X		X
Capital & Commodities Markets	X					X			X			X
Innovation, Digital & Technology		X	X	X	X		X	X				
Environmental & Social	X		X	X		X			X			
Operations	X	X	X	X	X		X	X				
Strategic Planning & Business Development	X		X	X				X	X			X
Government, Public Policy & Regulatory	X		X			X	X		X	X	X	X
Risk Management				X		X		X	X	X	X	X
Consumer, Sales & Marketing	X	X	X	X	X	X	X	X	X	X		X
Corporate Governance			X			X			X	X	X	X

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Directors and Director Nominees
Our Board has nominated the following 12 Director nominees to stand for election at the Annual Meeting to serve one-year terms that will expire at the 2022 Annual Meeting. All nominees are currently serving as Directors of the Company and have been previously elected by our shareholders, except for Lord Ian P. Livingston, who is standing for election by our shareholders for the first time at the 2021 Annual Meeting. Mr. Charles E. Haldeman, Jr., a current director and our former Chairman of the Board, is not standing for re-election and will retire from our Board at the 2021 Annual Meeting. Set forth below is information regarding each of the 12 Director nominees and Mr. Haldeman. Please see pages 1 through 7 and page 118 of this Proxy Statement for voting information. Following each Director nominee’s biography below, we have highlighted certain notable skills and qualifications that the Nominating and Corporate Governance Committee reviewed and considered when recommending the Director nominee. Committee membership is identified for the one-year term expiring at the 2021 Annual Meeting.
MARCO ALVERÀ, 45
Independent Director Since: 2017 Board Committees: Finance (Chair) Executive Nominating and Corporate Governance Other Current Listed Company Directorships: Snam, S.p.A.
Career Highlights
Mr. Alverà is the Chief Executive Officer of Snam S.p.A., Europe’s leading natural gas utility. He served as Chairman of the board of Snam Rete Gas until November 2017. Prior to joining Snam in 2016, Mr. Alverà held a number of senior management and operational leadership positions at Eni S.p.A., among them, Head of Eni’s commodities trading and shipping business, and Senior EVP of Upstream business. He has participated in the upstream, midstream and downstream aspects of the oil and gas industry. Prior to Eni S.p.A., Mr. Alverà served as Head of Group Strategy at Enel S.p.A., a multinational power company functioning in the gas and electricity sectors, particularly in Europe and Latin America. He also served as Chief Financial Officer of Wind Telecomunicazioni S.p.A. and co-founded Netesi, Italy’s first broadband ADSL company. Mr. Alverà started his career at Goldman Sachs. He previously served on the board of Gazprom Neft, a Russian integrated oil company.
Other Professional Experience and Community Involvement
Mr. Alverà sits on the board of the Cini Foundation in Venice. He is a co-founder of the Kenta Foundation. Mr. Alverà wrote the book "Generation H" (Mondadori). He was a visiting fellow at Oxford University and is a frequent speaker and lecturer on business, sustainability, and the energy transition.

Skills and Qualifications
We believe Mr. Alverà’s qualifications to sit on our Board of Directors include his commodities and financial services industry expertise, his global perspective gained through leadership positions in European companies doing business around the world, as well as his executive leadership, finance and strategic planning experience acquired throughout his career.

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WILLIAM J. AMELIO, 63
Independent Director Since: 2019 Board Committees: Audit Finance Other Current Listed Company Directorships: None
Career Highlights
Mr. Amelio is the Co-CEO and Executive Chairman of DoubleCheck, a privately held financial technology startup. He previously served as Chief Executive Officer of Avnet, Inc., a global leader of electronic components and services, from 2016 through 2020 and had served on Avnet’s board of directors from 2014 through 2020. Prior to joining Avnet, he served as Chief Executive Officer of CHC Group, a global helicopter services provider. He also served as the President and Chief Executive Officer of Lenovo Group Limited. In addition, his experience includes several leadership roles in the global technology sector, including serving as Senior Vice President and President of Dell in Asia Pacific and Japan, as well as roles at NCR Corporation, Honeywell International and IBM. He previously served on the board of directors of National Semiconductor.
Other Professional Experience and Community Involvement
He is a co-founder and Chairman of Caring for Cambodia, a nonprofit organization that works to educate the children of Cambodia through building schools, training teachers and providing for basic human needs. He holds a Master’s degree in management and is a Sloan Fellow of the Stanford Graduate School of Business. He earned a Bachelor’s degree in chemical engineering from Lehigh University.

Skills and Qualifications
We believe Mr. Amelio’s qualifications to sit on our Board of Directors include his extensive experience in various segments of the technology industry, his global perspective gained through leadership positions in Asia Pacific, as well as his executive leadership and operational experience developed while serving in leadership roles in the technology sector.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE  (continued)

WILLIAM D. GREEN, 67

Independent
Director Since: 2011
Board Committees:
Compensation and
Leadership Development
(Chair)
Executive
Nominating and Corporate
Governance
Other Current Listed Company Directorships:
Dell Technologies, Inc.
GTY Technology Holdings, Inc.
Inovalon Holdings, Inc.

Career Highlights
Mr. Green is the former CEO and Chairman of Accenture, a global management consulting and technology services company. He served as Accenture’s Chief Executive Officer from September 2004 through December 2010 and assumed the additional role of Chairman from 2006-2013. He was a Director of Accenture from 2001 through January 2013. Prior to serving as Chief Executive Officer, he was Accenture’s Chief Operating Officer-Client Services with overall management responsibility for the company’s operating groups and in addition, he served as Group Chief Executive of the Communications and High Tech operating group from 1999 to 2003. He was also Group Chief Executive of the Resources operating group for two years. Earlier in his career, he led the Manufacturing industry group and was Managing Director for Accenture’s business in the United States. He joined Accenture in 1977 and became a partner in 1986. He served as a Director of EMC Corporation from July 2013 to August 2016 and as EMC’s independent Lead Director from February 2015 to August 2016.
Other Professional Experience and Community Involvement
In addition, Mr. Green serves on the boards of several other private companies and is on the National Board of Year Up. He is deeply involved in several organizations and business groups supporting education in the United States and around the world. He is also a frequent speaker at business, technology and academic forums worldwide.

Skills and Qualifications
We believe Mr. Green’s qualifications to sit on our Board of Directors and Chair our Compensation Committee include his extensive executive leadership experience gained as the chief executive of a global professional services company providing a range of strategy, consulting, digital, technology and operations services and solutions and his deep understanding of the information technology industry, human capital management and corporate governance.

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CHARLES E. HALDEMAN, JR., 72
Independent Director Since: 2012 Board Committees: Executive Finance Nominating and Corporate Governance Other Current Listed Company Directorships: JBG Smith Properties
Career Highlights
Mr. Haldeman, Jr. served as the Non-Executive Chairman of the Company's Board of Directors from April 2015 to September 2020, stepping down six months prior to his retirement in accordance with the Board’s refreshment policies under its Corporate Governance Guidelines to facilitate a smooth and orderly transition of Board leadership. He has served as Trustee of JBG Smith, the largest publicly traded real estate company focused on the Washington, D.C. market since July 2017. He was also the Non-Executive Chairman of KCG Holdings, Inc., an independent securities firm focused on market making and electronic trading, from November 2013 until the company’s acquisition by Virtu Financial in July 2017. He served on the board of DST Systems, Inc., a provider of processing and servicing solutions to the financial services and healthcare industries, from November 2014 until the company’s acquisition by SS&C Technologies Holdings, Inc. in April 2018. He is the former CEO of Freddie Mac, the publicly traded mortgage company. He joined Freddie Mac in 2009 and stepped down as Chief Executive in 2012. Before joining Freddie Mac, he was Chairman of Putnam Investment Management, LLC and served as President and CEO of Putnam Investments from 2003 through 2008. Prior to his tenure at Putnam, he was Chairman and CEO of Delaware Investments and earlier served as President and Chief Operating Officer of United Asset Management Corporation. He holds a Chartered Financial Analyst® (CFA®) designation.
Other Professional Experience and Community Involvement
Mr. Haldeman was Chairman of the Board of Trustees of Dartmouth College from 2007 through 2010, and served as a Trustee from 2004 through 2012.

Skills and Qualifications
We believe Mr. Haldeman’s qualifications to sit on our Board of Directors include his executive leadership experience gained through years of serving as a chief executive in the financial services industry, his corporate governance experience from prior board service, his financial expertise and background in investments and the capital markets industry, which provide our Board with insight into important areas in which the Company conducts business.

Mr. Haldeman is not standing for re-election and will retire from our Board at the 2021 Annual Meeting.
       2021 Proxy Statement       39

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE  (continued)

STEPHANIE C. HILL, 57
Independent Director Since: 2017 Board Committees: Audit Compensation and Leadership Development Other Current Listed Company Directorships: None
Career Highlights
Ms. Hill is Executive Vice President of Rotary and Mission Systems of Lockheed Martin. Since joining Lockheed Martin in 1987 as a software engineer, Ms. Hill has held positions of increasing responsibility including: Senior Vice President, Enterprise Business Transformation; Deputy Executive Vice President of RMS; Senior Vice President, Corporate Strategy and Business Development; Vice President & General Manager of Cyber, Ships & Advanced Technologies; Vice President & General Manager of Information Systems & Global Solutions Civil business; Vice President of Corporate Internal Audit; and Vice President & General Manager of the Electronic Systems Mission Systems & Sensors business.
Other Professional Experience and Community Involvement
Ms. Hill serves on the Board of Visitors for the University of Maryland, Baltimore County. Ms. Hill has been recognized for her career achievements and community outreach, especially in the advancement of STEM education. In 2018, Black Enterprise named Ms. Hill as one of the “most powerful executives in corporate America.” She was recognized as one of Computerworld’s 2015 Premier 100 IT Leaders and one of Maryland’s 19th Annual International Leadership Awardees by the World Trade Center Institute. In 2014, Ms. Hill was named the U.S. Black Engineer of the Year by Career Communications Group and included on EBONY Magazine’s Power 100 list, recognizing the achievements of African-Americans in a variety of fields. She previously served on the Board of Directors for Project Lead the way, the nation’s leading provider of K-12 Science, Technology, Engineering and Mathematics (STEM) programs.
Ms. Hill graduated with high honors from the University of Maryland, Baltimore County with a Bachelor of Science degree in Computer Science and Economics; the university also recognized her with an honorary doctorate in 2017.

Skills and Qualifications
We believe Ms. Hill’s qualifications to sit on our Board of Directors include her exceptional technology expertise, her audit and risk management experience as well as her depth of operational experience gained managing sizable and sensitive government projects of critical importance. Ms. Hill is a financial expert as defined in the rules of the SEC and NYSE.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE  (continued)

REBECCA JACOBY, 59
Independent Director Since: 2014 Board Committees: Finance Nominating and Corporate Governance Other Current Listed Company Directorships: Quantum Corp.
Career Highlights
Ms. Jacoby was Senior Vice President, Operations of Cisco Systems, Inc., a worldwide leader in IT networking, until her retirement in January 2018. She was promoted to the role in July 2015 and was responsible for driving profitable growth and enabling operational excellence. She oversaw the supply chain, global business services, security and trust, and IT organizations. In her former role as Cisco’s CIO from 2006 to 2015, she made the Cisco IT organization a strategic business partner, producing significant business value for Cisco in the form of financial performance, customer satisfaction and loyalty, market share, and productivity. Since joining Cisco in 1995, she held a variety of leadership roles in operations, manufacturing and IT. Prior to joining Cisco, she held a range of planning and operations positions with other companies in Silicon Valley. Her extensive understanding of business operations, infrastructure and application deployments, as well as her knowledge of products, software and services helped her advance Cisco’s business through the use of Cisco technology. Since 2019, she serves on the board of Quantum Corporation, which provides technology and services to help customers capture, create and share digital content, as well as the Advisory Board of Cloudleaf, Inc., a provider of IoT tracking solutions creating continuous visibility into the location, condition and context of material goods and assets. Ms. Jacoby formerly served on the Board of Apptio, Inc., which provides cloud-based technology business management solutions to enterprises, from 2018 until its acquisition by Vista Equity Partners in January of 2019.
Other Professional Experience and Community Involvement
She spent six years on the board of the Second Harvest Food Bank of Santa Clara and San Mateo Counties and is a founding member of the Technology Business Management Council. Known for her strong track record of operational excellence, innovative problem solving and talent development, she was inducted into the CIO Hall of Fame by CIO magazine and was recognized by Forbes as a “Superstar CIO” in 2012.

Skills and Qualifications
We believe Ms. Jacoby’s qualifications to sit on our Board of Directors include her technology expertise, including an understanding of infrastructure and application deployments, products, software and services, as well as her experience leading innovative teams and extensive operational experience.

       2021 Proxy Statement       41

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE  (continued)

MONIQUE F. LEROUX, 66

Independent
Director Since: 2016
Board Committees:
Audit
Compensation and Leadership Development
Other Current Listed Company Directorships:
Alimentation Couche-Tard Inc.
BCE Inc.
Compagnie Générale des Etablissements Michelin

Career Highlights
Ms. Leroux is the former Chair of the board and Chief Executive Officer of Desjardins Group, the leading cooperative financial group in Canada. From 2016 through 2020, she was Chair of the board of lnvestissement Québec. Ms. Leroux is a former member of the board of the International Cooperative Alliance (ICA) and was appointed to serve as its President from 2015 to 2017. Ms. Leroux was previously a partner at Ernst & Young. She currently serves on the audit committees of Alimentation Couche-Tard Inc., BCE Inc., and Compagnie Générale des Etablissements Michelin. Ms. Leroux also holds leadership positions as Chair of the newly formed ESG Committee of the Michelin Board, since December 2020, and Chair of the Corporate Governance Committee of the BCE Board, since January 2021, with a mandate including ESG matters. She also serves as an independent member of the board of Lallemand Inc., a privately owned company, as a Strategic Advisor to Fiera Capital, and as Vice Chairman of Fiera Holdings Inc.
Other Professional Experience and Community Involvement
Companion of the Canadian Business Hall of Fame and the Investment Industry Hall of Fame, Ms. Leroux is a Member of the Order of Canada, and an Officer of the Ordre National du Québec. She is a Chevalier of the Légion d’Honneur (France) and a recipient of the Woodrow Wilson Award (United States). She was a member of the Canada-United States Council for Advancement of Women Entrepreneurs and Business Leaders and was co-chair of the B7 Summit in Canada in 2018. Ms. Leroux previously chaired the Québec government’s Advisory Council on the Economy and Innovation. She has been awarded fellowships by the Ordre des Comptables Professionnels Agréés du Québec and the Institute of Corporate Directors and holds honorary doctorates and awards from eight Canadian universities. She also serves as Vice Chairman of the Montreal Symphony Orchestra. In 2020, Ms. Leroux was appointed Chair of the Industry Strategy Council of Canada in the context of the COVID-19 pandemic.

Skills and Qualifications
We believe Ms. Leroux’s qualifications to sit on our Board of Directors include her executive leadership experience in the financial services industry, particularly global perspective and international expertise and, together with her extensive financial and accounting expertise, experience managing complex organizations and her corporate governance experience from prior board service. Ms. Leroux is a financial expert as defined in the rules of the SEC and the NYSE.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE  (continued)

IAN P. LIVINGSTON, 56
Independent Director Since: 2020 Board Committees: Audit Compensation and Leadership Development Other Current Listed Company Directorships: Dixons Carphone plc
Career Highlights
Ian P. Livingston, the Lord Livingston of Parkhead, is Chairman of Dixons Carphone plc, one of Europe's largest retailers of consumer electronics that employs over 30,000 people and is a market leader in eight countries. He is also a member of the UK House of Lords and sits on its Economic Affairs Committee. He was previously Chairman of the FTSE 250 and fund manager of Man Group plc from 2016 to 2019. He was Minister of State for Trade and Investment from 2013 to 2015, responsible for promoting UK’s exports and inward foreign investment and trade policy. Lord Livingston was Chief Executive Officer of BT Group plc from 2008 to 2013, where he launched a major investment program that delivered superfast broadband to 95% of the UK, launched BT Sport and delivered substantial improvements in profitability and share price. Prior to that, he was CEO of BT’s consumer and business division and Group CFO of BT. He had also previously held the position of Group Financial Director of Dixons Group plc between 1996 and 2002, becoming the youngest Financial Director in the FTSE 100. He has also been a Non- Executive Director of Celtic Football club and the luxury hotel group, Belmond Ltd and Hilton Group plc.
Other Professional Experience and Community Involvement
Lord Livingston Chairs a Taskforce for the UK Government on ensuring the security and diversity of the UK telecoms infrastructure. He is also involved in a number of charities particularly in the fields of education and social care. He was a Trustee on the Board of Jewish Care, one of the UK’s largest social care charities, from 2015 to 2020.

Skills and Qualifications
We believe Lord Livingston's qualifications to sit on our Board of Directors include his executive leadership experience in the technology industry, global perspective and international expertise and, together with his extensive financial and accounting expertise, operational experience managing complex organizations and government, public policy and regulatory experience. Lord Livingston is a financial expert as defined in the rules of the SEC and the NYSE.

       2021 Proxy Statement       43

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE  (continued)

MARIA R. MORRIS, 58
Independent Director Since: 2016 Board Committees: Audit (Chair) Executive Finance Other Current Listed Company Directorships: Wells Fargo & Company
Career Highlights
Ms. Morris served on MetLife’s Executive Group for almost a decade (retired September 2017), holding numerous senior leadership positions throughout her 33-year career. From 2011 through her retirement, she was Executive Vice President, MetLife, Inc. and led the company’s Global Employee Benefits (GEB) business. In her role leading MetLife’s GEB business since 2012, she was responsible for expanding MetLife’s employee benefits business in more than 40 countries, broadening relationships and fueling growth across the globe via local solutions and partnerships with multinational corporations, as well as through distribution relationships with financial institutions. She also served as the interim Head of MetLife’s U.S. Business from January 2016 to June 2017, where she was responsible for approximately 60% of MetLife’s operating earnings, post separation of its retail business. She served as MetLife’s Interim Chief Marketing Officer in 2014, where she continued to strengthen MetLife’s brand across the globe. From 2008 to 2011, she led Global Technology and Operations, where she managed a $1.6 billion IT portfolio and a $2.5 billion procurement and real estate budget. She also oversaw the integration of MetLife’s $16.4 billion acquisition of American Life Insurance Company (Alico).
Other Professional Experience and Community Involvement
In addition to her executive roles, Ms. Morris serves on the Board of Wells Fargo & Company where she chairs the Risk Committee. She is also a Board member of Resolution Life where she chairs the Compensation Committee. Maria is the National Board Chair of All Stars Project, Inc and a Board Trustee and Development Committee Chair of Catholic Charities of New York.

Skills and Qualifications
We believe Ms. Morris’s qualifications to sit on our Board of Directors and Chair our Audit Committee include her executive leadership experience in the financial services industry, her technology expertise, her risk management experience and global perspective gained by growing a multinational insurance company across more than 40 countries. Ms. Morris is a financial expert as defined in the rules of the SEC and the NYSE.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE  (continued)

DOUGLAS L. PETERSON, 62
President and Chief Executive Officer Director Since: 2013 Board Committees: Executive Other Current Listed Company Directorships: None
Career Highlights
Mr. Peterson was elected President and Chief Executive Officer of S&P Global, effective November 2013, and he joined the Company in September 2011 as President of Standard & Poor’s Ratings Services. Mr. Peterson has repositioned S&P Global to power the global capital and commodity markets of the future with transparent, innovative and independent credit ratings, benchmarks, analytics and data. Previously, Mr. Peterson was the Chief Operating Officer of Citibank, N.A., Citigroup’s principal banking entity that operates in more than 100 countries. Mr. Peterson was with Citigroup for 26 years, including holding leadership roles in Japan and Latin America.
Other Professional Experience and Community Involvement
Mr. Peterson is a member of the Boards of Directors of the Business Roundtable, the Japan Society, the National Bureau of Economic Research, and is a member of the Council on Foreign Relations and the New York Stock Exchange Board Advisory Council. He chairs the U.S.-Japan Business Council and is co-chair of the World Economic Forum’s (WEF) Stewardship Board of the Platform for Shaping the Future of Cities, Infrastructure and Urban Services. In addition, he serves on the Advisory Boards of the Federal Deposit Insurance Corporation’s Systemic Resolution Advisory Committee, the US-China Business Council, the Kravis Leadership Institute, and the Boards of Trustees of Claremont McKenna College and the Paul Taylor Dance Company.
Mr. Peterson received an MBA from the Wharton School at the University of Pennsylvania and an undergraduate degree from Claremont McKenna College.

Skills and Qualifications
As the only member of the Company’s management team on the Board, Mr. Peterson’s presence on the Board provides Directors with direct access to the Company’s chief executive officer and helps facilitate Director contact with other members of the Company’s senior management. In addition, Mr. Peterson brings extensive international expertise having led businesses in the financial services industry.

       2021 Proxy Statement       45

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE  (continued)

EDWARD B. RUST, JR., 70

Independent
Director Since: 2001
Board Committees:
Nominating and
Corporate Governance (Chair)
Compensation and Leadership Development
Executive
Other Current Listed Company Directorships:
Caterpillar Inc.
Helmerich & Payne Inc.

Career Highlights
Mr. Rust is Chairman Emeritus of State Farm Mutual Automobile Insurance Company, the largest insurer of automobiles and homes in the United States. He was CEO of State Farm Mutual Automobile Insurance Company from 1985 to September 2015. He was a Director of the following State Farm affiliates from 2001 to 2014: State Farm Associates Funds Trust; State Farm Mutual Fund Trust; and State Farm Variable Product Trust.
Other Professional Experience and Community Involvement
Mr. Rust is a Trustee of The Conference Board and Illinois Wesleyan University. Additionally, he was formerly Chairman of the U.S. Chamber of Commerce, the American Enterprise Institute, the National Alliance of Business, the Insurance Institute for Highway Safety, the Business-Higher Education Forum and the Business Roundtable’s Education Initiative. He was a member of Business Roundtable, where he served as Co-Chair for more than seven years, and the Financial Services Roundtable, where he served as Chairman. He was also a member of President George W. Bush’s Transition Advisory Team Committee on Education, served on the National (Glenn) Commission on Mathematics and Science Teaching for the 21st Century and on the No Child Left Behind Commission.

Skills and Qualifications
We believe Mr. Rust’s qualifications to sit on our Board of Directors and Chair our Nominating Committee include his extensive executive leadership experience gained as the chief executive of a large mutual company in the financial services industry and his broad corporate governance experience from prior board service.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE  (continued)

KURT L. SCHMOKE, 71
Independent Director Since: 2003 Board Committees: Compensation and Leadership Development Nominating and Corporate Governance Other Current Listed Company Directorships: None
Career Highlights
Mr. Schmoke was appointed President of the University of Baltimore in July 2014, after serving at Howard University for almost 12 years. During his tenure at Howard University, he served in several roles: Dean of Howard Law School (2003-2012); General Counsel (2012-2014); and Interim Provost (2013-2014). Prior to joining Howard, he was a partner at the Washington, D.C.-based law firm of Wilmer Cutler & Pickering from 2000 through 2002. He served three terms as the Mayor of Baltimore from 1987 until 1999. He served as the State’s Attorney for Baltimore City from 1982 until 1987. Mr. Schmoke served as a Director of Legg Mason, Inc. from January 2002 until July 2019.
Other Professional Experience and Community Involvement
Mr. Schmoke is a Trustee of Howard Hughes Medical Institute, a private philanthropic group; and Chair of the Board of Trustees of the Baltimore City Community College. He is also a member of the Council on Foreign Relations. He was named to President Jimmy Carter’s domestic policy staff in 1977. He was a Director of the Baltimore Life Companies and a Trustee of the Yale Corporation.

Skills and Qualifications
We believe Mr. Schmoke’s qualifications to sit on our Board of Directors include his leadership experience in managing large and complex educational institutions, which provides the Board with a diverse approach to management, as well as his public policy expertise acquired through his government service as an elected official.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE  (continued)

RICHARD E. THORNBURGH, 68
Independent Director Since: 2011 Board Committees: Executive (Chair) Finance Nominating and Corporate Governance Other Current Listed Company Directorships: Repay Holdings Corporation
Career Highlights
Mr. Thornburgh has been the Company’s Non-Executive Chairman since October 2020. He was previously the Non-Executive Director and Chairman of Credit Suisse Holdings (USA), Inc. He is also the former Vice Chairman of the Board of Credit Suisse Group A.G. and chaired its Risk Committee. He held key positions throughout his career with Credit Suisse First Boston (CSFB), the investment banking arm of Credit Suisse Group A.G., including Executive Vice Chairman of CSFB from 2004 through 2005. He has also held key positions with Credit Suisse Group A.G., including Chief Financial Officer, Chief Risk Officer and member of the Executive Board of Credit Suisse Group A.G. Mr. Thornburgh is a Director of Repay Holdings Corporation, and serves on its Nominating Committee and its Technology Committee. Mr. Thornburgh served on the Board of Capstar Financial Holdings, Inc. from 2008 through 2019. He was the Lead Director of NewStar Financial, Inc. until its sale in December 2017. He serves as the Chairman of the Board of Jackson Hewitt, a privately held company. He was previously Vice Chairman of Corsair Capital LLC, a private equity firm focused on investing in the global financial services industry, and continues to serve as a member of Corsair’s Private Equity Funds’ Investment Committee. He was previously a Director of Reynolds American Inc., National City Corporation and Dollar General Corporation.
Other Professional Experience and Community Involvement
Mr. Thornburgh served on the executive committee for six years and as Chairman of the Securities Industry Association in 2004. In addition, he serves on the University of Cincinnati Investment Committee.

Skills and Qualifications
We believe Mr. Thornburgh’s qualifications to sit on and Chair our Board of Directors and Chair our Finance Committee include his financial expertise, his extensive experience in the global financial services industry and his familiarity with strategic transactions acquired through executive-level positions in investment banking and private equity.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Committees of the Board of Directors
The Company has standing Nominating and Corporate Governance, Audit, and Compensation Committees. The Chair of each Committee reports to the full Board as appropriate from time to time. Each standing Committee has a Charter that is reviewed by the respective Committee at least annually and by the Nominating Committee on a regular basis. In addition to these three standing Committees, the Board has an Executive Committee and a Finance Committee. A brief description of the Committees as follows.
Nominating and Corporate Governance Committee
Members
Edward B. Rust, Jr. (Chair), Marco Alverà, William D. Green, Charles E. Haldeman, Jr., Rebecca Jacoby, Kurt L. Schmoke, Richard E. Thornburgh
Role and Responsibilities
The Nominating Committee’s primary responsibilities include, among other matters:
•
Recommending to the Board the general criteria for selection of Director nominees and evaluating possible candidates to serve on the Board;
•
Recommending to the Board appropriate compensation to be paid to Directors;
•
Determining whether any material relationship between a non-management Director and the Company might exist that would affect that Director’s status as independent;
•
Making recommendations, from time to time, to the Board as to matters of corporate governance and periodically monitoring the Board’s performance; and
•
Reviewing with the Board succession plans for the Chief Executive Officer.
Governance, Operations and Procedures
Additional information relating to the Committee’s governance, operations and procedures is provided below:
•
The Committee has a Charter that can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com.
•
All current members of the Committee are independent as defined in the rules of the NYSE.
•
The Committee reviews with the Board on an annual basis the appropriate skills and characteristics required of Board members in the context of the then-current composition of the Board. The Committee evaluates the skills and qualifications of the existing Board and potential candidates on a continuing basis.
•
The Committee evaluates all nominees for Director based on these criteria, including nominees recommended by shareholders.
•
The Committee reviews and oversees management of the Company’s strategies, initiatives, risks and related reporting with respect to environmental, social and governance (“ESG”) matters.
•
The Committee may retain and terminate search firms to identify Director candidates. The Committee has the sole authority to approve the fees and other retention terms of any such firms.
Committee Advisors
The Committee periodically engages the services of Pay Governance LLC, an independent compensation consultant, to review director compensation survey data and advise the Committee on changes, if any, to non-employee Director compensation.
In 2020, the Committee also engaged Russell Reynolds Associates, a director and executive search firm, to assist in identifying and screening potential Director candidates, leading to the appointment of Lord Ian P. Livingston as a new Director in 2020.
       2021 Proxy Statement       49

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE  (continued)

Audit Committee
Members
Maria R. Morris (Chair), William J. Amelio, Stephanie C. Hill, Monique F. Leroux, Ian P. Livingston
Role and Responsibilities
The Audit Committee oversees the accounting and financial reporting processes of the Company, the audits of the Company’s financial statements, and the Company’s risk management process and compliance programs. As part of these responsibilities, the Audit Committee’s primary duties include, among other matters, assisting with the Board’s oversight of:
•
The integrity of the Company’s financial statements;
•
The Company’s internal accounting controls, disclosure controls and procedures, and internal controls over financial reporting;
•
The qualifications and independence of the Company’s independent auditors;
•
The performance of the Company’ internal audit function and independent auditors;
•
The Company’s compliance with legal and regulatory requirements as well as the Company’s standards of business conduct, codes of ethics, and internal policies; and
•
Key risks of the Company.
An overview of the role of the Board of Directors in risk oversight can be found on pages 18 to 21.
Governance, Operations and Procedures
Additional information relating to the Committee’s governance, operations and procedures is provided below:
•
The Audit Committee Report, starting on page 116 of this Proxy Statement, summarizes certain important actions of the Committee taken during the Company’s 2020 fiscal year.
•
The Committee has a Charter that can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com.
•
All current members of the Committee are independent as defined in the rules of the New York Stock Exchange.
•
The Board has determined that all members of the Audit Committee are financially literate, and four members of the Audit Committee qualify as “financial experts” as defined in the rules of the SEC and the NYSE. There is a brief listing of the qualifications of the Director nominees who are Committee members in their respective biographies can found on pages 36 through 48 of this Proxy Statement.
Compensation and Leadership Development Committee
Members
William D. Green (Chair), Stephanie C. Hill, Monique F. Leroux, Ian P. Livingston, Edward B. Rust, Jr., Kurt L. Schmoke
Role and Responsibilities
The Compensation Committee’s primary responsibilities include, among other matters:
•
Establishing an overall total compensation philosophy for the Company, including conducting periodic reviews of the philosophy to ensure it supports the Committee’s objectives and shareholder interests;
•
Administering and interpreting the Company’s incentive compensation plans, including the Key Executive Short-Term Incentive Compensation Plan, the 2002 Stock Incentive Plan, the 2019 Stock Incentive Plan, and all other compensation and benefits plans in which the Company’s senior management participates;
•
Establishing performance objectives and approving awards and payments in connection with the Company’s incentive compensation plans to ensure consistency with the Company’s financial and strategic plans and objectives;
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE  (continued)

•
Reviewing and approving the corporate goals and objectives for the Chief Executive Officer’s performance, evaluating the Chief Executive Officer’s performance, and establishing the Chief Executive Officer’s total compensation;
•
Establishing and approving the compensation to be paid to the Chief Executive Officer’s direct reports and approving the overall design of the total executive compensation program, with the discretion to approve individual compensation decisions delegated to the Chief Executive Officer;
•
Reviewing the succession and development plans for executives and other key talent below the direct reports to the Chief Executive Officer; and
•
Overseeing and reviewing the Company’s culture and policies and strategies related to human capital management, including diversity and inclusion initiatives, pay equity, talent and performance management and employee engagement topics.
Governance, Operations and Procedures
Additional information regarding the Committee’s governance, operations and procedures is provided below:
•
All current members of the Committee are independent as defined in the rules of the NYSE and qualify as “non-employee directors” (as defined under Rule 16b-3 under the Securities Exchange Act of 1934).
•
The Committee has a Charter that can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com.
Committee Advisors
The Committee has sole authority to retain and terminate all external consultants, to commission surveys or analyses that it determines necessary to fulfill its responsibilities, and to approve the fees of all such external consultants.
The Committee utilizes the services of Pay Governance LLC as its external compensation advisor for all matters concerning the Company’s senior management compensation programs. Pay Governance LLC provides no other executive compensation consulting or other services to the Company or its management. Pay Governance LLC works in cooperation with Company management on matters that come before the Committee but always in its capacity as the Committee’s independent advisor and representative. In 2020, Management engaged Aon Hewitt LLC to advise the Company on the review of and recommended revisions to the Executive Stock Ownership Guidelines. From time to time, management also separately engages the services of Compensation Advisory Partners LLC on various compensation-related matters.
The Committee has entered into a consulting agreement with Pay Governance LLC that specifies the nature and scope of its responsibilities, which include: (1) reviewing Committee agendas and supporting materials in advance of each meeting and raising questions or issues with management and the Committee Chair, as appropriate; (2) at the Committee’s direction, working with management on major proposals in advance of finalization by, and presentation to, the Committee; (3) reviewing drafts of the Company’s Compensation Discussion and Analysis and the Compensation Committee Report and related tables for inclusion in the Company’s Proxy Statement each year; (4) evaluating the chosen compensation peer group and survey data for competitive comparisons; (5) reviewing comparative data on the compensation of the Chief Executive Officer and providing independent analyses and recommendations on the Chief Executive Officer’s compensation to the Committee; and (6) proactively advising the Committee on best practices for Board governance of executive compensation.
In accordance with the Committee’s policy on assessing advisor independence, the Committee determined in 2020 that there were no conflicts of interest or issues related to independence that would impact the advice to the Committee from the firm of Pay Governance LLC and the representatives of Pay Governance LLC who advise both the Committee on executive compensation matters and the Nominating Committee on Director compensation matters.
For a further discussion of the role of the Committee in assessing performance and determining compensation with respect to our named executive officers, see pages 65 through 69 of this Proxy Statement.
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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE  (continued)

Executive Committee
Members
Richard E. Thornburgh (Chair), Marco Alverà, William D. Green, Charles E. Haldeman, Jr., Maria R. Morris, Douglas L. Peterson, Edward B. Rust, Jr.
Role and Responsibilities
The Executive Committee has all the authority of the Board, except for those actions not permitted by Section 712 of the Business Corporation Law of the State of New York. The Chairman of the Board serves as the Chairman of the Executive Committee.
Finance Committee
Members
Marco Alverà (Chair), William J. Amelio, Charles E. Haldeman, Jr., Rebecca Jacoby, Maria R. Morris, Richard E. Thornburgh
Role and Responsibilities
The Finance Committee oversees the Company’s financial risks, with particular emphasis on the Company’s capital allocation philosophy, treasury matters, major expenditures, key strategic decisions, and financial risk management. The Finance Committee’s primary responsibilities include, among other matters:
•
Reviewing the Company’s financial affairs with senior management, particularly the Company’s Medium Range Plan;
•
Reviewing management’s proposals, including those relating to share issuance, payment (or non-payment) of dividends on the Company’s common and preferred stock, and proposed share repurchase programs, and, either making recommendations to the Board regarding such matters, or approving such matters and thereafter reporting such approval to the Board;
•
Reviewing management’s proposals, including those relating to the Company’s financing arrangements, including loans and capital markets transactions, and, either making recommendations to the Board regarding such matters, or approving such matters and thereafter reporting such approval to the Board;
•
Reviewing management’s proposals, including those relating to major acquisitions or divestitures, joint ventures and strategic alliances and major capital expenditures, and, either making recommendations to the Board regarding such matters, or approving such matters and thereafter reporting such approval to the Board;
•
Reviewing management’s proposed technology and innovation expenditures and associated budgets and risks and, either making recommendations to the Board regarding such matters, or approving such matters and thereafter reporting such approval to the Board; and
•
Reviewing the investment performance of the Company’s retirement and profit-sharing funds and the adequacy of the Company’s insurance and self-insurance programs.
Governance, Operations and Procedures
Additional information regarding the Committee’s governance, operations and procedures is provided below:
•
The Committee has a Charter that can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com.
•
All current members of the Committee are independent as defined in the rules of the NYSE.
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Membership and Meetings of the Board and Its Committees
In 2020, no Director attended fewer than 75 percent of the aggregate of the total number of meetings of the Board and the Committees on which he or she served. Committee membership for each Director and the number of meetings of the full Board and each Committee held during 2020 are shown in the table below. The Board held thirteen meetings in 2020. Committee appointments for the next term will be determined at the next annual organizational meeting of the Board.
	Audit	Compensation and Leadership Development	Executive	Finance	Nominating and Corporate Governance
Marco Alverà				Chair
William J. Amelio
William D. Green		Chair
Charles E. Haldeman, Jr.
Stephanie C. Hill
Rebecca Jacoby
Monique F. Leroux
Ian P. Livingston
Maria R. Morris	Chair
Douglas L. Peterson
Edward B. Rust, Jr.					Chair
Kurt L. Schmoke
Richard E. Thornburgh★			Chair
Number of 2020 Meetings	10	8	4	6	9
In 2020, the independent Directors met in executive sessions at least thirteen times without any member of management present.
Annual Meeting Attendance
It is the Company’s policy that, subject to illness or an unavoidable schedule conflict, all Directors will attend and be introduced at the Annual Meeting. All of our Directors attended the 2020 Annual Meeting.
Executive Sessions
Executive sessions of our independent directors are held at both the beginning and end of every regularly scheduled Board meeting as well as whenever deemed appropriate by the Board. Each session is chaired by the independent Chairman of the Board who may, at his discretion, invite the Company’s President and Chief Executive Officer, other employees or independent outside advisors or experts to participate.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the board of directors or compensation committee of any other company that has an executive officer serving as a member of our Board of Directors or Compensation Committee.
       2021 Proxy Statement       53

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE  (continued)

Director and Officer Indemnification and Insurance
Each Director and certain of our executive officers have entered into an indemnification agreement with the Company that provides indemnification for judgments and amounts paid in settlement and related expenses to the fullest extent permitted under the applicable provisions of the New York Business Corporation Law. This indemnification will be reduced to the extent that a Director or executive officer is indemnified by the Company’s Directors’ and Officers’ liability insurance.
The Company has for many years had an insurance program in place that provides Directors’ and Officers’ liability insurance coverage. The Company’s current insurance coverage was purchased for the period of May 15, 2020 to May 15, 2021 for a premium of approximately $2.3 million. This insurance is provided by a consortium of carriers that includes: National Union Fire Insurance Company of Pittsburgh; Berkshire Hathaway Specialty Insurance; Great American Insurance Co.; Travelers Casualty & Surety Company of America; National Casualty Company; Endurance American Insurance Company; Continental Casualty Company; Starr Indemnity & Liability Company; Zurich American Insurance Company; Atlantic Specialty Insurance Company; AXIS Insurance Company and Markel American Insurance Company. This program also includes additional capacity dedicated to providing excess coverage for Directors and certain of our executive officers when the Company cannot indemnify them. The additional capacity is provided by the following consortium of carriers: National Union Fire Insurance Company of Pittsburgh; RLI Insurance Company; Berkshire Hathaway Specialty Insurance; Continental Casualty Company; Berkeley Insurance Company; XL Specialty Insurance; RLI Insurance Company; U.S. Specialty Insurance Company; Zurich American Insurance Company; and Hartford Accident & Indemnity.
The Company also maintains a fiduciary liability insurance program that covers Directors and employees who serve as fiduciaries for our employee benefit plans. This coverage, subject to a number of standard exclusions and certain deductibles, indemnifies the Directors and employees from alleged breaches of fiduciary or administrative duties, as defined in the Employee Retirement Income Security Act of 1974 or similar laws or regulations outside the United States. The Company’s current fiduciary liability coverage was purchased for the period of May 15, 2020 to May 15, 2021 for a premium of approximately $270,000. This insurance is provided by a consortium of carriers that includes: National Union Fire Insurance Company of Pittsburgh; Hartford Accident & Indemnity; Travelers Casualty & Surety Company of America; XL Specialty Insurance Company and National Casualty Company.
Transactions with Related Persons
Under SEC rules, we are required to disclose material transactions with the Company in which “related persons” have a direct or indirect material interest. Related persons include any Director, nominee for Director, executive officer of the Company, any immediate family members of such persons, and any persons known by the Company to be beneficial owners of more than five percent of the Company’s voting securities.
Based on information available to us and provided to us by our Directors and executive officers, and other than the items referred to below, we do not believe that there were any such material transactions with related persons in effect since January 1, 2020, or any such material transactions proposed to be entered into during 2021.
Mr. Christopher Heusler, the spouse of Executive Vice President, Public Affairs, Courtney Geduldig, is employed by the Company as an executive within the Company’s Ratings business. During 2020, he received cash compensation of approximately $894,336 (including base salary and incentive cash compensation) as well as equity compensation consisting of restricted share units and performance share units, with an aggregate grant date fair value of approximately $350,000. In 2020, Mr. Heusler participated in our employee benefit plans on the same basis as other similarly situated employees.
From time to time, shareholders that own more than five percent of our common stock subscribe to, license or otherwise purchase, in the normal course of business, certain of our products and services. These transactions are negotiated on an arm’s-length basis and are subject to review by the Company’s Nominating Committee as described below. During 2020, BlackRock, Inc. and The Vanguard Group, Inc. and/or their respective affiliates subscribed to, licensed or otherwise purchased in the normal course of business, certain of our products and
54       2021 Proxy Statement

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE  (continued)

services. Revenues recognized by us from subscriptions, licenses and other fees related to our products and services by BlackRock, Inc., The Vanguard Group, Inc. and/or their respective affiliates for fiscal 2020 were approximately $108.6 million and $56.0 million, respectively.
The Company’s Nominating Committee reviews and considers transactions with related persons under the Company’s written policy that requires the Committee to review and approve any related person transactions. Under the policy, all related persons are required to promptly notify our Corporate Secretary of any proposed related person transaction. Following notice to our Corporate Secretary, the proposed transaction is then presented to the Nominating Committee for its review and consideration at the next Committee meeting. Any ongoing and previously approved related person transactions will be reviewed by the Committee on an annual basis. In reviewing any proposed (or previously approved and ongoing) related person transaction, the Committee must consider all relevant facts and circumstances, including, without limitation, the commercial reasonableness of the terms, the benefit and perceived benefit, or lack thereof, to the Company, opportunity costs of alternate transactions, the materiality and character of the related person’s direct or indirect interest, and the actual or apparent conflict of interest of the related person. Approval of a related person transaction (or ratification of a previously approved and ongoing related person transaction) will be given only if it is determined by the Committee that such transaction is in (or not inconsistent with) the best interests of the Company and its shareholders.
       2021 Proxy Statement       55

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE COMPENSATION MATTERS
COMPENSATION DISCUSSION AND ANALYSIS
The Compensation and Leadership Development Committee of our Board of Directors (the “Compensation Committee”), comprised of independent Directors, oversees our compensation program for senior executives on behalf of our Board. This Compensation Discussion and Analysis (“CD&A”) describes our named executive officer compensation program and the basis for the compensation paid to our named executive officers for 2020, as well as certain key compensation decisions that have been approved for our named executive officers for 2021.

*
Our CD&A, found on pages 56 through 90 of this Proxy Statement, includes adjusted financial information. For a reconciliation of the adjustments to comparable financial measures calculated in accordance with generally accepted accounting principles (“GAAP”) in the U.S., please see Exhibit A. The non-GAAP financial information included on Exhibit A has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our named executive officers.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

2020 Named Executive Officers
The named executive officers (“NEOs”) of the Company for 2020 are as follows:
Executive	Position
Douglas L. Peterson	President and Chief Executive Officer (“CEO”)
Ewout L. Steenbergen	EVP, Chief Financial Officer (“CFO”)
John L. Berisford	President, S&P Global Ratings
Martina L. Cheung	President, Market Intelligence
Daniel E. Draper (1)	Chief Executive Officer, S&P Dow Jones Indices

(1)
Mr. Draper joined the Company as Chief Executive Officer, S&P Dow Jones Indices, effective June 15, 2020.

Compensation Philosophy
Our people are the foundation of everything we do and ensuring a diverse and inclusive performance-driven culture is one of the key components of our corporate strategy to Power the Markets of the Future. Our compensation philosophy is to reward excellence in leadership and success in the implementation of our business strategy by linking a significant portion of executive pay to one or more performance metrics tied to shareholder value creation. By connecting executive pay outcomes to drivers of shareholder value, we implement our compensation practices with transparency and within the framework of pay-for-performance in a manner that we believe helps us attract and retain the highest-quality executive talent at our leadership levels.
Financial Performance Highlights
Total Shareholder Return
In 2020, S&P Global’s total shareholder return was approximately 21%, which exceeded the 16% increase in the return of the overall market but fell short of the 29% return of our Form 10-K peer group. As indicated in the performance graph to the right, our cumulative total shareholder return during the previous five years is 12% higher than our Form 10-K peer group and 91% higher than the performance indicator of the overall market (i.e., S&P 500).
The Form 10-K peer group included in this graph consists of the following companies: Moody’s Corporation, CME Group Inc., MSCI Inc., FactSet Research Systems Inc., IHS Markit Ltd., Verisk Analytics, Inc., and Intercontinental Exchange, Inc.

Returns assume $100 invested on December 31, 2015 and total return includes reinvestment of dividends through December 31, 2020. Reflects peer group used in the Company’s Form 10-K filed with the SEC on February 9, 2021.
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Company Financial Performance
The Company made substantial progress towards its medium- and longer-term strategy and, despite unprecedented challenges presented by the global COVID-19 pandemic, delivered strong financial results in 2020 by showing growth across three key financial measures that the Compensation Committee uses to assess executive officer performance: Incentive Compensation Program (“ICP”) Adjusted Revenue, ICP Adjusted Earnings before Interest, Taxes and Amortization Margin (“ICP Adjusted EBITA Margin”) and ICP Adjusted Earnings Per Share (“ICP Adjusted EPS”):

STIC [1] METRICS:

ICP Adjusted Revenue [2] [3]
(+10.6% YOY Growth)
$6,699M
$7,412M
2019 Baseline
2020

- ICP Adjusted Revenue metric is used to determine 38% of the pool funding under the STIC
- Use of this metric strengthens the importance of growth and scale to the company

ICP Adjusted EBITA Margin [2]
(+290 BPS Expansion)
50.2%
53.1%
2019 Baseline
2020

- ICP Adjusted EBITA Margin metric is used to determine 38% of the pool funding under the STIC
- Use of this metric draws focus on margin expansion driven by revenue growth, cost discipline and productivity

PSU METRIC:

ICP Adjusted EPS [2] [4]
(+19.6% 3-Year CAGR)
$6.89
$11.78
2017 Baseline
2020

- ICP Adjusted EPS is the sole metric for our 3-year Long-Term Performance Share Unit Award ("PSU")
- This metric is a unifying measure across the Company that drives long-term value creation for our shareholders because it considers capital allocation decisions as well as the importance of continual discipline in operating performance

(1)
Key Executive Short-Term Incentive Compensation Plan (“STIC”).

(2)
For a reconciliation of the adjustments to comparable financial measures calculated in accordance with U.S. GAAP, please see Exhibit A.

(3)
Year-over-year (“YOY”).

(4)
2020 ICP Adjusted EPS incorporates the pro forma effect of an acquisition making ICP Adjusted EPS results comparable to 2017 Baseline ICP Adjusted EPS results.

Significant Business Milestones
In addition to delivering strong financial performance in a turbulent economy, we announced plans to merge with IHS Markit to accelerate growth and enhance our customer value proposition in our largest acquisition to date and achieved meaningful progress across each of the six components of our long-term strategy to Power the Markets of the Future in 2020:

IHS Merger: In November 2020, we announced our plans to merge with IHS Markit (NYSE: INFO) in an all-stock deal valuing IHS Markit at an enterprise value of $44.50 billion, negotiating our largest acquisition to date and the biggest corporate transaction in 2020 in terms of transaction value. The merger with IHS Markit reinforces our position as a leading global market provider of financial data and is expected to accelerate growth and enhance value creation by bringing together two world-class organizations to Power the Markets of the Future with a unique portfolio of highly complementary assets in attractive markets and cutting-edge innovation and technology capabilities.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Global: We expanded our global positioning by completing the registration filing for S&P Global (China) Ratings as the first wholly-foreign owned credit ratings agency in China’s exchange bond market and releasing a beta version of our China Credit Analytics platform, which generates credit insights on more than 30 million Chinese private companies through an integrated desktop solution.

Customer Orientation: We continued to improve our customers’ experience with our products by offering new customer-oriented solutions and differentiated content across our business units, while also investing in our future capabilities to better serve diverse customer segments through the merger with IHS Markit. New and improved customer content included market research on the financial impact of COVID-19, customer trials for a faster and more efficient Market on Close process for S&P Global Platts’ commodity price assessments, and new features and increased customization on the Market Intelligence desktop and market monitoring dashboard.

Innovation: We drove marketplace innovation through the launch of several new products offering differentiated ESG solutions across our business, including the S&P 500 ESG Index, ESG Scores and the first European price assessment for sustainable jet fuel; and the launch of S&P Global Marketplace, a data platform allowing customers to interact with over 100 unique content and solution tiles leveraging the latest data science and machine learning. We also invested in future growth and innovation through the merger announcement with IHS Markit.

Technology: We leveraged new technology in data management and analytics to enable our customers to unlock new insights with greater efficiency, including by signing an agreement with Snowflake to deliver cloud-based data solutions to simplify customer data management; applying Kensho’s core capabilities in machine learning, alternative-data analysis, search technology and natural language processing to innovative new product improvements; and expanding our future capabilities in artificial intelligence and cloud-based data analytics through our merger with IHS Markit and acquisition of the IHS Markit Data Lake—a centralized cloud-based platform for access to structured and unstructured data.

Operational Excellence: We demonstrated operational excellence by completing our 2018 productivity program, achieving $120 million in annual savings though standardization of our processes, data center consolidation and automation of routine activities; introducing a new $120 million productivity program to further reduce expenses; and successfully and effectively transitioning to a work-from-home model across our organization.

People: We supported our people during the COVID-19 pandemic through expanded benefits, including extended care leave and new wellness and mental health offerings; began educating our workforce about racial justice through guest speakers and courageous conversations; and welcomed a new member to our senior leadership team by appointing Dan Draper as the CEO of S&P Dow Jones Indices.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Pay-for-Performance Overview
Shareholder-Aligned Incentive Compensation
Our programs are structured to align the interests of the Company’s executives with the creation of value for shareholders by rewarding performance against short- and long-term strategic and financial targets. The Company’s existing short-term and long-term incentive programs appropriately rewarded our Named Executive Officers’ for their resilient leadership executing key strategic initiatives and delivering strong financial performance in 2020, without requiring modification for the COVID-19 pandemic.
2020 STIC Funding and 2018-2020 Long-Term Incentive Payouts
S&P Global had strong annual operational and financial performance in 2020 and made substantial progress toward the medium-term aspirational targets established for the Company during 2020. The Company’s achievements in 2020 resulted in above target funding for the Key Executive Short-Term Incentive Compensation Plan (“STIC”), and the Company’s strong stock price as well as sustained operational and financial performance during the 2018-2020 performance cycle resulted in Long-Term Incentive awards earning and paying out above target. Enterprise-level STIC funding for 2020 was 142% of target (see pages 78 through 79) and the 2018 Long-Term PSU Award earned and paid out at 143% of target (see page 84).
CEO Target Compensation
In the graphic to the right, we have shown Target Total Direct Compensation (“TDC”), which is equal to the aggregate of base salary, target annual incentive award opportunity and long-term incentive grants, assuming target performance, for our CEO, Mr. Peterson, in 2019, 2020, and 2021. As discussed in further detail in the “Setting Compensation” section beginning on page 66 of this Proxy Statement, in consultation with the independent compensation consultant, the Compensation Committee considered several factors such as individual performance and market competitiveness, including benchmarking against the Company’s Proxy Peer Group and compensation survey data for the financial services industry, and approved a 5.7% increase in Mr. Peterson’s target TDC for 2021 as compared to 2020.

$16M
$14M
$12M
$10M
$8M
$6M
$4M
$2M
$0M
$11.3M
$13.25M
$14.0M
$8.0M
$9.0M
$9.75M
$2.3M
$3.25M
$3.25M
$1.0M
$1.0M
$1.0M
2019
2020
2021
Base Salary
Target Annual Incentive Award
Long-Term Incentives

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Say-on-Pay
The Company values shareholder perspectives on our executive compensation program. Shareholders voted in favor of casting an advisory vote on the executive compensation program for the Company’s NEOs—the “say-on-pay” vote—on an annual basis at the 2017 Annual Meeting. As part of the Compensation Committee’s annual review of the program, it considers the outcome of the Company’s annual shareholder advisory vote on the compensation of the Company’s NEOs. Approximately 97% of the “say-on-pay” advisory votes cast in 2020 were in favor of our executive compensation program.
Although the 2020 “say-on-pay” results indicated strong support for our program, the Company believes it is important to engage with our shareholders, regardless of our approval rating. As described in further detail on pages 15 through 17 of this Proxy Statement, we engage in active year-round dialogue and outreach with our shareholders to discuss governance, executive compensation and other matters, and to solicit shareholder feedback. No significant concerns relating to the Company’s compensation program were raised by investors this year during our shareholder engagement efforts.
Examples of prior compensation program changes made in response to shareholder feedback are highlighted on page 69 of this Proxy Statement and affirm our responsiveness to and alignment with our shareholders.
Decisions for 2021
As part of the Compensation Committee’s ongoing review and refinement of the executive compensation program to ensure the program remains competitive, supports strategic objectives and rewards performance, the Committee approved the following changes for 2021:
•
Executive Stock Ownership Guidelines: The Compensation Committee increased the CEO share ownership guideline from six times (6x) base salary to seven times (7x) base salary and the CFO share ownership guideline from three times (3x) base salary to four times (4x) base salary to require a more meaningful level of ownership in keeping with best practices and further align the interests of the CEO and CFO with those of our shareholders.
Other previous significant design changes to our executive compensation program are highlighted on page 69 of this Proxy Statement.
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Overview of Key Best Practices: What We Do and Don’t Do
The Compensation Committee regularly reviews best practices in executive compensation and governance and has revised our policies and practices over time. Today these practices include:
Alignment with Shareholders (What We Do)

COMPENSATION PRACTICE		COMPANY POLICY	MORE DETAIL

✔	Pay-for- Performance & Shareholder Alignment
Approximately 92% of CEO and 82% of other NEOs total compensation opportunity is variable, incentive-based pay contingent on meeting challenging, top-line and bottom-line short-term and long-term performance objectives. We also include caps on individual payouts under our short- and long-term incentive plans.
Long-term incentive compensation opportunities for NEOs are equity-based and tied to business plan performance metrics.
Pgs. 63 & 64

✔	Robust Stock Ownership Guidelines	We have meaningful stock ownership guidelines for our Directors and executive officers. The executive guidelines require 100% retention until the guidelines are met.	Pg. 88

✔	Annual Shareholder Say-on-Pay	We value our shareholders’ input and seek an annual non-binding advisory vote from shareholders on our executive compensation program for our named executive officers.	Pg. 61

✔	Shareholder Outreach and Input	Our outreach program gives institutional shareholders the opportunity to provide ongoing input on our programs and policies. We carefully review say-on-pay results and all shareholder feedback when structuring executive compensation.	Pgs. 15-17

✔	Clawback Policy	Our clawback policy gives us the right to recoup and cancel cash incentive and long-term incentive award payments received by covered active and former employees under various circumstances, including misconduct and financial restatements.	Pg. 89

✔	Anti-Hedging and Anti-Pledging Policy	Our anti-hedging and anti-pledging policy prohibits Directors, officers and other designated employees from engaging in hedging and pledging transactions related to Company stock.	Pg. 89

Sound Governance Practices (What We Don’t Do)

COMPENSATION PRACTICE		COMPANY POLICY	MORE DETAIL

✗	No Single Trigger Change-in-Control	Our Long-Term Incentive Plan awards are subject to “double-trigger” treatment in the case of a change-in-control (i.e., unvested awards are accelerated only if there is both a change-in-control and an involuntary termination of employment).	Pgs. 87 & 88

✗	No Excessive Perquisites	We do not provide excessive executive perquisites to our NEOs and we believe our limited perquisites are reasonable and competitive.	Pg.85

✗	No Tax Gross-Ups	We do not provide tax gross-ups in connection with any perquisites or in the event of any “golden parachute payment” in connection with a change-in-control.	Pgs. 86 & 88

✗	No Dividends on Unearned Awards	We do not pay dividends on unearned PSUs or RSUs.	Pg. 64

✗	No Employment Contracts	None of our NEOs has a formal employment contract.	Pg. 90

✗	Pension Benefits Frozen	We froze both our defined benefit pension plans to new participants and future accruals, effective as of April 1, 2012.	Pg. 86

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Compensation Objectives
A highly engaged and performance-driven workforce is essential to sustainable customer-focus and our execution of our business strategy to Power the Markets of the Future. Compensation and benefits programs are critical to the overall people experience and to our ability to compete for and engage exceptional executive talent. The main objectives of our executive compensation program are to deliver competitive compensation and benefits programs that drive performance, motivate and create shareholder value:
Pay Mix
In establishing an appropriate mix of fixed and variable pay to reward Company, line of business and individual performance, the Compensation Committee balances the importance of meeting our short-term business goals and maintaining a competitive compensation package designed to attract, motivate and retain experienced and talented executive officers with the need to create shareholder value and drive growth over the longer-term. Our integrated compensation framework heavily weights variable compensation to reward achievements against pre-established, quantifiable financial performance objectives and individual strategic performance objectives.
In addition, because a significant portion of variable compensation is delivered in the form of long-term incentive awards, which vest over three years, the value ultimately realized by our executives from these awards depends on stockholder value creation, as measured by the future performance of our stock price.

       2021 Proxy Statement       63

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Overview of Pay Elements
For 2020, guided by our compensation philosophy and objectives, the executive compensation program consisted of the elements listed below. The Compensation Committee believes that each compensation element, and all of these elements combined, are important to maintain an executive compensation program that is competitive, performance-based and shareholder-focused.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Roles and Responsibilities

Role of Shareholders

97%
cast in
favor in
2020

- Our shareholders cast an annual advisory vote on executive compensation and may provide feedback through various means, including our investor engagement efforts.
- The Compensation Committee carefully considers the annual outcome of the Company's say-on-pay (97% cast in favor in 2020), shareholder feedback, and evolving best practices when making future compensation decisions and program design changes. For a list of recent improvements we have made to our compensation programs, see page 69 of this Proxy Statement.

Role of the Compensation Committee

The Compensation Committee is currently comprised of six Directors, all of whom meet the independence requirements of the New York Stock Exchange and qualify as "non-employee directors" (as defined under Rule 16b-3 under the Securities Exchange Act of 1934).

Our Compensation Committee:

- Establishes an overall total compensation philosophy statement for the Company, which it periodically reviews.
- Annually reviews and approves goals and objectives for the CEO; meets at least annually with the CEO to discuss the CEO's self-assessment in achieving individual and corporate goals and objectives; evaluates the CEO's performance in light of those goals and objectives; and establishes the CEO's total compensation based on this evaluation, which is ratified by the independent Directors of the Board of Directors.
- Ensures that the Company's executive compensation program is appropriately competitive, supports organization objectives and shareholder interests and creates pay-for-performance linkage.
- Reviews and approves the CEO's recommendations for salary and incentive compensation for senior executives on the Company's Operating Committee.
- Reviews the succession and development plans for executives and other key talent below the direct reports to the CEO.
- Regularly reports to the Board of Directors on the Committee's activities and any and all compensation matters that should appropriately be brought to the Board's attention.

Role of Management

- The CEO establishes annual performance goals for each of the other NEOs.
- The CEO conducts an annual performance evaluation of each of the other NEOs against pre-established goals.
- Based on performance and competitive market data, the CEO makes recommendations to the Compensation Committee for the total compensation of the other NEOs.
- The NEOs recommend compensation actions for the other senior executives in their organizations and these compensation actions are reviewed and approved by the CEO.

Role of the Independent Compensation Consultant

In 2020, Pay Governance:

- Reviewed Committee agendas and supporting materials in advance of each meeting and raised questions or issues with management and the Committee Chair, as appropriate.
- At the Committee's direction, worked with management on major proposals in advance of finalization by, and presentation to, the Committee.
- Reviewed drafts of the Company's CD&A and the Compensation Committee Report and related tables for inclusion in the Company's Proxy Statement.
- Reviewed the appropriateness of the proxy peer group and survey data for market comparisons.
- Reviewed competitive data and provided independent analyses on the compensation of the NEOs and made recommendations on the CEO's compensation to the Committee.
- Advised the Committee on best practices for Board governance of executive compensation.

More Information

The **Compensation Committee** administers our executive compensation program in accordance with its Charter, which is reviewed annually. The current Charter is available on the Company's Investor Relations website at **http://investor.spglobal.com**.

Information about the Compensation Committee and its members who are Director nominees can be found on pages 50 and 51 and pages 36 through 48 of this Proxy Statement, respectively.

In accordance with the Compensation Committee's policy on assessing advisor independence, the Compensation Committee determined in 2020 that there were no conflicts of interest or issues related to independence that would adversely impact the advice to the Compensation Committee from Pay Governance, as further explained on page 51 of this Proxy Statement.

       2021 Proxy Statement       65

COMPENSATION DISCUSSION AND ANALYSIS (continued)

Setting Compensation
The Compensation Committee considers the following factors in using its discretion to determine the amount and form of compensation to be awarded to each of our NEOs and in structuring the design of the Company’s executive compensation programs.
External Market Analysis
The Compensation Committee considers external market data to maintain appropriate and competitive levels of executive officer compensation that supports our strategic vision by positioning us to attract, retain and engage high performing executive talent.
For purposes of setting compensation targets for 2020, the Compensation Committee measured our compensation opportunities for executive officers against the following benchmarking sources:
•
Proxy Peer Group: The Committee reviews compensation data from our Proxy Peer Group annually, as part of a competitive market analysis of NEO total pay and a realizable pay analysis, used to assess the alignment of pay and performance, presented by Pay Governance.
•
Survey Peer Groups: The Committee also considers information from the McLagan Financial Services Survey.
Annual Proxy Peer Group Review
The Compensation Committee, with the assistance of Pay Governance, reviews the composition of our Proxy Peer Group each year to ensure the Proxy Peer Group remains appropriate to use in competitive analysis of executive compensation.
Since we have few direct competitors for the specific scope of our business activities, the companies represented in our Proxy Peer Group vary in terms of firm size and business model. In reviewing and identifying the Proxy Peer Group, the Compensation Committee considers a number of factors intended, on the whole, to
66       2021 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS (continued)

appropriately capture the scale and scope of our evolving business operations and the market dynamics in which we compete for executive talent.
The Compensation Committee considered the following criteria in its review of the 2020 Proxy Peer Group:
•
Key size measures, with particular reference to revenue and market capitalization, to identify companies that are comparable to the Company from a size and scope perspective.
•
Industry and business model to identify a group of diversified financial services companies that operate in the same industry as the Company and reflect an appropriate mix of the markets in which we participate.
•
Competitors for executive talent to identify companies that recruit and compete within the same executive labor market.
•
Shareholder adviser methodologies to identify companies that broadly align with the peer groups considered by ISS and Glass Lewis.
2020 Peer Group Companies
With the assistance of Pay Governance, the Compensation Committee identified the companies listed below to serve as market reference points for 2020 compensation planning, which reflected no changes from the prior year’s Proxy Peer Group.
Survey Peer Groups
In addition to the Proxy Peer Group, survey data allows the Compensation Committee to compare compensation levels for certain roles to a wider spectrum of companies and benchmark them to a broader market for talent. The companies that comprise the McLagan survey peer group are listed below.
*
In October 2020, TD Ameritrade Holding Corporation was acquired by the Charles Schwab Corporation.

In terms of size, as shown in the table below, at the end of 2020, the Company’s annual revenue was between the median and the 75th percentile and the Company’s market capitalization was above the 75th percentile of the 2020 Proxy Peer Group.
       2021 Proxy Statement       67

COMPENSATION DISCUSSION AND ANALYSIS (continued)

2020 Proxy Peer Group*	Revenue ($ billions)	Market Cap. ($ billions)

25th Percentile	$5.59	$22.20

Median	$6.06	$43.03

75th percentile	$12.34	$65.19
S&P Global	$7.44	$79.09

*
Numbers reflect fiscal year end data for the 2020 Proxy Peer Group, except for TD Ameritrade Holding Corporation and the Charles Schwab Corporation due to their merger in October 2020.

For purposes of setting 2021 compensation targets, the Compensation Committee determined that the current Proxy Peer Group remained an appropriate comparison group for the Company and, therefore, no changes were necessary.
Use of Market Data
Our Compensation Committee independently evaluates the performance of the CEO and establishes the CEO’s total annual target compensation so that his base salary, target annual incentive opportunity and target long-term incentive awards are competitive against market data for our Proxy Peer Group in addition to relevant compensation survey data for the financial services industry. The Compensation Committee refers its recommendations to the independent Directors of the Board for review and ratification.
For more information on CEO historical and current target total direct compensation, see page 60 of this Proxy Statement.
For our NEOs other than the CEO, we review the range of market compensation between the 25th and 75th percentiles for our Proxy Peer Group as well as company data provided in the compensation surveys to develop an understanding of market pay levels for each position. In general, we design our executive compensation program to pay median levels of compensation for target levels of achievement. An individual element of compensation of an NEO’s total direct compensation may be positioned above or below the market median based on considerations such as the scope of the NEO’s role, responsibilities, experience and performance, as well as the availability of comparable market data for the NEO's position.
We annually review compensation market data for the financial services industry in setting base salaries and short-term and long-term incentive opportunities for all our NEOs. However, we do not limit or increase individual incentive payments based solely on these market reference points. Some additional factors considered by the Compensation Committee in setting executive compensation are described further below.
Internal Pay Equity
The Compensation Committee also takes into account internal equity when making pay decisions. While there is not an established formal policy on internal pay equity guidelines, the Compensation Committee reviews compensation levels to ensure that the appropriate internal equity exists. This is determined based on various considerations, including management of revenue or operating profit, headcount responsibility, geographic scope, and job complexity.
Performance Assessment
The Compensation Committee’s consideration is further informed by the Company’s performance and assessment of each NEO’s individual performance against individual qualitative and quantitative goals and behaviors aligned with the Company’s strategic plan. The goals reflect financial targets inclusive of short-term operating goals, long-term value creation, human capital initiatives, and risk and compliance expectations. The Compensation Committee along with the entire Board (other than the CEO with respect to his review)
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

participates in an annual review and discussion of each NEO as well as succession planning for each position, taking into consideration the critical leadership skills and experience of the NEO and the strategic importance of his or her role to the Company.
Further information on the Company’s business performance as well as each NEO’s key individual achievements for 2020 can be found beginning on page 71 of this Proxy Statement.
Additionally, further information about succession planning can be found beginning on page 22 of this Proxy Statement.
Other Factors
In setting NEO compensation, the Compensation Committee also considers input from Pay Governance, the Committee’s independent compensation consultant, and our shareholders as well as several other factors, including business and market conditions, risk management and governance, and tax and accounting considerations, and diversity, equity and inclusion considerations, among others.
Further information on the role of the independent compensation consultant and our shareholders can be found on page 65 of this Proxy Statement.
History of Executive Compensation Program Changes
The changes described below show enhancements to our compensation programs that we have made over time, and that continue to be in effect. We believe that these improvements demonstrate our responsiveness to and alignment with our shareholders and exhibit our commitment to incorporating best practices, pay-for-performance, and adapting to market conditions.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

2020 Financial Performance and NEO Compensation Decisions
Financial Performance Overview in 2020
In 2020, we delivered strong annual operational and financial performance and made significant progress on key initiatives towards the Company’s medium- and longer-term targets, while also taking decisive action to protect the health and safety of our employees and support local communities against the backdrop of a global pandemic. Financial performance highlights and significant business milestones achieved in 2020 included:

*
For a reconciliation of the adjusted financial information presented in the table above to comparable financial measures calculated in accordance with U.S. GAAP, please see Exhibit A.

NEO Compensation Decisions in 2020
The table below shows the Compensation Committee’s compensation decisions for 2020 for the NEOs, and is different from the SEC required disclosure in the “2020 Summary Compensation Table” beginning on page 91. It is a blend of annualized base salary and compensation that is actually paid (incentive payout) or granted (long-term incentive grants) that together reflects the total annual 2020 compensation decision for each NEO.
The Compensation Committee established the calendar year base salary and annual long-term incentive grant amount for each NEO early in the fiscal year. The annual incentive payout amount was calculated and paid after the fiscal year ended based on the incentive plan funding and the individual performance of each NEO, as described below.
Executive	Annualized 2020 Base Salary	Actual 2020 Incentive Payment	Actual 2020 Long-Term Incentive Grants at Target			Total 2020 Annual Compensation
			RSUs	PSUs	Long-Term Cash
D. Peterson	$1,000,000	$4,615,000	$2,700,000	$6,300,000	$—	$14,615,000

E. Steenbergen	$825,000	$1,725,000	$825,000	$1,925,000	$—	$5,300,000

J. Berisford	$650,000	$1,570,000	$540,000	$1,260,000	$—	$4,020,000

M. Cheung	$625,000	$1,570,000	$525,000	$1,225,000	$—	$3,945,000

D. Draper (1)	$650,000	$1,000,000	$1,485,000	$490,000	$1,050,000	$4,675,000

(1)
Mr. Draper joined the Company as Chief Executive Officer, S&P Dow Jones Indices, effective June 15, 2020. In connection with his hire, Mr. Draper received a one-time Restricted Stock Unit (RSU) award equal to $1,275,000 in recognition of unvested equity awards with his prior employer, along with annual long-term incentive awards equal to $1,750,000, including $210,000 of Restricted Stock Units (RSUs), $490,000 of Performance Share Units (PSUs) and $1,050,000 of S&P Global Dow Jones Indices Long-Term Cash Incentives.

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CEO PAY DECISIONS
Douglas L. Peterson: President and Chief Executive Officer
Mr. Peterson joined the Company in September 2011 as President, Standard & Poor’s Ratings Services. He was promoted to his current role in November 2013.
 Mr. Peterson’s 2020 Pay-for-Performance
2020 Key Achievements:
As President and Chief Executive Officer, Mr. Peterson:
•
Delivered strong financial results across the business while maintaining focus on long-term opportunities to grow and evolve the business. For 2020, ICP Adjusted Revenue grew 10.6% to $7,412 million. ICP Adjusted EBITA Margin improved to 53.1%, and ICP Adjusted EPS from operations increased at a compounded annual growth rate of 19.6% for the 3-year performance period ended 2020 to $11.78.
•
Advanced key strategic initiatives to evolve the core business and deliver transformative growth opportunities through the negotiation of a merger agreement to combine with IHS Markit in the largest corporate transaction of the year, bringing together unique, highly complementary assets and innovation and technology capabilities to build scale in high growth markets and enhance value creation. Other significant progress included: delivering the largest collection of new product launches in years through ongoing growth investments; strengthening the Company’s ESG positioning with new product launches and enhancements and the creation of a centralized leadership structure for coordination of the Company’s ESG strategy; and leveraging new technology and digital infrastructure capabilities to drive productivity gains, innovation and delivery of customer-oriented solutions.
•
Improved the customer experience, achieving increased net promoter scores across each division, through customer-focused initiatives that included creating a centralized S&P Global ESG team to streamline and enhance the customer experience with our ESG products; sponsoring a global Customer Experience Week to increase employee engagement on improving the customer experience; and expanding executive relationship outreach to customers.
•
Strengthened stakeholder relationships by increasing outreach to investors and market participants and deepening active engagements with associations, industry leaders, policy makers and regulators through sustained outreach initiatives that continued to be more impactful, broader in scope and greater in number than the prior year’s engagements.
•
Demonstrated strong leadership by, among other things, supporting a successful transition to a global work-from-home model, while also increasing virtual employee engagement and satisfaction; strengthening the Company’s global talent pipeline by sponsoring new leadership development programs for executive succession candidates, career coaching and technology training; and accelerating the Company’s diversity, equity and inclusion initiatives through increased financial investment and expanded programming.
2020 Actual
Annual Incentive Payout
Mr. Peterson received a payout of $4,615,000, representing 142% of his target award, which is aligned with the Company’s overall business performance. The Compensation Committee’s decision was based on Mr. Peterson’s 2020 performance, the Company’s business results and progress toward our strategic initiatives.
2020 Long-Term Incentive Awards
For details on Mr. Peterson’s 2020 annual long-term incentive grant, see our Long-Term Incentive Plan discussion and our 2020 Grants of Plan-Based Awards Table below.

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OTHER NEO PAY DECISIONS
Ewout L. Steenbergen: EVP, Chief Financial Officer
Mr. Steenbergen joined the Company in his current role in November 2016.
 Mr. Steenbergen’s 2020 Pay-for-Performance
2020 Key Achievements:
As EVP, Chief Financial Officer, Mr. Steenbergen:
•
Delivered strong financial results across the business while maintaining focus on long-term opportunities to grow and evolve the business. For 2020, ICP Adjusted Revenue grew 10.6% to $7,412 million. ICP Adjusted EBITA Margin improved to 53.1%, and ICP Adjusted EPS from operations increased at a compounded annual growth rate of 19.6% for the 3-year performance period ended 2020 to $11.78.
•
Drove a return of capital to shareholders of $1.8 billion through $1.2 billion of share repurchases and $645 million in dividends.
•
Enhanced operational efficiency by surpassing 2018 Investor Day productivity targets through the achievement of $120 million of annual cost savings and initiating a new $120 million productivity program.
•
Led effort to issue new bond offerings in August with the second lowest 40-year coupon and the fifth lowest 10-year coupon in U.S. corporate history.
•
Supported key strategic initiatives to drive growth, innovation and productivity by assuming a leadership role, together with other key executives, in the due diligence, planning and negotiations for the merger with IHS Markit; co-leading project planning for the Company’s future workplace model post-COVID; and overseeing Kensho’s continued delivery of innovative solutions to enhance product offerings and improve productivity across the Company.
•
Strengthened investor relationships through
successful messaging during dynamic market conditions by sponsoring the launch of several new and transparent disclosures, including publication of a carbon-adjusted EPS metric in the Company’s second TCFD Report, and providing best in class scenario-based guidance at the onset of the COVID-19 pandemic and in subsequent quarters.
2020 Actual
Annual Incentive Payout
Mr. Steenbergen received a payout of $1,725,000, representing 150% of his target award. The Compensation Committee’s decision was based on Mr. Steenbergen’s performance against 2020 business and individual strategic goals.
Long-Term Incentive Awards
For details on Mr. Steenbergen’s 2020 annual long-term incentive grant, see our Long-Term Incentive Plan discussion and 2020 Grants of Plan-Based Awards Table below.

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John L. Berisford: President, S&P Global Ratings
John L. Berisford joined the Company in January 2011 as Executive Vice President, Human Resources. Effective November 3, 2015, he was appointed to his current role as President, S&P Global Ratings.
 Mr. Berisford’s 2020 Pay-for-Performance
2020 Key Achievements:
As President, S&P Global Ratings, John L. Berisford:
•
Delivered significant revenue growth and margin expansion. For 2020, ICP Adjusted Revenue of S&P Global Ratings increased 15.2% to $3,577 million and ICP Adjusted EBITA Margin of S&P Global Ratings improved to 63.2%.
•
Advanced strategic growth opportunities in international and emerging markets through continued focus on our expansion into China, completing 22 public ratings in 2020 and receiving an additional license to operate in China’s exchange bond market, despite the pandemic conditions.
•
Strengthened ESG positioning by expanding engagements for sustainability-related offerings and continuing to deliver new and enhanced ESG products and services, with 40 ESG evaluations, 24 Green evaluations and 76 SAM benchmark engagements completed in 2020, while also expanding ESG evaluations to cover U.S. public finance.
•
Strengthened brand positioning during the pandemic as a trusted source on market trends, with website visits nearly doubled in 2020, by launching a new special report website and providing regular publications on COVID-19, including a COVID-19 weekly digest, list of related ratings actions, daily summaries of thought leadership articles on macro, credit and industry implications and a Friday webcast.
•
Demonstrated strong leadership by, among other things, managing increased communications with regulators due to the pandemic; improving application quality and achieving record customer satisfaction, despite a significant increase in activity in 2020; advancing programs to promote a robust risk, control and compliance culture; and successfully transitioning to a global work-from-home environment, while also increasing employee engagement and satisfaction.
202 0 Actual
Annual Incentive Payout
John L. Berisford received a payout of $1,570,000, representing 157% of his target award. The Compensation Committee’s decision was based on Mr. Berisford’s performance against 2020 business and individual strategic goals.
2020 Long-Term Incentive Awards
For details on Mr. Berisford’s 2020 annual long-term incentive grant, see our Long-Term Incentive Plan discussion and our 2020 Grants of Plan-Based Awards Table below.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Martina Cheung: President, S&P Global Market Intelligence
Ms. Cheung joined the Company in May 2010 as Head of Operations for Structured Finance in S&P Global Ratings. Effective January 2, 2019, she was appointed to her current role as President, S&P Global Market Intelligence.
•
Improved workplace productivity and financial operations by scaling investments in technology, digital infrastructure and automation, and accelerating agile delivery processes and lean portfolio management, to increase operational efficiency and reduce costs, with highlights including achievement of $1.2 million in annual savings from AWS Cloud usage optimization and automation of 18 million units of work.
•
Demonstrated strong leadership by, among other things, successfully transitioning to a work-from-home model, while continuing to deliver on timeliness and accuracy targets, and driving increased employee engagement and satisfaction.
2020 Actual
Annual Incentive Payout
Ms. Cheung received a payout of $1,570,000, representing 157% of her target award. The Compensation Committee’s decision was based on Ms. Cheung’s performance against 2020 business and individual strategic goals.
2020 Long-Term Incentive Awards
For details on Ms. Cheung’s 2020 annual long-term incentive grant, see our Long-Term Incentive Plan discussion and our 2020 Grants of Plan-Based Awards Table below.
 Ms. Cheung’s 2020 Pay-for-Performance
2020 Key Achievements:
As President, S&P Global Market Intelligence, Ms. Cheung:
•
Delivered strong revenue performance, and reaffirmed margin target announced at the 2018 Investor Day, while also increasing investment in new initiatives to evolve and grow the business. For 2020, ICP Adjusted Revenue of S&P Global Market Intelligence increased 7.4% to $2,104 million. ICP Adjusted EBITA Margin of S&P Global Market Intelligence improved to 32.4%.
•
Drove progress across key strategic initiatives to promote transformational growth, assuming a significant leadership role, together with other key executives, in the due diligence, planning and negotiations for the merger with IHS Markit; and also delivering several new product launches in 2020, including: expanded ESG offerings; the launch of S&P Global Marketplace, allowing users to engage with over 100 unique content and solution tiles; and the launch of meaningful SME offerings, providing coverage of over 50 million companies on RiskGauge and over 30 million companies on the China Credit Risk Analytics platform.
•
Delivered innovative ESG solutions strengthening the Company’s ESG positioning and doubling client prospects in the last four months of 2020 through the launch of S&P Global ESG Scores and TruCost Climate Analytics and Environmental Data on the MI Platform and XpressfeedTM, Climate Credit Risk Analytics, Panjiva supply chain analytics and physical risk analytics.
•
Enhanced the customer experience—achieving record-setting customer satisfaction and engagement demonstrated by significantly increased net promoter scores, client satisfaction survey scores and digital marketing engagement—through delivery of an enhanced desktop and mobile experience, initiatives to improve data quality and successful Customer Focus Weeks, leading to over ten thousand client visits and significant new sale opportunities and renewals.
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Daniel Draper: Chief Executive Officer, S&P Dow Jones Indices
Mr. Draper joined the Company in his current role on June 15, 2020.
 Mr. Draper’s 2020 Pay-for-Performance
Experience and Qualifications:
•
In his prior role, Mr. Draper served as Managing Director and Global Head of Exchange-Traded Funds (ETF), Unit Investment Trusts and Closed-End Funds at Invesco since September 2013, where he led a large, global team and oversaw one of the firm’s largest and fastest growing business segments.
•
Over his career, Mr. Draper has held a number of management roles working in asset management and investment banking, both in the United States and internationally.
2020 Compensation Determination:
•
Mr. Draper’s new hire compensation package reflects an assessment of the market compensation levels at the time of hire as well as the skills and qualifications Mr. Draper brings to the role.
•
Consistent with the presentation for other NEOs, the chart to the right represents Mr. Draper’s 2020 annual compensation package at target.
•
The chart does not include all amounts paid or granted to Mr. Draper in connection with his hire. A description of Mr. Draper’s new hire compensation payments and grants can be found in the 2020 compensation tables and accompanying footnotes beginning on page 91 of this Proxy Statement.
2020 Key Achievements:
As Chief Executive Officer, S&P Dow Jones Indices, Mr. Draper:
•
Delivered mid to high single digit revenue growth and maintained margin despite a turbulent economy. For 2020, ICP Adjusted Revenue of S&P Dow Jones Indices increased 7.8% to $989 million, while ICP Adjusted EBITA Margin of S&P Dow Jones Indices remained 69.5%.
•
Assumed leadership of S&P Dow Jones Indices, re-envisioning the division business strategy for accelerating core and transformative growth opportunities; building relationships with key internal and external stakeholders—including customers, key business partners and industry leaders, exchanges, regulators, employees and market participants—to increase engagement and collaboration; and establishing an efficient operating model with an effective leadership team and a strong risk management foundation.
•
Strengthened brand positioning during the pandemic by significantly expanding marketing outreach and media coverage, increasing net promoter scores and continuing to drive global growth through innovative investment solutions, with the number of indices launched in 2020 on par with 2019.
2020 Actual
Annual Incentive Payout
Mr. Draper received a payout of $1,000,000, representing 100% of his target award. The Compensation Committee’s decision was based on Mr. Draper’s performance against 2020 business and individual strategic goals, after having joined the Company in June 2020.
2020 Long-Term Incentive Awards
For details on Mr. Draper’s 2020 annual long-term incentive grant, see our Long-Term Incentive Plan discussion and our 2020 Grants of Plan-Based Awards Table below.

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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Base Salaries
Snapshot: Base Salaries
Base salary is a customary, fixed element of compensation intended to attract and retain key executive talent.
Executive	2020 Base Salary	2021 Base Salary	% Change

D. Peterson	$1,000,000	$1,000,000	—%

E. Steenbergen	$825,000	$825,000	—%

J. Berisford	$650,000	$650,000	—%

M. Cheung	$625,000	$625,000	—%

D. Draper (1)	$650,000 (2)	$650,000	—%

(1)
Mr. Draper joined the Company as Chief Executive Officer, S&P Dow Jones Indices, effective June 15, 2020.

(2)
Reflects Mr. Draper’s annualized base salary, which was paid pro rata at $354,546 in 2020 based on Mr. Draper’s length of service from his date of hire on June 15, 2020.

2021 Base Salary Determination
Our Compensation Committee independently evaluates the performance of the CEO and establishes the CEO’s base salary so that, together with his target annual incentive opportunity and stock-based long-term incentive awards, his total annual target compensation is competitive against our Proxy Peer Group and market data for the financial services industry.
As discussed beginning on page 66, the base salaries for the other NEOs reflect findings from our Proxy Peer Group and annual market surveys as well as considerations of their individual contributions, performance, time in role, scope of responsibility, leadership skills and experience.
In support of the Company’s initiatives to reduce expenses and enhance financial flexibility and liquidity in response to COVID-19, the Compensation Committee determined not to make any increases to Mr. Peterson’s base salary or the base salaries of any other NEOs for 2021.
Short-Term Annual Incentive Plan
Snapshot: Short-Term Annual Incentive Cash Compensation
Executive	2020			2021
	Target Incentive Award	Actual Incentive Award	% of Target Paid	Target Incentive Award
D. Peterson	$3,250,000	$4,615,000	142%	$3,250,000

E. Steenbergen	$1,150,000	$1,725,000	150%	$1,150,000

J. Berisford	$1,000,000	$1,570,000	157%	$1,000,000

M. Cheung	$1,000,000	$1,570,000	157%	$1,000,000

D. Draper (1)(2)	$1,000,000 (2)	$1,000,000	100%	$1,000,000

(1)
Mr. Draper joined the Company as Chief Executive Officer, S&P Dow Jones Indices, effective June 15, 2020.

(2)
Represents Mr. Draper’s full-year annual short-term incentive target, which was not pro rated based on length of service in 2020, pursuant to the terms of Mr. Draper’s offer letter. A complete description of Mr. Draper’s new hire compensation payments and grants can be found in the 2020 compensation tables and accompanying footnotes beginning on page 91 of this Proxy Statement.

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2020 Short-Term Annual Incentive Funding and Payout Determination Formulas
2020 Short-Term Annual Incentive Plan Design Under the STIC
For all NEOs, individual incentive amounts are determined based on the executive’s target incentive award opportunity, which is then adjusted by a factor based upon the achievement of enterprise-level and, as appropriate for our division leaders, division-level goals (70%), and achievement of individual strategic goals (30%).
•
Target Incentive Opportunity: The incentive target opportunity for each NEO is in part determined based on market data as well as individual performance and experience. For a more detailed description of how we set compensation targets, see pages 66 through 69 of this Proxy Statement.
•
Business Performance Goals: The enterprise-level performance component for 2020 was tied to ICP Adjusted Revenue and ICP Adjusted EBITA Margin, which included adjustments for unspent strategic investment funds and acquisitions and divestitures. The applicable division-level performance goals for our NEO division leaders, Messrs. Berisford and Draper and Ms. Cheung, were similarly tied to division-specific ICP Adjusted Revenue and ICP Adjusted EBITA Margin, with the applicable adjustments for each division described in further detail on pages 79 through 81 below. The Compensation Committee believes that these metrics reward performance to achieve short-term business objectives that draw focus to productivity measures, create greater efficiencies and strengthen the importance of growth and scale to the Company, which ultimately drives increased shareholder value.
•
Individual Performance Goals: The individual component is allocated based on an assessment of each participant’s achievement against strategic or developmental goals established at the beginning of the year.
•
Maximum Award Payout: The maximum incentive award opportunity is capped at 200% of each participant’s target award.
Following the performance period, the overall incentive award pool is funded based on the achievement of Company and division performance goals. The final payout amount is allocated to individual participants and adjusted upwards or downwards based on individual achievement in accordance with the methodology described above.
2020 Short-Term Annual Incentive Goals, Funding and Payouts
Business Performance Goals
The 2020 short-term annual incentive payouts for all of the NEOs are based 70% on business performance and 30% on individual performance. For Messrs. Peterson and Steenbergen, the business performance component is measured on an enterprise balanced scorecard of 76% financial and 24% business-building goals. 38% of the
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

financial goals is based on Company ICP Adjusted EBITA Margin and the remaining 38% is based on Company ICP Adjusted Revenue. The 24% weighting of the business-building goals is divided into 8% each for the three categories of Customer, Operations and People with category-specific Key Performance Indicators (KPIs), scored on a scale from one to five (funded at 50% to 150% of target), used to measure achievement.
As the President of S&P Global Ratings, the business performance component of Mr. Berisford’s annual incentive award was measured 20% on the above-mentioned enterprise financial goals (weighted equally at 10% each), 56% on a mix of S&P Global Ratings ICP Adjusted EBITA Margin and S&P Global Ratings ICP Adjusted Revenue (weighted 28% each), and 24% on division-specific business-building goals in the categories described above.
As the President of S&P Global Market Intelligence, the business performance component of Ms. Cheung’s annual incentive award was measured 20% on the above-mentioned enterprise financial goals (weighted equally at 10% each), 56% on a mix of S&P Global Market Intelligence ICP Adjusted EBITA Margin and S&P Global Market Intelligence ICP Adjusted Revenue (weighted 28% each), and 24% on the business-building goals described above.
As the Chief Executive Officer of S&P Dow Jones Indices, the business performance component of Mr. Draper’s annual incentive award was measured 20% on the above-mentioned enterprise financial goals (weighted equally at 10% each), 56% on a mix of S&P Dow Jones Indices ICP Adjusted EBITA Margin and S&P Dow Jones Indices ICP Adjusted Revenue (weighted 28% each), and 24% on the business-building goals described above.
Performance Review and Adjustment Process
The Compensation Committee reviewed 2020 reported Revenue and EBITA Margin for the Company, under the enterprise scorecard, and the divisions, under the division scorecards for Messrs. Berisford and Draper and Ms. Cheung. Based on this review, the Committee approved the adjustments described on pages 78 to 81 below to determine non-GAAP financial performance results for incentive compensation purposes.
The Compensation Committee uses ICP Adjusted Revenue and ICP Adjusted EBITA Margin to evaluate the financial results achieved by the NEOs independent of items considered isolated, non-recurring, or unusual because it believes that such metrics better measure the Company’s normal revenue, operating expenses, and operating results for compensation purposes.
For a reconciliation of the adjustments to comparable financial measures calculated in accordance with U.S. GAAP, please see Exhibit A. The non-GAAP financial information included on Exhibit A has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our NEOs.
2020 Corporate Short-Term Annual Incentive Targets, Funding and Adjustments (All NEOs)
For the portion of incentive funding based on enterprise financial goals, the Compensation Committee reviewed and approved the Company ICP Adjusted EBITA Margin of 53.1% and Company ICP Adjusted Revenue of $7,412 million, representing an increase of 10.6% over 2019, after adjusting for the impact of changing foreign exchange rates, unspent strategic investment funds, acquisitions and divestitures in 2020 and the impact of
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funding for above target achievement of enterprise goals and division business-building goals. Based on these blended results, the 2020 achievement and funding for the Company’s enterprise-level financial goals was 147%.
For a reconciliation of the adjustments to comparable financial measures calculated in accordance with U.S. GAAP, please see Exhibit A. The non-GAAP financial information included on Exhibit A has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our NEOs.
For the remaining 24% of incentive funding based on the achievement of enterprise-level business-building goals in the three categories of Customer, Operations and People (each category accounting for 8% of funding), the Compensation Committee reviewed performance for each category of the Company business-building goals based on consideration of various quantitative and qualitative key performance indicators (KPIs), such as net promoter scores, revenue from new products/markets, risk management indicators and culture and diversity metrics, scored on a scale of one to five.
Based on the Compensation Committee’s review of the KPI results for performance against Company business-building goals in each category, the Committee determined that the 2020 achievement and funding for the Company business-building goals was 125% for customer, 100% for operations and 150% for people goals.
Overall, the blended 2020 achievement and funding for Messrs. Peterson and Steenbergen for enterprise business performance and customer, operations and people goals was 142%.
2020 S&P Global Ratings Short-Term Annual Incentive Targets, Funding and Adjustments (Mr. Berisford)
For the 56% portion of incentive funding based on division-level financial goals for S&P Global Ratings, the Compensation Committee reviewed and approved the Division ICP Adjusted Revenue of $3,577 million, representing an increase of 15.2%, and Division ICP Adjusted EBITA Margin of 63.2%, after adjusting for the impact of changing foreign exchange rates, acquisitions and divestitures, unspent strategic investment funds, the funding of new strategic investments and the impact of funding for above target achievement of enterprise goals and division business-building goals. Based on these blended results, the 2020 achievement and funding for the S&P Global Ratings division-level financial goals was 170%.
Exhibit A on page 132 provides a reconciliation from GAAP results to ICP Adjusted EBITA Margin and ICP Adjusted Revenue. The non-GAAP financial information included on Exhibit A has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our NEOs.
Based on the Compensation Committee’s review of the KPI results for performance against S&P Global Ratings business-building goals in each of the three categories of customer, operations and people, the Committee determined that the 2020 achievement and funding for the division-level business-building goals was 125% for each of customer and operations and 150% for people goals.
Overall, the 2020 achievement and funding for Mr. Berisford for the blend of 20% enterprise and 56% S&P Global Ratings business performance and 24% division customer, operations and people goals was 157%.
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

2020 S&P Global Market Intelligence Short-Term Annual Incentive Targets, Funding and Adjustments (Ms. Cheung)
For the 56% portion of incentive funding based on division-level financial goals for S&P Global Market Intelligence, the Compensation Committee reviewed and approved the Division ICP Adjusted Revenue of $2,104 million, representing an increase of 7.4%, and Division ICP Adjusted EBITA Margin of 32.4%, after adjusting for the impact of changing foreign exchange rates, acquisitions and divestitures, unspent strategic investment funds and the impact of funding for above target achievement of enterprise goals and division business-building goals. Based on these blended results, the 2020 achievement and funding for the S&P Global Market Intelligence division-level financial goals was 100%.
Exhibit A on page 132 provides a reconciliation from GAAP results to ICP Adjusted EBITA Margin and ICP Adjusted Revenue. The non-GAAP financial information included on Exhibit A has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our NEOs.
Based on the Compensation Committee’s review of the KPI results for performance against S&P Global Market Intelligence business-building goals in each of the three categories of Customer, Operations and People, the Committee determined that the 2020 achievement and funding for the division-level business-building goals was 100% for customer, 125% for operations and 150% for people goals.
Overall, the 2020 achievement and funding for Ms. Cheung for the blend of 20% enterprise and 56% S&P Global Market Intelligence business performance and 24% division customer, operations and people goals was 115%.
2020 S&P Dow Jones Indices Short-Term Annual Incentive Targets, Funding and Adjustments (Mr. Draper)
For the 56% portion of incentive funding based on division-level financial goals for S&P Dow Jones Indices, the Compensation Committee reviewed and approved the Division ICP Adjusted Revenue of $989 million, representing an increase of 7.8%, and Division ICP Adjusted EBITA Margin of 69.5%, after adjusting for the impact of changing foreign exchange rates, the funding of new strategic investments and the impact of funding
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for above target achievement of enterprise goals and division business-building goals. Based on these blended results, the 2020 achievement and funding for the S&P Dow Jones Indices division-level financial goals was 99%.
Exhibit A on page 132 provides a reconciliation from GAAP results to ICP Adjusted EBITA Margin and ICP Adjusted Revenue. The non-GAAP financial information included on Exhibit A has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our NEOs.
Based on the Compensation Committee’s review of the KPI results for performance against S&P Dow Jones Indices business-building goals in each of the three categories of Customer, Operations and People, the Committee determined that the 2019 achievement and funding for the division-level business-building goals was 125% for each of customer and operations and 150% for people goals.
Overall, the 2020 achievement and funding for Mr. Draper for the blend of 20% enterprise and 56% S&P Dow Jones Indices business performance and 24% division customer, operations and people goals was 117%.
Individual Strategic Goals
As discussed in detail above, 70% of the individual short-term annual incentive award was determined based on Company financial results (or a blend of the Company funding and division results for division presidents) and achievement of business-building metrics. For all NEOs, including the CEO, the remaining 30% was allocated based on the achievement of individual strategic or developmental goals (our NEOs’ key achievements for 2020 are described on pages 71 through 75 of this Proxy Statement). The total annual incentive award opportunity for each participant was capped at 200% of their target annual incentive award.
2020 NEO Payouts Under the STIC
For a list of the actual payments made to our NEOs under the STIC in respect of 2020 performance, see the chart on page 76 of this Proxy Statement.
2021 Short-Term Annual Incentive Plan Design and Targets
2021 Plan Design
The Compensation Committee determined not to make any changes to the incentive plan design or targets under the 2021 Short-Term Annual Incentive Plan.
2021 Award Target Determination
Our Compensation Committee independently evaluates the performance of the CEO and establishes the CEO’s 2021 target annual incentive award so that, together with his base salary and long-term incentive award, his total target annual compensation is market competitive and motivates and rewards him for performance against Company and individual goals.
As discussed beginning on page 66, the target annual incentive award amounts for the other NEOs reflect findings from our Proxy Peer Group and annual market surveys as well as considerations of their individual contributions and the strategic importance of the respective roles to the Company.
In support of the Company’s initiatives to reduce expenses and enhance financial flexibility and liquidity in response to COVID-19, the Compensation Committee determined not to make any increases to the target annual incentive award amounts for Mr. Peterson or any of the other NEOs for 2021.
For a list of the 2021 NEO target annual incentive award amounts under the 2021 STIC, see the chart above on page 76 of this Proxy Statement.
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Long-Term Incentive Plan
Snapshot: Long-Term Incentive Target Opportunities
Executive	2020 Long-Term Incentive Target	2021 Long-Term Incentive Target

D. Peterson	$9,000,000	$9,750,000

E. Steenbergen	$2,750,000	$3,000,000

J. Berisford	$1,800,000	$2,000,000

M. Cheung	$1,750,000	$2,500,000

D. Draper (1)	$1,750,000 (2)	$1,750,000

(1)
Mr. Draper joined the Company as Chief Executive Officer, S&P Dow Jones Indices, effective June 15, 2020.

(2)
Represents Mr. Draper’s full-year annual long-term incentive target, which was not pro rated based on length of service in 2020, pursuant to the terms of Mr. Draper’s offer letter. A complete description of Mr. Draper’s new hire compensation payments and grants can be found in the 2020 compensation tables and accompanying footnotes beginning on page 91 of this Proxy Statement.

2020 Long-Term Incentive Plan Award Structures

2020 Long-Term Incentive Plan Award Design
To ensure that the Long-Term Incentive Plan supports the main objectives of our executive compensation program and the Company’s business strategy, we periodically review our Plan and the structure of our long-term incentive awards granted pursuant to the Plan to make adjustments as our business needs change.
•
The long-term incentive award is delivered as a mix of 70% performance share units (PSUs) and 30% restricted stock units (RSUs), except for Mr. Draper (described below).
•
Both PSUs and RSUs have three-year cycles but the RSUs are solely time-based and are not tied to performance goals. The mix of PSUs and RSUs balances incentives based on stock price appreciation and performance factors not directly related to stock price.
•
The 2020 PSU awards are measured based on ICP Adjusted EPS growth over a three-year performance cycle to evaluate the results achieved by the Company independent of items considered isolated, non-recurring, or unusual because we believe that such metrics better measure the Company’s normal revenue, operating expenses, and operating results for compensation purposes. ICP Adjusted EPS provides a good measure of return to shareholders because it considers capital allocation decisions as well as the importance of continued discipline in operating performance.
•
Commencing in 2017, the Compensation Committee modified the vesting schedule of RSUs to vest ratably over three years rather than cliff vesting after three years to provide a more effective recruitment tool. In connection with its annual review of the Company’s compensation program, the
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Compensation Committee found that this change was appropriately balanced by the three-year cliff vesting schedule for PSU awards, which generally represent 70% of the total long-term grant value for NEOs.
•
As the Chief Executive Officer of S&P Dow Jones Indices, Mr. Draper’s target annual long-term incentive award differs from that of the other NEOs. S&P Dow Jones Indices is a joint venture between S&P Global and CME Group. In order to align Mr. Draper’s interests more closely with the financial performance of the joint venture, 60% of his annual long-term incentive award consists of performance-based long-term cash measured based on the ICP Adjusted EBITA growth of the joint venture over a three-year performance cycle. The remaining 40% of his annual long-term incentive award is made up of a mix of 70% S&P Global PSUs and 30% S&P Global RSUs. The PSUs are measured based on the same S&P Global ICP Adjusted EPS growth goal described above.
2020 Long-Term Incentive Plan Awards
2020 Long-Term Incentive Plan Award Goals
In 2020, the Company continued to use an ICP Adjusted EPS growth goal for the 2020-2022 performance period for PSUs, which we believe continues to allow us to evaluate the results achieved by the Company independent of items considered isolated, non-recurring, or unusual because it believes that such metrics better measure the Company’s normal revenue, operating expenses, and operating results for compensation purposes. ICP Adjusted EPS provides a good measure of return to shareholders because it considers capital allocation decisions as well as the importance of continued discipline in operating performance.
The following payout schedule was approved for the 2020 PSU Awards for the 2020-2022 performance period:
The following payout schedule was approved for the 2020 Long-Term Cash Awards for the S&P Dow Jones Indices 2020-2022 performance period:
Any payments under the 2020 PSU and S&P Dow Jones Indices Long-Term Cash Awards will be made during the first quarter of 2023, based on the achievement through the 2020-2022 performance period.
2020 Long-Term Incentive Plan Award Grants
For detailed information concerning each grant made to the NEOs in 2020, see the 2020 Grants of Plan-Based Awards Table beginning on page 94 of this Proxy Statement.
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

2018 Long-Term Incentive Plan Award Achievement
2018-2020 PSU Achievement
Our 2018 PSU award for the performance period 2018-2020 was based on the achievement of the following ICP Adjusted EPS growth goal during the cycle:
The cumulative compound ICP Adjusted EPS growth during the cycle was 19.6%, after adjusting for an acquisition. The Compensation Committee uses ICP Adjusted EPS growth during the three-year cycle to evaluate the results achieved by the Company independent of items considered isolated, non-recurring, or unusual because we believe that such metrics better measure the Company’s normal recurring revenue, operating expenses, and operating results for compensation purposes. Based on this achievement, the 2018 PSU award was earned at 143% of target.
2021 Long-Term Incentive Award Design and Targets
2021 Long-Term Incentive Plan Award Design
The Compensation Committee approved an EPS growth metric over a three-year performance cycle for the 2021 PSU awards, which it believes provides a good measure of return to our shareholders because it considers capital allocation decisions as well as the importance of continual discipline in operating performance. The Committee also approved an S&P Dow Jones Indices Division ICP Adjusted EBITA growth metric over a three-year performance cycle for the long-term cash portion of Mr. Draper’s 2021 long-term award.
2021 Long-Term Incentive Target Determination
Our Compensation Committee independently evaluates the performance of the CEO and establishes the CEO’s 2021 long-term incentive target so that, together with his base salary and short-term incentive award, his total annual target compensation is market competitive and motivates and rewards him for performance against Company and individual goals. For 2021, the Compensation Committee determined that Mr. Peterson’s long-term incentive target amount should be increased from $9,000,000 to $9,750,000 to maintain competitive market positioning relative to the median compensation levels of the Company’s Proxy Peer Group and competitive market data in light of Mr. Peterson’s demonstrated leadership experience and success achieving strong performance results and key strategic milestones in 2020, despite the challenges of the COVID-19 pandemic.
As discussed beginning on page 66, the long-term incentive amounts for the other NEOs reflect findings from our Proxy Peer Group and annual market surveys for the financial services industry as well as considerations of their individual contributions and the strategic importance of their respective roles to the Company. For 2021, the Compensation Committee approved increases to the target long-term incentive award amounts for Ms. Cheung and Messrs. Berisford and Steenbergen as follows:
•
Ms. Cheung’s long-term incentive target amount increased from $1,750,000 to $2,500,000 to improve the competitive positioning of her target long-term incentive value relative to the Company’s Proxy Peer Group. This increase rewards Ms. Cheung for her demonstrated leadership and success achieving strong performance results and key strategic milestones in 2020, despite the challenges of the COVID-19 pandemic. The increase also reflects her expanded role and responsibilities in 2021, as Ms. Cheung assumes leadership of our consolidated enterprise ESG strategy, taking on responsibility for cross-divisional ESG assets; oversees integration planning for the merger with IHS Markit, co-leading the Integration Management Office (IMO) with the Chief Financial Officer of IHS Markit prior to the merger closing; and continues to drive growth as division President of S&P Market Intelligence prior to the closing.
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

•
Mr. Berisford’s long-term incentive target amount increased from $1,800,000 to $2,000,000 to improve the competitive positioning of his target long-term incentive value relative to the Company's Proxy Peer Group. This increase rewards Mr. Berisford for his demonstrated leadership and success achieving strong performance results in 2020, despite the challenges of the COVID-19 pandemic.
•
Mr. Steenbergen’s long-term incentive target amount increased from $2,750,000 to $3,000,000 to improve the competitive positioning of his target long-term incentive value relative to the Company’s Proxy Peer Group. This increase rewards Mr. Steenbergen’s demonstrated leadership and success achieving strong performance results and key strategic initiatives in 2020, despite the challenges of the COVID-19 pandemic, and reflects the critical role Mr. Steenbergen will assume supporting a successful integration with IHS Markit by driving pre-closing integration synergy and financial planning as Chief Financial Officer of S&P Global.
For a list of the 2021 NEO targets under the 2021 Long-Term Incentive Plan, see the chart above on page 82 of this Proxy Statement.
Benefits and Perquisites
Health and Welfare Benefits
The Company provides a healthcare benefit program for all U.S.-based employees, including the NEOs. The employee healthcare contributions are differentiated by salary levels, requiring higher-paid employees to make larger contributions for their healthcare coverage.
We provide no supplemental executive healthcare benefits, other than a Company-paid annual physical examination for the NEOs and certain other senior executives.
Additionally, the NEOs and certain other executives participate in our Management Supplemental Death & Disability Benefits Plan. Pursuant to the executive life insurance policy provided under the Plan, in the event of the executive’s death prior to retirement, the executive’s beneficiary will receive a fully-insured lump sum amount equal to 200% of the executive’s base salary in effect at the time of the executive’s death, up to a maximum benefit of $2 million.
The Plan also provides a supplemental long-term disability benefit. The long-term disability benefit was amended, effective January 2020, to change the benefit funding from 100% self-insured by the Company to approximately 80% fully-insured through Lincoln Financial (the “Insurer”), with the remaining 20% self-insured by the Company. In connection with the change in funding, some corresponding changes were made to the formula for calculating monthly disability income.
Perquisites
We provide a limited number of perquisites to our NEOs, which we believe are reasonable in amount, market competitive, and consistent with our overall compensation plan. We also believe each perquisite confers a benefit to the Company, by enabling our NEOs to conduct Company business more effectively and place greater focus on the demands of their positions. Special benefits or perquisites for the NEOs are reviewed by the Compensation Committee at least annually, and include:
•
professional services expense reimbursement (inclusive of financial counseling, tax planning and preparation, and estate planning) for financial advisors to assist executives with their personal financial affairs, thus permitting executives to focus more energy on their business responsibilities;
•
comprehensive annual physical examination, plus related travel expenses, to encourage proactive health management and help ensure business continuity; and
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

•
Company car and driver for our CEO for security purposes and reimbursement for reasonable travel and business-related expenses for NEOs.
In addition to the above perquisites, pursuant to the terms of his offer letter dated March 25, 2020, Dan Draper, Chief Executive Officer of S&P Dow Jones Indices, is entitled to Company reimbursement for certain relocation-related expenses to assist with his relocation from Chicago to the Company’s headquarters in the New York tri-state area. Mr. Draper did not receive Company reimbursement any relocation-related benefits in 2020.
Together, these perquisites involve minimal cost to the Company and constitute a small percentage of our NEOs’ total compensation. We do not provide tax gross-ups in respect of any income recognized by our NEOs as a result of receiving the reimbursements or perquisites described above.
For additional information on our perquisites and other benefits, see the Summary Compensation Table beginning on page 91 of this Proxy Statement, which includes the incremental cost to the Company for providing these benefits.
Retirement and Other Benefits following Termination of Employment
In connection with their retirement or other termination of employment, our NEOs will generally be eligible to receive benefits under our retirement plans and, depending on the circumstances of an executive’s termination, severance benefits.
These post-termination benefits are described beginning on page 102 of this Proxy Statement.
Retirement Benefits
Effective as of April 1, 2012, we froze accruals and participation under both of our defined benefit pension plans under which Mr. Berisford and Ms. Cheung are entitled to benefits: the Employee Retirement Plan of S&P Global Inc. and its Subsidiaries, a pension plan covering some of our U.S. employees, and the S&P Global Inc. Employee Retirement Plan Supplement, a non-qualified pension plan. Our defined contribution plans are provided to all employees, including our senior executives, to allow them to accumulate assets for retirement through a combination of individual savings and Company contributions and to allow participants in these plans the opportunity to direct the investment of these retirement assets.
Other Benefits
Our NEOs may also participate in the charitable S&P Global Matching Gift Program, open to all employees and Directors of the Company, which provides the opportunity to help maximize the impact of eligible charitable giving through a corporate matched contribution, generally on a standard dollar-for-dollar basis, up to a maximum participant donation of $5,000 (or the currency equivalent) in the aggregate per year. The Company also launched a special charitable campaign during the month of December 2020, during which the maximum corporate match on participant donations was raised to $10,000 in the aggregate. Retirees are also eligible to participate in this program for up to three years after they leave the Company and are no longer active employees or directors.
In addition, our eligible NEOs, as well as all other eligible employees and Directors of the Company, may participate in the S&P Global Political Action Committee (“S&P Global PAC”), which is funded by eligible U.S.-based participants in accordance with applicable federal law. Under the S&P Global PAC program, the Company contributes funds to a charitable organization of the participant’s choosing that match the participant’s contribution to the S&P Global PAC, up to an annual maximum of $5,000.
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Severance Benefits (Regular and Change-in-Control)
The Compensation Committee believes that maintaining a competitive level of separation benefits is appropriate as part of our overall compensation program and in line with its objective to attract, retain and motivate high-caliber management talent. Our severance arrangements with all of our NEOs are governed by our Senior Executive Severance Plan. This severance program is designed to provide employees with security and reasonable compensation upon an involuntary termination of employment, and to ensure the continued commitment of employees in the event of a potential or actual change-in-control. The Compensation Committee does not take into account the benefits offered under the Senior Executive Severance Plan in setting compensation for our NEOs.
The Senior Executive Severance Plan generally provides for base salary and benefits continuation in the event of a Company-initiated termination (including a “constructive” termination) other than a termination for cause, as defined on page 102 of this Proxy Statement. Discussion of severance payable on certain qualifying terminations (including following a change-in-control of the Company) can be found in the Potential Payments Upon Termination or Change-in-Control section on pages 102 through 106 of this Proxy Statement.
Payments of annual incentives under the Key Executive Short-Term Incentive Compensation Plan and vesting acceleration or modification of long-term cash awards and equity awards granted under our 2002 Stock Incentive Plan and 2019 Stock Incentive Plan on the occurrence of a defined change-in-control are described in the table below. Upon certain qualifying terminations not in connection with a defined change-in-control, an NEO may be entitled to a pro rata portion of their annual cash incentive award and certain outstanding equity awards. For details, see pages 104 through 106 of this Proxy Statement.
PAY ELEMENTS	TREATMENT OF OUTSTANDING INCENTIVE AWARDS UPON CHANGE-IN-CONTROL (“CIC”)

Short-Term Incentive Awards	• Payments are made pro-rata based on the average of the three prior years.

RSU Awards	• Double-trigger treatment: awards do not vest upon the CIC but are generally converted into RSUs of the surviving company (assuming the successor company assumes the awards).

PSU Awards
•
Double-trigger treatment: Awards do not vest upon the CIC but are generally converted into time-vesting RSUs of the surviving company’s stock (assuming the successor company assumes the awards) with the number of underlying shares based on ICP Adjusted EPS goals deemed to be fully achieved at target, if less than 50% of the performance period has been completed, or based on actual performance, if 50% or more of the performance period has been completed upon the CIC.

•
Delivery of shares in respect of converted RSUs will generally occur in the year following the end of the applicable performance period.

Stock Options	• Double-trigger treatment: Legacy awards do not vest upon the CIC and are generally converted into options of the surviving company (assuming the successor company assumes the awards).

Long-Term Cash Awards
•
The Board, at its discretion, may modify or waive the applicable performance measures, performance period, or cash awards.

•
Under no circumstances will the timing of the award payment date be accelerated.

Certain payments that would be provided to our NEOs in connection with a change-in-control could be classified as “excess parachute payments” under Section 280G of the Internal Revenue Code, in which case they would
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

not be deductible as compensation by the Company. In addition, Section 4999 of the Internal Revenue Code imposes an excise tax on executives who receive an excess parachute payment equal to 20% of such amount. The excise tax would not be reimbursed or “grossed up” by the Company. Instead, as discussed starting on page 103 of this Proxy Statement, in certain circumstances, we would “cut back” the amount of certain benefits and payments to ensure tax deductibility by the Company under Section 280G to the extent the executive’s “cut back” amount is greater on an after-tax basis than the full amount.
Stock Ownership Guidelines
We are committed to ensuring that our executive officers have a significant ownership stake in the Company to strengthen the alignment of our executives’ interests with those of our shareholders.
As one means of achieving this objective, the Company has formal stock ownership guidelines in place for senior executives, consisting of our Named Executive Officers and other direct reports to the CEO. These guidelines require covered executives to hold common stock in the Company equal to a multiple of their annual base salary, as follows:
Position	Minimum Ownership Requirement (Multiple of Base Salary)

CEO	7x
CFO	4x
NEOs and Other Covered Executives	3x
Covered executives are required to retain 100% of their net shares from the payment of PSU and RSU awards and the exercise of stock options until the minimum ownership requirement is met and cannot sell below their minimum ownership requirement, unless the Compensation Committee grants an exception based on the executive’s circumstances. In addition to shares held outright by the executive and their immediate family members, or through estate planning vehicles, unvested RSUs and earned but unsettled PSUs for which the relevant performance period has ended, are counted towards our executives’ minimum ownership requirement.
The Compensation Committee reviews the guidelines annually and most recently updated the guidelines, effective January 1, 2021, to introduce more rigorous minimum ownership requirements for the CEO and CFO and enhance the Company’s alignment with competitive market information regarding executive stock ownership guidelines, following consultation with independent experts at Aon Hewitt engaged by Company management and the Committee’s external consultant, Pay Governance.
As of January 1, 2021, all of the NEOs were compliant with the guidelines and all, except for Mr. Draper who requires additional time to accumulate sufficient shares to satisfy his ownership requirement due to limited time in his current role, held shares in excess of their minimum ownership requirement.
Risk and Control
The Compensation Committee considers risks related to compensation policies and practices and incentive related risks. The Compensation Committee establishes performance metrics that reward our executives for creating shareholder value, and establishes goals and payment schedules for each metric that are designed to provide a balance to motivate the achievement of the established goals without the need for inappropriate or excessive risk-taking.
In 2021, management updated its prior review of the Company’s compensation plans as well as Company compensation policies and practices regarding whether they encourage excessive risk taking and determined that the Company’s compensation plans, programs and policies do not present a material risk of causing behavior that is reasonably likely to have a material adverse effect on the Company. Management reviewed its
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

findings with the Compensation Committee and Pay Governance (the Compensation Committee’s independent compensation advisor), who each concurred in these findings and conclusions.
In addition, the Compensation Committee annually assesses plan design, performance metrics and goals for the annual incentive plans within the Company’s divisions to ensure that their designs are appropriately aligned with business and regulatory considerations and do not encourage inappropriate or excessive risk-taking.
Pay Recovery Policies
In 2014, the Compensation Committee strengthened its pay recovery (clawback) policy to provide more structure and impact. The Compensation Committee adopted a revised policy providing that annual cash incentive and long-term incentive award payments (PSUs, RSUs, stock options and long-term incentive cash compensation) could be subject to recovery by the Company if one or more of the following occurs:
•
For senior management, material recalculation or adjustment of the performance measures.
•
For all individuals covered by this policy, intentional, willful or grossly negligent act or omission that violates one or more of the Company’s policies that have or will have a material negative impact on the Company’s business, reputation or financial condition.
•
For all individuals covered by this policy, criminal activity, fraud or other illegal or unlawful activity that has or will have a material negative impact on the business, financial condition or reputation of the Company.
Additionally, a separate Pay Recovery Policy was adopted for S&P Global Ratings (“S&P Policy”). In addition to the recovery items noted above, the S&P Policy has these recovery items:
•
For all covered individuals, material violations of policy or division or product risk parameters, policies or operating procedures resulting from the gross negligence, intentional wrongdoing or willful misconduct of a covered individual that have or will have a material negative impact on the business, financial condition or reputation of S&P Global Ratings.
•
For all covered individuals, material failure to adequately supervise the administration and implementation of one or more of S&P Global Ratings’ policies or division or product risk parameters, policies or operating procedures which results from gross negligence, intentional wrongdoing or willful misconduct that has or will have a material negative impact on S&P Global Ratings’ business, financial condition or reputation.
Senior management and covered individuals include both active and former employees for the covered period.
As President of S&P Global Ratings, Mr. Berisford is subject to both policies.
Insider Trading Policy and Prohibition on Hedging and Pledging
Under the Company’s Insider Trading Policy, Directors, executive officers and all other employees subject to the Policy (i.e., employees who influence our products and services and/or have access, or potential access, to material non-public information), as well as any immediate family members of the foregoing and any entities whose investment decisions are made by or shared with any of the foregoing, are prohibited, without exception, from speculative trading in Company securities, including engaging in any “hedging” transactions related to Company stock. The prohibition against speculative trading and “hedging” includes short sales and derivative transactions, such as puts, calls, swaps and collars, and any other arrangements intended to hedge or offset exposure to price fluctuations in Company stock or provide protection against declines in the value of Company stock. Further, no shares of Company stock beneficially owned, either directly or indirectly, by Directors, executive officers or covered employees may be pledged or otherwise used as security for a loan, including by holding such securities in a margin account.
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COMPENSATION DISCUSSION AND ANALYSIS (continued)

Employment Agreements
None of our NEOs have formal employment agreements with the Company.
Tax and Accounting Considerations
The Compensation Committee also considers the effect of certain accounting rules that apply to the various aspects of the compensation program for our NEOs. The Compensation Committee reviews potential accounting effects in determining whether its compensation actions are in the best interests of the Company and our shareholders.
Compensation Committee Report
The Compensation Committee has reviewed and discussed with Company management the Compensation Discussion and Analysis found on pages 56 through 90 of this Proxy Statement and, based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s Proxy Statement.
The foregoing report has been furnished on behalf of the Board of Directors by the members of its Compensation and Leadership Development Committee.
William D. Green (Chair)
Stephanie C. Hill
Monique F. Leroux
Ian P. Livingston
Edward B. Rust, Jr.
Kurt L. Schmoke
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Executive Compensation Tables

Executive Compensation Tables
2020 Summary Compensation Table
The following table contains information concerning compensation paid or accrued to the named executive officers for services rendered in all capacities to the Company in 2020, 2019 and 2018:
Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value ($) (4)	All Other Compensation ($) (5)	Total ($)
Douglas L. Peterson President and Chief Executive Officer	2020	$1,000,000	—	$9,000,000	—	$4,615,000	—	$462,269	$15,077,269
	2019	$1,000,000	—	$8,000,000	—	$2,783,000	—	$369,512	$12,152,512
	2018	$1,000,000	—	$8,820,000	—	$2,047,000	—	$493,845	$12,360,845
Ewout L. Steenbergen EVP, Chief Financial Officer	2020	$825,000	$350,000	$2,750,000	—	$1,725,000	—	$266,362	$5,916,362
	2019	$825,000	—	$2,500,000	—	$1,350,000	—	$222,492	$4,897,492
	2018	$806,250	—	$2,275,000	—	$975,000	—	$311,098	$4,367,348
John L. Berisford President, S&P Global Ratings	2020	$643,750	—	$1,800,000	—	$1,570,000	$16,919	$218,455	$4,249,124
	2019	$625,000	—	$1,500,000	—	$1,110,000	$9,121	$169,844	$3,413,965
	2018	$618,750	—	$1,500,000	—	$541,500	$0	$240,466	$2,900,716
Martina Cheung President, S&P Global Market Intelligence	2020	$625,000	$750,000	$1,750,000	—	$1,570,000	$7,002	$199,747	$4,901,749
	2019	$549,527	—	$1,125,000	—	$910,000	$10,816	$103,720	$2,699,063
Daniel E. Draper Chief Executive Officer, S&P Dow Jones Indices	2020	$354,546	$750,000	$3,025,000	—	$1,000,000	$0	$22,444	$5,151,990

(1)
For Mr. Steenbergen and Ms. Cheung, this amount reflects the payment of a one-time, special transaction bonus in December 2020 in recognition of their leadership and significant additional time commitment, while also maintaining focus on their regular management responsibilities, in connection with the negotiation and signing of the Merger Agreement with IHS Markit. For Mr. Draper, this amount reflects the payment of the first two of three installments of a one-time signing bonus, totaling $1,250,000, in consideration of the compensation from his prior employer that was forfeited when he was hired by the Company in 2020, subject to 100% repayment upon a voluntary separation from the Company within 12 months of Mr. Draper’s start date.

(2)
The amounts reported in this column reflect the aggregate grant date fair value of the equity awards granted to the named executive officers in the relevant year, which may include performance share units (“PSUs”) and restricted stock units (“RSUs”), as applicable, granted under the Company’s 2019 Stock Incentive Plan, for awards granted after May 2019, and the Company’s 2002 Stock Incentive Plan, for awards granted before May 2019. The assumptions used to calculate the awards were in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, Stock Compensation, as disclosed in Footnote 8 to the Consolidated Financial Statements, which appears in the Company’s Form 10-K for the 2020 year filed with the SEC on February 9, 2021. The amounts for the PSUs granted in 2020 were calculated based on the probable outcome of performance conditions as of the grant date computed in accordance with FASB ASC Topic 718 excluding the effect of estimated forfeitures.

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Executive Compensation Tables (continued)

The maximum values for the 2020 and 2019 PSUs as of the grant date are as follows:
Executive	2019	2020

D. Peterson	$11,200,000	$12,600,000

E. Steenbergen	$3,500,000	$3,850,000

J. Berisford	$2,100,000	$2,520,000

M. Cheung	$1,575,000	$2,450,000

D. Draper	N/A	$980,000
The dollar amounts listed do not necessarily reflect the dollar amounts of compensation actually realized or that may be realized by our named executive officers. These awards are further described on pages 94 through 95 of this Proxy Statement.
(3)
The amounts reported in this column represent the cash incentive awards paid under the Company’s Key Executive Short-Term Incentive Compensation Plan to all of our named executive officers. For additional information regarding these cash incentive awards, see pages 76 through 81 of the Compensation Discussion and Analysis included in this Proxy Statement.

(4)
The amounts reported in this column include benefits under the Employee Retirement Plan of S&P Global Inc. and its Subsidiaries (“ERP”) and the S&P Global Inc. Employee Retirement Plan Supplement (“ERPS”), which are described on pages 97 through 98 of this Proxy Statement. The 2020 present value of accumulated benefits increased from the 2019 present values by $16,919 for Mr. Berisford and $7,002 for Ms. Cheung. Messrs. Peterson, Steenbergen and Draper are not participants in the ERP and ERPS since they did not meet the eligibility requirements on April 1, 2012, when participation in the plans was frozen. These amounts are disclosed in the Pension Benefits Table beginning on page 97 of this Proxy Statement.

(5)
The amounts shown in this column include the items described below:

The Company made contributions under the 401(k) Savings and Profit Sharing Plan of S&P Global Inc. and its Subsidiaries and the S&P Global Inc. 401(k) Savings and Profit Sharing Plan Supplement as follows:
Name	401(k) Savings and Profit Sharing Plan ($)	401(k) Savings and Profit Sharing Plan Supplement ($)

D. Peterson	$27,908	$384,780

E. Steenbergen	$27,908	$207,900

J. Berisford	$27,908	$161,563

M. Cheung	$27,908	$137,500

D. Draper	$0	$0
•
The amount for Mr. Peterson includes the aggregate incremental cost to the Company associated with Mr. Peterson’s personal use of a Company car. The aggregate incremental cost to the Company was determined by multiplying the fuel and depreciation costs incurred by the Company in operating its Company-owned car by a fraction, the numerator of which was the total number of personal miles driven by Mr. Peterson in 2020 and the denominator of which was the total number of miles that the Company owned car was driven in 2020. The aggregate incremental cost to the Company does not include fixed costs that would be incurred regardless of Mr. Peterson’s personal use of the Company-owned car (e.g., insurance premiums and driver salaries). Additionally, the amount for Mr. Peterson includes professional services (inclusive of financial counseling, tax planning and preparation, and estate planning) expense reimbursement, an annual executive physical exam paid for by the Company, a charitable contribution made by the Company in Mr. Peterson’s name under the S&P Global Matching Gift Program and Company-paid life insurance premiums. The amount also includes Company-made contributions through the S&P Global PAC charitable matching program.
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Executive Compensation Tables (continued)

•
The amount for Mr. Steenbergen includes professional services (inclusive of financial counseling, tax planning and preparation, and estate planning) expense reimbursement, a charitable contribution made by the Company in Mr. Steenbergen’s name under the S&P Global Matching Gift Program, a Company-made contribution through the S&P Global PAC charitable matching program and Company-paid life insurance premiums.
•
The amount for Mr. Berisford includes professional services (inclusive of financial counseling, tax planning and preparation, and estate planning) expense reimbursement, overnight accommodations in the New York metropolitan area in connection with certain business events, a charitable contribution made by the Company in Mr. Berisford’s name under the S&P Global Matching Gift Program and Company-paid life insurance premiums.
•
The amount for Ms. Cheung includes professional services (inclusive of financial counseling, tax planning and preparation, and estate planning) expense reimbursement, a charitable contribution made by the Company in Ms. Cheung’s name under the S&P Global Matching Gift Program, a Company-made contribution through the S&P Global PAC charitable matching program and Company-paid life insurance premiums.
•
The amount for Mr. Draper includes professional services (inclusive of financial counseling, tax planning and preparation, and estate planning) expense reimbursement, an annual executive physical exam paid for by the Company, a charitable contribution made by the Company in Mr. Draper’s name under the S&P Global Matching Gift Program, and Company-paid life insurance premiums.
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Executive Compensation Tables (continued)

2020 Grants of Plan-Based Awards Table
The following table contains information concerning each grant of an award made to the named executive officers in 2020:
Name	Grant Date (mm/dd/yyyy)	Date Approved by Compensation and Leadership Development Committee (mm/dd/yyyy)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)		Estimated Future Payouts Under Equity Incentive Plan Awards (1)(2)		All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/SH)	Grant Date Fair Value of Stock and Option Awards ($) (4)
			Target ($)	Maximum ($)	Target (#)	Maximum (#)
D. Peterson	4/1/2020	3/3/2020	$3,250,000	$6,500,000	26,885	53,770				$6,300,000
	4/1/2020	3/3/2020					11,522			$2,700,000
E. Steenbergen	4/1/2020	3/3/2020	$1,150,000	$2,300,000	8,215	16,430				$1,925,000
	4/1/2020	3/3/2020					3,521			$825,000
J. Berisford	4/1/2020	3/3/2020	$1,000,000	$2,000,000	5,377	10,754				$1,260,000
	4/1/2020	3/3/2020					2,304			$540,000
M. Cheung	4/1/2020	3/3/2020	$1,000,000	$2,000,000	5,228	10,456				$1,225,000
	4/1/2020	3/3/2020					2,240			$525,000
D. Draper	7/1/2020	5/12/2020	$1,000,000	$2,000,000	1,465	2,930				$490,000
	7/1/2020	5/12/2020					4,439			$1,485,000
	7/1/2020	5/12/2020	$1,050,000	$2,100,000

(1)
Non-equity and equity incentive plan awards do not have minimum threshold amounts. Consequently, no threshold amounts are listed. The non-equity incentive plan awards reflect target and maximum payouts with respect to the 2020 Key Executive Short-Term Incentive Compensation Plan, which is discussed on page 76 of this Proxy Statement.

(2)
Reflects annual PSUs granted under the Company’s 2019 Stock Incentive Plan, which are discussed on page 95 of this Proxy Statement. Annual PSU awards were granted on April 1, 2020. For vesting terms, see Footnote 3 to the Outstanding Equity Awards at 2020 Fiscal Year-End Table below.

(3)
Reflects annual RSUs granted under the Company’s 2019 Stock Incentive Plan, which are discussed on page 95 of this Proxy Statement. Annual RSU awards were granted on April 1, 2020. For vesting terms, see Footnote 1 to the Outstanding Equity Awards at 2020 Fiscal Year-End Table below.

(4)
The amounts in this column for the PSU and RSU awards reflect their aggregate grant date fair values, calculated in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. The amounts in this column for the PSUs were calculated based on the probable outcome of the performance condition as of the grant date in accordance with FASB ASC Topic 718. For the values of these PSUs, assuming attainment of the maximum level of performance, see Footnote 2 to the 2020 Summary Compensation Table on pages 91 through 93 of this Proxy Statement. The actual value, if any, realized by each named executive officer for these PSU and RSU awards is a function of the value of the shares if and when they vest. For additional information on how we account for stock-based compensation, see Footnote 8 to the Consolidated Financial Statements, which appears in the Company’s Form 10-K filed with the SEC on February 9, 2021.

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Executive Compensation Tables (continued)

Outstanding Equity Awards at 2020 Fiscal Year-End Table
The following table contains information concerning unexercised options, stock that has not vested, and other equity incentive plan awards outstanding on December 31, 2020 for each of the named executive officers:
Name	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date (mm/dd/yyyy)	Number of Shares or Units of Stock That Have Not Vested (#) (1)	Market Value of Shares or Units of Stock That Have Not Vested ($) (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (2)
D. Peterson	51,304		$77.81	3/31/2024
					22,269	$7,320,488	106,376	$34,968,982
E. Steenbergen					3,557	$1,169,293	32,870	$10,805,355
J. Berisford					2,262	$743,587	20,618	$6,777,755
M. Cheung					2,040	$670,609	17,854	$5,869,145
D. Draper					4,232	$1,391,185	2,930	$963,179

(1)
Represents RSU awards which are not performance-based. These awards vest as follows: for Mr. Peterson, 7,635 shares vest on December 31, 2021, 3,918 shares vest on December 31, 2022 and 10,716 shares vest on April 2, 2021; for Mr. Steenbergen, 2,358 shares vest on December 31, 2021 and 1,199 shares vest on December 31, 2022; for Mr. Berisford, 1,478 shares vest on December 31, 2021 and 784 shares vest on December 31, 2022; for Ms. Cheung, 1,278 shares vest on December 31, 2021 and 762 shares vest on December 31, 2022; and for Mr. Draper, 207 shares vest on December 31, 2021, 214 shares vest on December 31, 2022, 1,257 shares vest on July 1, 2021, 1,257 shares vest on July 1, 2022, and 1,297 shares vest on July 1, 2023.

(2)
Value based on closing price on December 31, 2020 of $328.73. The amounts for the awards do not necessarily reflect the dollar amounts of compensation that may be realized by our named executive officers. Based on Company performance through December 31, 2020 and, in accordance with SEC rules, the number of PSUs reflected in the table represents the maximum number of PSUs granted in 2019 and 2020 under the Company’s 2002 Stock Incentive Plan and the 2019 Stock Incentive Plan, respectively, that are realizable in connection with the achievement of pre-established performance targets over the applicable performance periods. The actual number of PSUs, if any, that will vest will be based on the level of achievement of the applicable performance goal as of the actual end of the applicable performance period. For more on the terms of awards granted in 2020, see pages 82 and 83 of the Compensation Discussion and Analysis included in this Proxy Statement.

(3)
Includes: (i) PSUs granted in 2020 that are scheduled to vest at the end of a three-year performance period (January 1, 2020 — December 31, 2022) and to pay out by March 2023, with payment ranging up to a maximum of 200% of the target shares based on the achievement of a compound annual ICP Adjusted diluted earnings per share growth goal; and (ii) PSUs granted in 2019 that are scheduled to vest at the end of a three-year performance period (January 1, 2019 — December 31, 2021) and to pay out by March 2022, with payment ranging up to a maximum of 200% of the target shares based on the achievement of a compound annual ICP Adjusted diluted earnings per share growth goal.

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Executive Compensation Tables (continued)

Option Exercises and Stock Vested in 2020 Table
The following table contains information concerning each exercise of stock options and each vesting of PSUs and restricted stock awards during 2020 (including PSUs and RSUs that vested on December 31, 2020 but did not settle until early 2021) for each of the named executive officers:
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($) (1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (2)
D. Peterson	—	—	47,828	$15,876,629
E. Steenbergen	—	—	15,769	$5,235,177
J. Berisford	—	—	10,322	$3,427,080
M. Cheung	3,465	$992,568	3,626	$1,201,005
D. Draper			207	$68,047

(1)
Represents the amount realized based on the difference between the closing price of the Company’s common stock on the date of exercise and the grant price.

(2)
Represents the amounts realized based on the closing price of the Company’s common stock on the applicable valuation date.

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Executive Compensation Tables (continued)

Pension Benefits
2020 Pension Benefits Table
The following table contains information with respect to each Plan of the Company that provides for payments or other benefits to the named executive officers at, following or in connection with retirement:
Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($) (1)(2)
D. Peterson	ERP	—	$—
	ERPS	—	$—
	Total		$—
E. Steenbergen	ERP	—	$—
	ERPS	—	$—
	Total		$—
J. Berisford	ERP	0	$36,495
	ERPS	0	$26,635
	Total		$63,130
M. Cheung	ERP	1	$34,602
	ERPS	1	$0
	Total		$34,602
D. Draper	ERP	—	$—
	ERPS	—	$—
	Total		$—

(1)
The benefit amounts shown in the table are actuarial present values of the benefits accumulated through December 31, 2020, as described below. The actuarial present value is calculated by estimating the expected future payments starting at an assumed retirement age, weighting the estimated payments by the estimated probability of surviving to each post-retirement age, and discounting the weighted payments at an assumed discount rate to reflect the time value of money. The actuarial present value represents an estimate of the amount which, if invested today at an assumed discount rate of 2.75% for the ERP and 2.57% for the ERPS, would be sufficient on an average basis to provide the estimated future payments based on the benefit currently accrued. The assumed retirement age for each named executive officer is the earliest age at which the executive could retire without any benefit reduction due to age. The actual benefit present values will vary from these estimates depending on many factors, including an executive’s actual retirement age.

(2)
As discussed further on page 98 of this Proxy Statement, on April 1, 2012 the Company “froze” the ERP and ERPS to new participants and future accruals. Final benefits for each named executive officer are calculated based on that date, and no additional adjustments are made based on additional service or pay after that date. Messrs. Draper, Peterson and Steenbergen are not participants in the ERP and ERPS since they did not meet the eligibility requirements by April 1, 2012.

Mr. Berisford and Ms. Cheung are entitled to retirement benefits under two defined benefit plans of the Company: the Employee Retirement Plan of S&P Global, Inc. and Its Subsidiaries (generally referred to as the “ERP”) and the S&P Global, Inc. Employee Retirement Plan Supplement (generally referred to as the “ERP Supplement” or “ERPS”). Messrs. Peterson and Steenbergen are not participants in these Plans because they did not meet the eligibility requirements before participation was frozen on April 1, 2012. Mr. Berisford and Ms. Cheung were fully vested in their benefits in the ERP and ERPS as of December 31, 2020.
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Executive Compensation Tables (continued)

Employee Retirement Plan of S&P Global Inc. and Its Subsidiaries (“ERP”)
The Company sponsors a qualified defined benefit pension Plan to provide retirement benefits to eligible U.S.-based employees of the Company, which was frozen to new participants and future accruals as of April 1, 2012. The Plan pays benefits at retirement to participants who terminate or retire from the Company after meeting the eligibility requirements for a benefit. The retirement benefit is based on a percentage of a participant’s total Plan compensation during such participant’s employment with the Company (this is called a career pay formula).
A Plan participant’s annual benefit accrual under the ERP is calculated as 1% of Plan compensation. The Plan compensation includes the participant’s base salary and short-term incentive award. Because this is a qualified Plan, the Plan compensation is restricted by the compensation limit imposed by the Internal Revenue Code. In 2012, the last year for which any benefits accrued under the ERP, this compensation limit was $250,000. The retirement benefit payable from this Plan is the sum of each year’s annual benefit accrual. This amount is available unreduced at the earlier of the Plan’s normal retirement age of 65 or age 62 if a participant has 10 years of service with the Company. If a participant has attained age 55 with 10 years of service with the Company, an early retirement benefit is available. The benefit is reduced by 4% per year for each year of payment prior to age 62 to reflect the earlier payments.
Participants can choose from among several optional forms of annuity payments under the ERP. A participant receives the highest monthly payment under a single life annuity, while the other payment forms result in a lower monthly benefit generally because payment may be made to a surviving joint annuitant or beneficiary following the participant’s death.
The present value estimates shown in the Pension Benefits Table assume payment of the named executive officers’ accumulated benefits under the ERP, based on pay and service earned through April 1, 2012, in the form of a single life annuity commencing on the earliest date the benefits are available unreduced (age 65 in the case of Mr. Berisford and age 62 in the case of Ms. Cheung). The values assume a discount rate of 2.75% and a mortality assumption based on the fully generational RP-2020 mortality table with MP-2020 improvement scale.
S&P Global Inc. Employee Retirement Plan Supplement (“ERPS”)
The Company also maintains a non-qualified pension Plan, which was similarly frozen to new participants and future accruals as of April 1, 2012. Prior to the freeze, this Plan was intended to help attract and retain the executive workforce by providing benefits incremental to those permitted under the qualified pension Plan.
The ERPS is designed to restore retirement benefits that cannot be paid under the ERP due to Internal Revenue Code limits. The benefit provided under the ERPS will effectively equal the difference between the benefit that would have been earned under the ERP, without regard to any pay or benefit limits, and the actual benefit payable under the ERP.
All Plan participants of the ERP are potentially eligible for the ERPS, including Mr. Berisford and Ms. Cheung, provided that their ERP benefits are limited by the Internal Revenue Code limits. In general, a participant’s annual accrual under the ERPS is determined based on 1% of the Plan compensation under the ERP in excess of the Internal Revenue Code compensation limit for that year ($250,000 in 2012). The retirement benefit payable under the ERPS is the sum of each year’s annual benefit accrual. ERPS payments commence one year following separation from service or, if later, age 65, or age 62 with 10 years of service with the Company.
The present value estimates shown in the Pension Benefits Table for accumulated benefits under the ERPS assume a discount rate of 2.57% and are determined using the same payment and mortality assumptions as were used to estimate the values shown under the ERP.
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Executive Compensation Tables (continued)

2020 Non-Qualified Deferred Compensation Table
The following Non-Qualified Deferred Compensation Table contains information concerning our various non-qualified savings and deferral Plans offered to our named executive officers. The Key Executive Short-Term Incentive Deferred Compensation Plan (“ST Incentive Deferred Comp”) permits executives to defer amounts previously earned on a pre-tax basis. The SIPS & ERAPS Plan is the S&P Global Inc. 401(k) Savings and Profit Sharing Plan Supplement, also referred to below as the Company’s “401(k) Savings and Profit Sharing Plan Supplement.”
Name	Plan	Executive Contributions in Last Fiscal Year ($) (1)	Company Contributions in Last Fiscal Year ($) (2)	Aggregate Earnings in Last Fiscal Year ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($) (4)
D. Peterson	SIPS & ERAPS	$874,500	$384,780	$101,905	—	$5,088,566
	ST Incentive Deferred Comp	—	—	$15,485	—	$630,019
	Total	$874,500	$384,780	$117,390	—	$5,718,585
E. Steenbergen	SIPS & ERAPS	$113,400	$207,900	$20,324	—	$1,101,712
	ST Incentive Deferred Comp	—	—	—	—	—
	Total	$113,400	$207,900	$20,324	—	$1,101,712
J. Berisford	SIPS & ERAPS	$94,785	$161,563	$33,591	—	$1,646,042
	ST Incentive Deferred Comp	—	—	—	—	—
	Total	$94,785	$161,563	$33,591		$1,646,042
M. Cheung	SIPS & ERAPS	$150,000	$137,500	$15,803	—	$860,879
	ST Incentive Deferred Comp	—	—	—	—	—
	Total	$150,000	$137,500	$15,803		$860,879
D. Draper	SIPS & ERAPS	$—	$—	$—	—	$—
	ST Incentive Deferred Comp	—	—	—	—	—
	Total	$—	$—	$—	—	$—

(1)
Reflects executive contributions to the Company’s 401(k) Savings and Profit Sharing Plan Supplement for the 2020 fiscal year, as further described below.

(2)
Reflects Company contributions to the Company’s 401(k) Savings and Profit Sharing Plan Supplement for the 2020 fiscal year, all of which are reported in the All Other Compensation column of the Summary Compensation Table on pages 91 through 93 of this Proxy Statement.

(3)
Reflects non-qualified deferred compensation earnings under the Company’s 401(k) Savings and Profit Sharing Plan Supplement and Key Executive Short-Term Incentive Deferred Compensation Plan.

(4)
This column includes the following aggregated amounts that were disclosed in the Summary Compensation Tables of prior Proxy Statements: $1,950,872 for Mr. Peterson; $468,938 for Mr. Steenbergen; $854,730 for Mr. Berisford; $64,078 for Ms. Cheung; and $0 for Mr. Draper.

The amounts shown as Company contributions represent employer savings and profit sharing contributions under the 401(k) Savings and Profit Sharing Plan Supplement. In 2013, the employer contribution for the savings plan component increased to 6% of eligible compensation above the IRS compensation limit. In 2014 and later years, participants are required to make employee contributions under the 401(k) Savings and Profit Sharing Supplement to receive the employer contributions to the savings plan component, and the amount of the employer contribution will be based on the amount of the employee contribution, up to 6% of eligible compensation above the IRS compensation limit. In 2012 and 2013, participants were required to make the maximum pre-tax contribution under the qualified 401(k) Savings and Profit Sharing Plan in order to receive the savings plan component supplement. These amounts are also included as All Other Compensation column in the Summary Compensation Table on pages 91 through 93 of this Proxy Statement. Account balances under the 401(k) Savings and Profit Sharing Plan Supplement are currently credited with interest at the rate earned on the
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Executive Compensation Tables (continued)

401(k) Savings and Profit Sharing Plan Stable Assets fund. The annual rate of interest credited under these Plans was 2.30% for the 2020 fiscal year. Account balances under the 401(k) Savings and Profit Sharing Plan Supplement are distributed to executives in the year following the year in which the executive separates from service.
Prior to 2014, executives could elect to defer all or part of their annual incentive award payment under the Key Executive Short-Term Incentive Deferred Compensation Plan. Earnings on amounts deferred under the Key Executive Short-Term Incentive Deferred Compensation Plan are credited at a rate equal to 120% of the applicable Federal Long-Term Rate as prescribed by the Internal Revenue Service in December of the year prior to the year in which the compensation is credited under the Plan. The interest rate that applied to outstanding balances during the 2020 fiscal year was 2.52%. Account balances under the Key Executive Short-Term Incentive Deferred Compensation Plan are distributed to executives in accordance with their individual elections. Participants may elect to receive their deferred award payments in a single lump sum or in up to 15 equal annual installments. Payments may commence within 60 days of retirement or termination or as of January 1 of the year following the year in which such event occurs.
In 2014, the Company enhanced the 401(k) Savings and Profit Sharing Plan Supplement to allow for deferrals of up to 25% of eligible pay above the IRS Compensation limit. As a result of this change, the Company decided to no longer offer a deferral opportunity under the Key Executive Short-Term Incentive Compensation Plan.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the applicable SEC rules, we are providing the following information about the relationship of the annual total compensation of our employees (based on the median, as described below) and that of our President and CEO. We believe that the pay ratio included in this information is a reasonable estimate calculated in a manner consistent with SEC rules.
•
For 2020, the median annual total compensation of all our employees (other than our CEO) was $25,324, and the annual total compensation of our CEO was $15,077,269, as reported in the “2020 Summary Compensation Table” on page 91.
•
Based on this information, for 2020, the ratio of the annual total compensation of our CEO to the median annual total compensation of all other employees was estimated to be 595 to 1.
Our Workforce
As a Company with a global workforce, we invest in our employees at all levels and are committed to providing transparent competitive pay and benefits in every business and geography in which we operate. Market pay levels and pay practices are important factors that we consider in setting competitive compensation that rewards performance and meets the needs of our diverse workforce. With offices in 34 countries and approximately 76% of our employees located outside the United States, the global footprint of our business drives the median pay level at S&P Global.
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Executive Compensation Tables (continued)

Methodology
Pursuant to the SEC rules, the median annual total compensation of all our employees (other than the CEO) is based on the annual total compensation of our “median employee”. We identified the median employee for our pay ratio in 2020 using the following methodology:
•
We considered the compensation of 23,184 S&P Global employees (other than the CEO) located worldwide (approximately 24% of whom were located in the United States and 76% of whom were located in jurisdictions outside the United States) as of October 1, 2020. We did not exclude any countries and we did not make any adjustments for cost of living.
•
We used total cash compensation, consisting of total base pay, plus bonus and commission payments, for the trailing 12-month period from October 1, 2019 to September 30, 2020 as the compensation measure for identifying our median employee. The compensation measure was consistently applied to all employees across our global workforce.
•
Using this methodology, we determined that the median employee was a full-time, salaried employee who provides services as a junior professional at one of our overseas operations sites in the Asia Pacific region.
In determining our 2020 pay ratio, we calculated the median employee’s annual total compensation in the same manner as the named executive officers in the “2020 Summary Compensation Table” beginning on page 91 and used an average rate of exchange from local currency to U.S. dollars for the 12-month period ending on December 31, 2020.
The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to exclude up to 5% of the workforce, and to make reasonable estimates and assumptions that reflect their employee populations and
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Executive Compensation Tables (continued)

compensation practices. As a result, our pay ratio may not be comparable to the ratio reported by other companies, as other companies have different employee populations, geographic locations, business strategies and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
Potential Payments Upon Termination or Change-in-Control
The NEOs may be eligible to receive certain payments and benefits under our severance, incentive and retirement plans in connection with the named executive officer’s termination of employment or a change-in-control. Described below are the specific events that would trigger the payments and benefits, and the estimated payments and benefits that would be provided to the named executive officers upon the occurrence of these events.
Severance Plans
Senior Executive Severance
The NEOs are eligible for severance benefits under our Senior Executive Severance Plan upon the occurrence of the following triggering events:
•
the Company terminates the executive’s employment other than for cause;
•
the executive resigns due to an adverse change in the executive’s functions, duties or responsibilities that would cause the executive’s position to have substantially less responsibility, importance or scope; or
•
the executive resigns due to a reduction of the executive’s base salary by 10% or more.
In addition, the executive will be eligible for severance benefits if the executive resigns following a change-in-control because:
•
the executive’s base salary is reduced (other than a reduction of less than 10% as part of a Company wide salary reduction) below the highest rate in effect since the beginning of the 24-month period prior to the change-in-control;
•
the executive’s annual or long-term incentive opportunity is materially less favorable than at any time since the beginning of the 24-month period prior to the change-in-control;
•
the aggregate value of the executive’s pension and welfare benefits is materially reduced;
•
the executive is required to transfer to a principal business location that increases the distance to the executive’s residence by more than 35 miles;
•
there is an adverse change in the executive’s title or reporting relationship or an adverse change by the Company in the executive’s authority, functions, duties or responsibilities (other than that which results solely from the Company ceasing to have a publicly traded class of common stock or the executive no longer serving as the chief executive, or reporting to the chief executive, of an independent, publicly traded company as a result thereof), which change would cause the executive’s position with the Company to become one of substantially less responsibility, importance or scope; or
•
a successor to the Company fails to adopt the Plan.
A termination for “cause” generally means a termination due to misconduct that results in, or could reasonably be expected to result in, material damage to the Company’s property, business or reputation.
A “change-in-control” generally means:
•
a person or group acquires 20% or more of the Company’s voting securities;
•
the members of our Board of Directors, together with persons approved by a majority of those members or persons approved by them, no longer make up a majority of the Board;
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Executive Compensation Tables (continued)

•
consummation of a merger or consolidation involving the Company if our voting securities do not represent more than 50% of the outstanding shares and voting power of the company surviving the transaction; or
•
our shareholders approve the liquidation or dissolution of the Company.
A change-in-control by reason of a change in a majority of our Board, as described above, could arise, for example, as a result of a contested election (or elections) in which shareholders elect a majority of the members of the Board from nominees who are not nominated for election by the incumbent Board.
Under the Plan, as it was in effect as of December 31, 2020, each named executive officer (other than the CEO, whose severance benefits are described below separately) was eligible to receive the following severance benefits upon the occurrence of one of the termination events described above:
•
continued payment of the executive’s base salary and participation in the Company’s non-qualified retirement, life, medical, dental, accidental death and disability insurance benefit plans during a severance period of 12 months;
•
a lump sum payment at the end of the severance period equal to six months of the executive’s base salary; and
•
an additional lump sum severance payment at the end of the severance period equal to 10% of the lump sum payment calculated above in lieu of continued benefits.
Under the Plan, as it was in effect as of December 31, 2020, the CEO, Mr. Peterson, was eligible to receive the following severance benefits upon the occurrence of one of the termination events described above:
•
continued payment of the executive’s base salary and participation in the Company’s non-qualified retirement, life, medical, dental, accidental death and disability insurance benefit plans during a severance period of 12 months;
•
a lump sum payment at the end of the severance period equal to 12 months of the executive’s base salary; and
•
an additional lump sum severance payment at the end of the severance period equal to 10% of the lump sum payment calculated above in lieu of continued benefits.
If the triggering event takes place following a change-in-control, then (i) the total severance payments for all named executive officers (including Mr. Peterson) during the 12-month severance period would be equal to the sum of the executive’s annual base salary and annual target incentive award, and (ii) the lump sum payment due at the end of the severance period would also be equal to the sum of the executive’s annual base salary and annual target incentive award, increased by an amount equal to 10% of the lump sum in lieu of benefits. In each case, to receive the separation pay due under the Plan, the executive would have to sign a general release of claims against the Company.
General Severance Treatment
In general, if payments under the Senior Executive Severance Plan are considered “excess parachute payments” under Section 280G of the Internal Revenue Code, then a deduction to the Company will be disallowed and the executive will be subject to an excise tax equal to 20% of the excess parachute payment amount. Because of the way the excise tax is calculated, in certain circumstances, the executive may receive a larger after-tax amount (and the Company will be entitled to a larger tax deduction) if the gross amount payable to the executive is reduced. In this case, certain of the executive’s payments would be “cut back” to the largest amount that would not result in payment of any excise tax.
Severance payments to the named executive officers that constitute non-qualified deferred compensation under Section 409A of the Internal Revenue Code will generally be delayed during the first six months following the executive’s termination, as required under Section 409A, and installments that would have otherwise been paid during the six-month delay will be paid in a lump sum following the end of the six-month delay.
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Executive Compensation Tables (continued)

Estimated Severance as of December 31, 2020
The following table shows the estimated payments and benefits that would have been provided to each NEO if the executive’s employment had involuntarily terminated on December 31, 2020:
Name	Payment on Termination ($) (1)	Payment on Termination Following Change-in-Control ($) (2)
D. Peterson	$2,111,387	$8,925,000
E. Steenbergen	$1,295,931	$4,147,500
J. Berisford	$1,025,582	$3,465,000
M. Cheung	$986,832	$3,412,500
D. Draper	$657,422	$3,465,000

(1)
The estimated payment on termination reflects the amount payable, including the estimated value of continued benefit coverage during the severance period.

(2)
For all NEOs, the estimated payment on termination following a change-in-control includes the severance benefit payable under the applicable plan plus 10% of the lump sum portion of the severance amount in lieu of continued benefit coverage.

Key Executive Short-Term Incentive Compensation Plan
The NEOs may receive a portion of their annual incentive award under the Company’s Key Executive Short-Term Incentive Compensation Plan if the executive terminates employment because of death, disability or retirement, or if the Company terminates the executive’s employment other than for cause. Payments are prorated for the period the executive was employed during the year and are made to the executive in a lump sum on the regular payment date under the Plan.
If there is a change-in-control, each named executive officer will receive a payment equal to the average of the NEO’s annual incentive award payments for the preceding three years, prorated for the period elapsed through the date of the change-in-control. The Company may also pay the executive any additional amount necessary to reflect the actual achievement of the Company performance objectives and individual performance criteria for the executive through the date of the change-in-control.
Estimated Short-Term Incentive Payments as of December 31, 2020
The following table shows the estimated payments that would have been provided under the Key Executive Short-Term Incentive Compensation Plan to each named executive officer if the executive’s employment had terminated on December 31, 2020, or if a change-in-control had occurred on that date:
Name	Payment on Termination ($) (1)	Payment on Change-in-Control ($) (2)
D. Peterson	$3,250,000	$2,690,000
E. Steenbergen	$1,150,000	$1,425,000
J. Berisford	$1,000,000	$983,833
M. Cheung	$1,000,000	$582,667
D. Draper	$1,000,000	$916,483

(1)
This assumes 2020 full-year target level of achievement for the named executive officers. The actual payments under the Company’s Key Executive Short-Term Incentive Compensation Plan are reflected in the Summary Compensation Table on pages 91 through 93 of this Proxy Statement.

(2)
Reflects the average of the actual payments paid over the last three years.

104       2021 Proxy Statement

Executive Compensation Tables (continued)

Stock Incentive Plan
Each of the named executive officers has been granted PSUs, RSUs and/or stock options under the Company’s 2002 Stock Incentive Plan. These awards are described on pages 94 and 95 of this Proxy Statement.
Performance Share Units
If the executive terminates employment due to retirement or disability, or in the event of termination of employment by the Company other than for cause, with the approval of the Compensation and Leadership Development Committee, the executive receives the number of shares that would be payable under the terms of the award based on the actual performance for the performance period, prorated for the period of time during the award cycle that the executive was employed and during which the executive receives separation pay. Delivery of the awarded shares is made in the year following the normal maturity date for the award.
In the case of the executive’s death, the number of shares awarded is based on actual performance for the performance period, prorated for the period of time completed during the award cycle. Delivery of the awarded shares is made by March 15 of the year following the executive’s death.
In the event of a change-in-control during the performance period, if assumed on substantially the same terms and conditions, the PSU awards will convert into an award of time-vesting RSUs with respect to a number of shares determined as follows: if less than 50% of the performance period has elapsed, the number of shares will be based on target performance, and if 50% or more of the performance period has elapsed, the number of shares will be based on actual performance as of the change-in-control. The converted RSUs will then continue to vest pursuant to the original vesting schedule of the PSUs, except that they will vest in full if the executive’s employment is terminated due to retirement, disability or death or by the Company without cause. If the awards are not so assumed, they will be deemed to be earned at the higher of target or actual performance as of the change-in-control date, and the award will vest in full.
Restricted Stock Units
If the NEO terminates employment due to retirement, disability or death, or, with the approval of the Compensation and Leadership Committee, if the Company terminates the executive other than for cause, the executive is eligible to receive a portion of the shares that are covered by the outstanding RSUs. In the case of the executive’s death, delivery of the awarded shares is made within 60 days following the date of the employee’s passing.
In the event of a change-in-control during the vesting period, if assumed on substantially the same terms and conditions, RSUs will roll over into awards of the successor company’s stock and will remain outstanding subject to their original vesting terms, except that they will vest in full if the executive’s employment is terminated due to retirement, disability or death or by the Company without cause within 24 months following the change-in-control. If RSUs are not so assumed, they will vest in full upon the change-in-control.
Stock Options
If the named executive officer terminates employment due to death, disability or normal retirement, the executive’s stock options will vest in full. In addition, in the case of death, the options will be exercisable for one year following the date of death, and, in the case of disability or retirement, until the end of the option term. If the executive terminates employment due to early retirement, generally, the vesting of the executive’s stock options will not accelerate, but, to the extent they are vested at the time of retirement and the executive is 55 or older with 10 years of continuous service, the options will be exercisable until the end of the option term.
In the event of a change-in-control, all outstanding stock options will vest in full and will either be converted into awards based on the common stock of the surviving company or paid to the executive in cash. Cash payments under options will be equal to the value of the option shares, generally the highest price per share paid in the change-in-control, less the exercise price of the shares.
       2021 Proxy Statement       105

Executive Compensation Tables (continued)

Long-Term Cash Awards
S&P Dow Jones Indices Long-Term Cash Awards
If the executive terminates due to retirement or death, the executive receives the dollar value in cash that would be payable under the terms of the award based on actual performance for the performance period, prorated for the number of months during the award cycle that the executive was employed. In the event of termination of employment by the Company other than for cause, with the approval of the Compensation and Leadership Development Committee, the executive receives the dollar value in cash that would be payable under the terms of the award based on actual performance for the performance period, prorated for the period of time during the award cycle that the executive was employed and during which the executive receives separation pay. Payment of the award is made on or before March 15 in the year following the normal maturity date for the award. In the case of the executive’s death, the payment will be made in the year following the executive’s death.
In the event of a change-in-control during the performance period, the Board of the Company may take all actions it may determine necessary or appropriate to treat the executive equitably, including without limitation the modification or waiver of applicable performance measures, the performance period or cash awards.
Estimated Long-Term Award Payments as of December 31, 2020
The following table shows the estimated payments and benefits that would have been provided to each named executive officer in respect of stock options and Long-Term Awards under the Company’s 2002 Stock Incentive Plan if the executive’s employment had terminated on December 31, 2020, or if a change-in-control had occurred on that date:
Name	Termination of Employment			Change-in-Control
	Stock Options ($) (1)	Long-Term Awards ($) (1) (2)	Total ($)	Stock Options ($) (1)	Long-Term Awards ($) (1) (3)	Total ($)
D. Peterson	$—	$36,296,526	$36,296,526	$—	$40,527,610	$40,527,610
E. Steenbergen	$—	$10,462,223	$10,462,223	$—	$11,755,776	$11,755,776
J. Berisford	$—	$6,679,195	$6,679,195	$—	$7,525,675	$7,525,675
M. Cheung	$—	$3,974,346	$3,974,346	$—	$4,797,157	$4,797,157
D. Draper	$—	$1,781,183	$1,781,183	$—	$2,990,822	$2,990,822

(1)
Dollar value determined using SPGI’s December 31, 2020 closing stock price of $328.73.

(2)
For Messrs. Peterson, Steenbergen and Berisford and Ms. Cheung, reflects actual achievement in the 2018 PSU cycle and prorated participation and target achievement in the 2019 and 2020 PSU award cycles through December 31, 2020 upon death, disability or retirement, or involuntary termination without cause, with the consent of the Compensation Committee. For Mr. Draper, reflects prorated participation and target achievement in the 2020 long-term cash award cycle and target achievement in the 2020 PSU cycle through December 31, 2020 upon death, disability or retirement, or involuntary termination without cause, with the consent of the Compensation Committee. For all NEOs, this amount also includes time-based RSU awards.

(3)
For Messrs. Peterson, Steenbergen and Berisford and Ms. Cheung, reflects actual achievement of the 2018 PSU award and target achievement of the performance goals for the 2019 and 2020 PSU awards. For Mr. Draper, reflects target achievement of the performance goals for the 2020 long-term cash award and target achievement in the 2020 PSU award. For all NEOs, this amount also includes time-based RSU awards.

106       2021 Proxy Statement

DIRECTOR COMPENSATION

DIRECTOR COMPENSATION
2020 Director Compensation Table
Directors who are employees of the Company receive no additional compensation for serving on the Board or its Committees. The following table contains information regarding the compensation that the Company paid to the non-employee Directors in 2020.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	All Other Compensation ($) (2)	Total ($)

Marco Alverà	$115,750	$160,000	$127	$275,877

William J. Amelio	$117,000	$160,000	$127	$277,127

William D. Green	$125,000	$160,000	$127	$285,127

Charles E. Haldeman, Jr.	$224,500 (4)	$160,000	$127	$384,627

Stephanie C. Hill	$115,000	$160,000	$127	$275,127

Rebecca J. Jacoby	$112,000	$160,000	$127	$272,127

Monique F. Leroux	$115,000	$160,000	$127	$275,127

Ian P. Livingston (3)	$28,750	$53,333	$11	$82,094

Maria R. Morris	$132,000	$160,000	$5,127	$297,127

Edward B. Rust, Jr.	$125,000	$160,000	$127	$285,127

Kurt L. Schmoke	$110,000 (5)	$160,000	$127	$270,127

Richard E. Thornburgh	$164,500	$160,000	$127	$324,627

(1)
Represents grant date fair value calculated in accordance with FASB ASC Topic 718 for deferred stock credited under the Director Deferred Stock Ownership Plan, as described below. The assumptions used to calculate the grant date fair value of the deferred share credits were in accordance with FASB ASC Topic 718 as disclosed in Footnote 8 to the 2019 Consolidated Financial Statements, which appear in the Company’s Form 10-K filed with the SEC on February 9, 2021. The awards outstanding under this Plan as of December 31, 2020, further described on page 110 of this Proxy Statement, are as follows:

Name	# of Shares

Marco Alverà	2,245

William J. Amelio	483

William D. Green	12,120

Charles E. Haldeman, Jr.	20,877

Stephanie C. Hill	2,400

Rebecca Jacoby	5,142

Monique F. Leroux	2,675

Ian P. Livingston (a)	—

Maria R. Morris	2,675

Edward B. Rust, Jr.	74,083

Kurt L. Schmoke	46,018

Richard E. Thornburgh	11,352

(a)
Lord Livingston joined the Board on September 30, 2020 and thus does not have any outstanding deferred share credits for service prior to 2020.

       2021 Proxy Statement       107

DIRECTOR COMPENSATION (continued)

(2)
Represents life insurance premiums for all Directors, and Company contributions under the S&P Global Matching Gift Program in the name of Ms. Morris.

(3)
Lord Livingston became a Director effective as of September 30, 2020.

(4)
Voluntarily elected to fully defer all of this payment under the Director Deferred Stock Ownership Plan.

(5)
Voluntarily elected to defer one-half of this payment under the Director Deferred Stock Ownership Plan and the remaining one-half under the Director Deferred Compensation Plan.

108       2021 Proxy Statement

DIRECTOR COMPENSATION (continued)

DIRECTOR COMPENSATION AND GOVERNANCE
Overview of Key Best Practices
Our Director compensation program continues to align with long-term shareholder interests, including by the following:
DIRECTOR COMPENSATION PRACTICE		COMPANY POLICY	MORE DETAIL

✔	Emphasis on Equity Compensation	The most significant portion of non-employee Director compensation is the annual equity grant payable as an annual deferred share award.	Pg.110

✔	Holding Requirement	Our non-employee Directors must hold all equity compensation granted to them in the form of deferred share credits during their tenure until they retire, and shares of the Company’s common stock underlying these awards are not delivered until following a Director’s termination of Board membership.	Pg. 111

✔	Robust Stock Ownership Guidelines	Our Director stock ownership guidelines require Directors to acquire 400 shares of the Company’s common stock within 90 days, subject to compliance with our Insider Trading Policy, and five times (5x) the cash component of the annual Board retainer within five years of election to the Board.	Pg. 111

✔	Anti-Hedging and Anti-Pledging Policy	Our anti-hedging and anti-pledging policy prohibits Directors from engaging in hedging and pledging transactions related to Company stock.	Pg. 111
Director Compensation Program
The Nominating Committee, comprised of independent Directors, periodically reviews the competitiveness of the Company’s non-employee Director compensation based on pay practices among the Company’s Proxy Peer Group, as described on page 67 of this Proxy Statement, and broader general industry practices for similarly sized companies in the S&P 500. The Committee recommends any changes to the Director compensation program in connection with this review to the Board.
During 2018, the Committee engaged Pay Governance LLC, an independent compensation consultant, to review director compensation survey data and advise the Committee on changes, if any, to non-employee Director compensation. Based on the Committee’s review of the competitive market analysis and input from Pay Governance, the Committee recommended and the Board approved changes to the Director compensation program to take effect for Board service in fiscal year 2019.
       2021 Proxy Statement       109

DIRECTOR COMPENSATION (continued)

The following table reflects the annual compensation to non-employee Directors for 2020 Board service:
Compensation Elements	2020
Annual Cash Retainer	$90,000
Board Non-Executive Chair Annual Cash Retainer	$150,000
Board and Committee Fees	None
Annual Committee Chair Cash Retainer	$15,000
Annual Committee Member Cash Retainer
Audit Committee	$15,000
Compensation and Nominating Committees	$10,000
Finance Committee	$12,000
Annual Deferred Share Credit	$160,000
The annual compensation to be provided in respect of 2021 remains unchanged from that provided in 2020.
Share Compensation
The most significant portion of non-employee Director compensation is the annual equity grant payable as an annual deferred share award. In 2020, each non-employee Director received a deferred share credit of $160,000 pursuant to the Director Deferred Stock Ownership Plan, with the exception of Lord Livingston, who joined the Board on September 30, 2020 and received a prorated share credit of $53,333, equal to 160.04 deferred share credits, based on the length of his Board service. The $160,000 share credit in respect of fiscal year 2020 was credited as 480.12 deferred shares based on the closing price of the Company’s common stock on January 4, 2021 of $333.25. The deferred share credits are payable in shares of the Company’s common stock following a Director’s termination of Board membership.
The Director Deferred Stock Ownership Plan also permits Directors to elect to receive all or part of their annual cash compensation in deferred shares of common stock in lieu of the cash payments. For 2021, the Company has written agreements with Messrs. Haldeman, Schmoke and Thornburgh to receive all or part of their 2021 cash payments as deferred shares.
Other Director Plans and Other Compensation
In addition, Directors may elect to defer all or part of their annual cash compensation under the Director Deferred Compensation Plan. For 2021, the Company has written agreements to defer cash payments under this Plan with Mr. Schmoke. Interest is payable on the deferred cash amount at 120% of the applicable Federal Long-Term Rate, as prescribed by the Internal Revenue Service in December of the year prior to the year in which the Director compensation is credited.
Our non-employee Directors are also reimbursed for tuition and related expenses for continuing director education courses.
As discussed on page 86 of this Proxy Statement, our Directors are eligible to participate in our director charitable matching program with respect to contributions made to the S&P Global PAC. This program is generally available to all eligible employees. Under the S&P Global PAC program, the Company contributes funds to a charitable organization of the Director’s choice that match the Director’s contribution to the S&P Global PAC, up to a maximum of $5,000 per annum.
Additionally, our Directors may participate in the charitable S&P Global Matching Gift Program, for a corporate matched contribution, generally on a standard dollar-for-dollar basis, up to a maximum participant donation of $5,000 (or the currency equivalent) in the aggregate per year. In 2020, the Company elected to double the corporate matched contribution for charitable contributions made during certain periods of the year to a corporate match of up to $10,000. This program is generally available to all our employees and Directors as well as retired employees or directors for up to three years following their retirement.
110       2021 Proxy Statement

DIRECTOR COMPENSATION (continued)

Director Stock Ownership Guidelines
Under the Company’s By-Laws, each Director is required to own or acquire 400 shares of the Company’s common stock within 90 days of his or her election to the Board, subject to any restrictions under the Company’s Insider Trading Policy, and to hold such shares through his or her entire tenure as a Director. In compliance with the Company’s By-Laws, Lord Livingston has not yet acquired 400 shares since his appointment to the Board in September 30, 2020 due to restrictions under the Company’s Insider Trading Policy and will fulfill this requirement once the restrictions are lifted.
Additionally, under the Company’s Non-Employee Director Stock Ownership Guidelines, each non-employee Director is required to own or acquire, within five years of election to the Company’s Board of Directors, shares of common stock of the Company (including deferred share units held under the Director Deferred Stock Ownership Plan) having a market value of at least five times (5x) the annual cash retainer for serving as a Director of the Company at all times during his or her tenure.
Based on the holdings of shares and deferred share units under the Director Deferred Stock Ownership Plan, as of February 26, 2021, each Director was in compliance with the minimum holding requirement under the Company’s Non-Employee Director Stock Ownership Guidelines, except for Lord Livingston, who requires additional time to accumulate sufficient shares to satisfy his ownership requirement due to limited time in his current role.
The full policy can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com.
No Director Hedging or Pledging
Under the Company’s Insider Trading Policy, Directors are prohibited without exception from pledging Company stock as well as from engaging in hedging transactions related to Company stock. None of our Directors has shares of Company stock subject to a pledge.
For more information, see the description of our Insider Trading Policy on page 89 of this Proxy Statement.
       2021 Proxy Statement       111

OWNERSHIP OF COMPANY STOCK

OWNERSHIP OF COMPANY STOCK
A beneficial owner of stock is a person who has voting power, meaning the power to control voting decisions, or investment power, meaning the power to cause the sale of the stock.
Company Stock Ownership of Management (1)(2)
The following table shows the number of shares of the Company’s common stock beneficially owned on March 2, 2021 by each of our Directors and Director nominees; the Chief Executive Officer and the other four named executive officers in the Summary Compensation Table; and all individuals who served as Directors or executive officers at March 2, 2021, as a group.
Name of Beneficial Owner	Sole Voting Power and Sole Investment Power (#)	Shared Voting Power and Shared Investment Power (#)	Right to Acquire Shares within 60 Days by Exercise of Options (#)	Total Number of Shares Beneficially Owned (#)	Percent of Common Stock (%) (1)	Director Deferred Stock Ownership Plan (#) (3)

Marco Alverà	400	—	—	400	(4)	2,748

William J. Amelio	400	—	—	400	(4)	971

John L. Berisford	31,793	—	—	31,793	(4)	—

Martina L. Cheung	9,242	—	—	9,242	(4)	—

Daniel E. Draper	125	—	—	125	(4)	—

William D. Green	1,000	—	—	1,000	(4)	12,702

Charles E. Haldeman, Jr.	3,000	—	—	3,000	(4)	22,208

Stephanie C. Hill	400	—	—	400	(4)	2,904

Rebecca J. Jacoby	400	—	—	400	(4)	5,667

Monique F. Leroux	500	—	—	500	(4)	3,180

Ian P. Livingston	—	—	—	—	(4)	160

Maria R. Morris	400	—	—	400	(4)	3,180

Douglas L. Peterson	156,411	—	51,304	207,715	(4)	—

Edward B. Rust, Jr.	2,000	—	—	2,000	(4)	75,163

Kurt L. Schmoke	1,036	—	—	1,036	(4)	47,038

Ewout L. Steenbergen	19,767	—	—	19,767	(4)	—

Richard E. Thornburgh	1,300	3,300 (5)	—	1,300	(4)	11,928

All Directors and executive officers of the Company as a group (a total of 23, including those named above) (6)	267,350	6,550	53,591	3,24,191	0.1%	187,848

(1)
The number of shares of common stock outstanding on March 2, 2021 was 240,695,569. The percent of common stock is based on such number of shares and is rounded off to the nearest one-tenth of one percent, determined in accordance with the beneficial ownership rules under Rule 13d-3 under the Securities Exchange Act of 1934.

(2)
None of the shares included in the above table constitutes Directors’ qualifying shares.

112       2021 Proxy Statement

OWNERSHIP OF COMPANY STOCK (continued)

(3)
This amount represents the number of shares of the Company’s common stock that has been credited to a bookkeeping account maintained for each non-employee Director of the Company under the Director Deferred Stock Ownership Plan. This Plan is further described beginning on page 110 of this Proxy Statement.

(4)
Less than 1%.

(5)
With respect to the shares reported in the table above for Mr. Richard E. Thornburgh, Mr. Thornburgh has shared voting and investment power as a co-trustee over 3,300 shares held in the Thornburgh Family Foundation. Mr. Thornburgh disclaims any beneficial interest in the shares in this charitable foundation.

(6)
Spouses and children of some members of this group may own other shares in which the members of this group disclaim any beneficial interest and which are not included in the above table.

Company Stock Ownership of Certain Beneficial Owners
The following table shows information as to any person known to the Company to be the beneficial owner of more than 5% of the Company’s common stock on the date indicated below.
Name and Address of Beneficial Owner	Sole or Shared Voting Power (#)	Sole or Shared Dispositive Power (#)	Total Number of Shares Beneficially Owned (#)	Percent of Common Stock (%) (1)

The Vanguard Group 100 Vanguard Blvd. Malvern, Pennsylvania 19355 (2)	404,344	20,303,558	20,303,558	8.44%

BlackRock, Inc. 55 East 52nd Street New York, New York 10055 (3)	14,637,688	17,874,864	17,874,864	7.40%

(1)
The percent of common stock is based on information reported in SEC filings as noted in footnotes (2) through (3) below.

(2)
On February 10, 2021, The Vanguard Group (“Vanguard”) filed an amended Schedule 13G with the SEC disclosing its beneficial ownership of the Company’s common stock. Vanguard has certified in its amended Schedule 13G filing that the Company’s common stock was acquired and is held in the ordinary course of business, and was not acquired and is not held for the purpose of changing or influencing control of the Company. The amended Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership.

(3)
On February 1, 2021, BlackRock, Inc. (“BlackRock”) filed an amended Schedule 13G with the SEC disclosing its beneficial ownership of the Company’s common stock. BlackRock has certified in its amended Schedule 13G filing that the Company’s common stock was acquired and is held in the ordinary course of business, and was not acquired and is not held for the purpose of changing or influencing control of the Company. The amended Schedule 13G does not identify any shares with respect to which there is a right to acquire beneficial ownership.

       2021 Proxy Statement       113

AUDIT COMMITTEE MATTERS

AUDIT COMMITTEE MATTERS
The Audit Committee (the “Committee”) has sole authority and responsibility for the recommendation of, compensation, retention and oversight of the work of the independent public accounting firm engaged for the purpose of preparing or issuing the audit report or performing the audit for the Company. Additional information regarding the Committee’s obligations can be found on page 50.
The Board, after receiving a favorable recommendation from the Audit Committee, has selected Ernst & Young LLP (“EY”) to serve as the independent auditor of the Company and its subsidiaries for 2021. A representative of EY is expected to be present at the Annual Meeting with the opportunity to make a statement if the representative desires to do so, and such representative will be available to respond to appropriate questions.
Shareholders are being asked to ratify the appointment of EY as the Independent Auditor for the Company and its subsidiaries for 2021. Please see page 120 of this Proxy Statement for voting information. Notwithstanding ratification of EY’s appointment by shareholders, the Audit Committee may recommend, and the Board of Directors may, change the appointment at any time if they determine that a change would be in the best interests of the Company and its shareholders.
Annual Evaluation of the Independent Auditor
In executing its responsibilities with regard to the performance evaluation of the independent auditor, the Committee considers various factors, including the following:
•
global reach relative to the Company’s business;
•
how effectively it demonstrated its independent judgment, and objectivity throughout its audit;
•
the quality and clarity of its communications with the Audit Committee;
•
external data relating to audit quality and performance, including recent Public Company Accounting Oversight Board reports of EY and its peer firms;
•
familiarity with our operations and businesses, accounting policies and practices and internal controls over financial reporting;
•
management’s perception of expertise and past performance;
•
the performance of the lead audit partner;
•
appropriateness of fees; and
•
tenure as our independent auditor.
EY has served as the Company's independent auditors since 1969. In considering the tenure of EY as our independent auditor, the Committee considers the benefits of a long tenure in light of the robust controls in place to safeguard independence.
114       2021 Proxy Statement

AUDIT COMMITTEE MATTERS (continued)

Benefits of Tenure	Independence Controls
Enhanced Audit Quality – EY has gained institutional knowledge and expertise regarding our global operations and business, accounting policies and practices, and internal controls over financial reporting. Their institutional knowledge and experience is balanced by the fresh perspective delivered by changes in the audit team resulting from mandatory audit partner rotation.	**Audit Committee Oversight** – the Committee and Chair hold regular private sessions with the independent auditor; the Committee regularly discusses with independent auditor the scope of their audit; the Committee reviews with the independent auditor any problems or difficulties they may have encountered, and any management letter provided by the independent auditors and the Company's response to such letter; the Committee's annual review and evaluation of the lead audit partner's performance; and the Committee's involvement in selection of a new lead auditor and the Chair's direct involvement in interviewing candidates.
Continuity Mitigates Disruption Risk – Bringing on a new auditor, without reasonable cause, would require management to devote significant resources and time to educating a new auditor to reach a comparable level familiarity with our business and control framework, potentially distracting from management's focus on financial reporting and internal controls.	**EY's Independence Procedures** – EY on at least an annual basis provides the Committee reports regarding independence; conducts periodic internal reviews of its audit and other work, assesses the adequacy of partners and other staff serving the Company's account, and rotates engagement partners consistent with independence requirements. The lead audit partner's rotation commenced with the 2019 audit and will end following the 2022 audit.
Effective Audit Plans and Efficient Fee Structures – EY's knowledge of our business and control framework allows it to design effective audit plans that cover key risk areas while capturing cost efficiencies, resulting in aggregate fees competitive with those of other independent accounting firms.	**Limits on non-audit services** – the Committee's exclusive authority to pre-approve non-audit services and to determine whether such services are consistent with auditor independence.
	Regulatory Framework – the current strong regulatory framework requires periodic rotation of audit partners, PCAOB inspections, peer reviews as well as PCAOB and SEC oversight.

Over the past two years, the Committee has discussed extensively its desire to ensure and preserve the independence of the Company's external auditors. The Committee reviewed best practices and standards for independence controls and continually evaluates ways to strengthen such controls. For instance, the Committee has commenced reviewing Public Company Accounting Oversight Board reports of EY's peers and has formalized an annual private session with key members of management to review EY's performance and the independent control structure. Moreover, the Committee and management have been conscientious about work awarded to other independent auditing firms in order to establish independence so that we have the flexibility to tender for the assignment at the appropriate time. In light of the pending merger with IHS Markit Ltd., whose independent auditor is also EY, we believe it prudent to balance the benefits of a fresh view with the execution risk introduced by a new independent auditor at a time when it will be in the best interests of the Company and our shareholders that management be focused on integrating the two companies.
Appointment of the Independent Auditor
The Committee determines annually whether the independent auditor should be reappointed for another year. Considering its annual evaluation of the independent auditor and the independence controls referenced above, the Committee believes that the continued retention of EY to serve as the Company’s Independent Auditor is in the best interests of the Company and its shareholders and recommend that shareholders ratify the appointment of EY as the Company’s Independent Auditor for 2021. The Board and the Audit Committee may change the appointment at any time if they determine that a change would be in the best interests of the Company and its shareholders.
       2021 Proxy Statement       115

AUDIT COMMITTEE MATTERS (continued)

Fees to the Independent Auditor
During the years ended December 31, 2020 and December 31, 2019, Ernst & Young LLP audited the consolidated financial statements of the Company and its subsidiaries. The aggregate fees that Ernst & Young LLP billed the Company for these years for professional services rendered were as follows:
Services Rendered	Year Ended 12/31/20	Year Ended 12/31/19

Audit Fees	$5,847,000	$7,356,000

Audit-Related Fees	$1,760,000	$1,825,000

Tax Compliance Fees	$1,085,000	$2,349,000

All Other Fees	$2,000	—
•
Audit fees included fees for professional services rendered for the audits of the consolidated financial statements of the Company, audits of the effectiveness of the Company’s internal controls over financial reporting, reviews of the quarterly consolidated financial statements, statutory audits, securities registration statements and accounting consultations on matters related to the annual audits or interim reviews.
•
Audit-related fees generally included fees for benefit plans or other special-purpose audits, and other attest services related to the Company’s regulatory environment.
•
Tax compliance fees included fees for tax compliance and related advice.
•
All other fees generally included fees for advisory services related to accounting principles, rules and regulations.
Pre-Approval Policies and Procedures
The policies and procedures contained in the Audit Committee Charter (which can be viewed and downloaded from the Corporate Governance section of the Company’s Investor Relations website at http://investor.spglobal.com) provide that:
✔
pre-approval is required for any retention of the independent auditor for audit or non-audit services;

✔
the Committee retains sole authority to pre-approve the fees for non-audit services;

✔
the Committee has delegated to the Committee Chair the authority to pre-approve audit services only; and

✔
pre-approval decisions by the Chair are reported to the full Committee at its next meeting.

Audit Committee Report
The Audit Committee (the “Committee”) reviews the Company’s financial reporting process on behalf of the Board. All of the members of the Committee are independent Directors as defined in the rules of the New York Stock Exchange. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Board has adopted a written Charter for the Audit Committee.
In this context, the Committee has met and held discussions with management and the Company’s Independent Registered Public Accounting Firm, Ernst & Young LLP (“EY”). Management represented to the Committee that it is responsible for the financial reporting process, including the system of internal controls, for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and for the report on the Company’s internal controls over financial reporting. The Committee has reviewed and discussed the consolidated financial statements with management and EY, which review included a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Committee also discussed with EY the matters required to be discussed by the applicable requirements of the Public Company Accounting
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Oversight Board (“PCAOB”) and the SEC. The Committee also discussed with management the process used to support the certifications required by the Sarbanes-Oxley Act of 2002 and to support management’s annual report on the Company’s internal controls over financial reporting. The Committee discussed with EY the integrated audit results as required by the PCAOB, rules of the SEC, and other applicable regulations.
In addition, the Committee has received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Committee concerning independence, and has discussed with EY the firm’s independence.
The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of EY for the purposes of preparing or issuing the audit report or performing the audit of the Company. The Committee has also considered whether the provision of services by EY not related to the audit of the financial statements is compatible with maintaining EY’s independence. The Committee pre-approves all fees for services provided by EY in accordance with the pre-approval policies and procedures described above.
The Committee evaluates EY’s performance, taking into consideration the following factors: management’s perception of expertise and past performance, external data relating to audit quality, independence, appropriateness of fees, global reach relative to the Company’s business, tenure as our independent auditor and familiarity with our operations and businesses, accounting policies and practices and system of internal controls. The Committee annually reviews and evaluates the performance of EY’s lead audit partner, ensures the audit partner rotation as required by law and, through the Committee Chair as representative of the Committee, reviews and considers the selection of the lead audit partner.
The Committee discussed with EY the overall scope and plans for its respective audits. The Committee met with the internal auditors and EY, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting.
In reliance on the reviews and discussions referred to above, the Committee recommended to the Board that the audited financial statements be included in the Company’s Form 10-K for the year ended December 31, 2020, as filed with the SEC. The Committee and the Board believe that the continued retention of EY to serve as the Company’s Auditor is in the best interests of the Company and its shareholders and have recommended that shareholders ratify the appointment of EY as the Company’s Independent Auditor for 2021.
Maria R. Morris (Chair)
William J. Amelio
Stephanie C. Hill
Monique F. Leroux
Ian P. Livingston
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ITEMS OF BUSINESS TO BE ACTED ON AT THE ANNUAL MEETING
Item 1. Election of Directors
The persons listed below, each of whom is currently a Director of the Company, have been nominated by the Board, on the recommendation of the Nominating Committee, for election to a one-year term of office that will expire at the next Annual Meeting or until their successors are elected and qualify. Each nominee listed below has agreed to serve his or her respective term. If any Director is unable to stand for election, the individuals named as the proxies have the right to designate a substitute. If that happens, shares represented by proxies may be voted for a substitute Director.
Your Board recommends that you vote FOR each of the following nominees:
•
Marco Alverà
•
William J. Amelio
•
William D. Green
•
Stephanie C. Hill
•
Rebecca Jacoby
•
Monique F. Leroux
•
Ian P. Livingston
•
Maria R. Morris
•
Douglas L. Peterson
•
Edward B. Rust, Jr.
•
Kurt L. Schmoke
•
Richard E. Thornburgh
Your Board of Directors recommends that you vote FOR the election of each of the Director nominees.
Unless you specify otherwise, the Board intends the accompanying proxy to be voted for these nominees.
Biographical information about these nominees can be found on pages 36 through 48 of this Proxy Statement.
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Item 2. Proposal to Approve, on an Advisory Basis, the Executive
Compensation Program for the Company’s Named Executive Officers
Under the rules of the SEC, the Company is required to provide its shareholders with the opportunity to cast an advisory vote on the executive compensation program for the Company’s named executive officers. This proposal is frequently referred to as a “say-on-pay” vote. Shareholders voted, on an advisory basis, in favor of casting the advisory say-on-pay vote on an annual basis at the 2017 Annual Meeting.
The Company’s executive compensation program is intended to attract, motivate and reward the executive talent required to achieve our corporate objectives and increase shareholder value. We believe that our executive compensation program is both competitive and strongly focused on pay-for-performance principles, and provides an appropriate balance between risk and rewards. In particular, our executive compensation program:
•
aligns compensation with shareholder value on an annual and long-term basis through a combination of base pay, annual cash incentives and long-term stock-based incentives;
•
includes a mix of compensation elements that emphasizes performance results, with approximately 92% of the 2020 targeted compensation for Douglas L. Peterson, the Company’s Chief Executive Officer, and approximately 82% of the 2020 targeted compensation for the other named executive officers being performance-based;
•
delivers annual incentive payouts to executives based on the achievement of approved quantitative performance goals, which were based on ICP Adjusted EBITA Margin and ICP Adjusted Revenue enterprise-level Company goals and, as appropriate, for our division leaders, division-level goals for 2020;
•
aligns the interests of executives with those of shareholders through long-term stock-based incentives comprised of Performance Share Units that are based on the achievement of ICP Adjusted EPS targets. For 2020, the Performance Share Unit award vests at the end of a three-year award cycle, with payment ranging up to a maximum of 200% of the shares based on the achievement of compound annual diluted EPS growth goals; and
•
has features designed to further align executive compensation with shareholder interests and mitigate risks, including stock ownership requirements, the Senior Executive Pay Recovery Policy (a “clawback” policy), an anti-hedging and pledging policy and limited perquisites.
Our executive compensation program is described in the Compensation Discussion and Analysis (“CD&A”), related compensation tables and other narrative executive compensation disclosures required by the disclosure rules of the SEC, all of which are found in this Proxy Statement. In particular, the CD&A, beginning on page 56 of this Proxy Statement, describes the Company’s executive compensation program in detail, and we encourage you to review it.
Since the vote on this proposal is advisory, it is not binding on the Company. Nonetheless, the Compensation and Leadership Development Committee, which is responsible for approving the overall design and administering certain aspects of the executive compensation program, will take into account the outcome of the vote when making future executive compensation decisions. The Board of Directors recommends that you approve the following resolution that will be submitted for a shareholder vote at the 2021 Annual Meeting in support of the Company’s executive compensation program:
RESOLVED: That the shareholders of the Company approve, on an advisory basis, the executive compensation program for the Company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, related compensation tables and other narrative executive compensation disclosures included in the Proxy Statement for this Annual Meeting.
Your Board of Directors recommends that you vote FOR the approval, on an advisory basis, of the executive compensation program for the Company’s named executive officers.
Unless you specify otherwise, the Board intends the accompanying proxy to be voted for this proposal.
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Item 3. Proposal to Ratify the Selection of the Company’s
Independent Registered Public Accounting Firm
The Board, after receiving a favorable recommendation from the Audit Committee, has selected Ernst & Young LLP to serve as the independent Registered Public Accounting Firm of the Company and its subsidiaries for 2021. Although not required to do so, the Board is submitting the selection of this firm for ratification by the Company’s shareholders for their views. Ernst & Young LLP has advised the Company that it has no direct, nor any material indirect, financial interest in the Company or any of its subsidiaries. The Board and the Audit Committee may change the appointment at any time if they determine that a change would be in the best interests of the Company and its shareholders.
The following resolution will be offered by the Board of Directors at the Annual Meeting:
RESOLVED: That the selection by the Board of Directors of Ernst & Young LLP to serve as the independent Registered Public Accounting Firm of the Company and its subsidiaries for 2021 be, and hereby is, ratified and approved.
Your Board of Directors recommends that you vote FOR the ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2021.
Unless you specify otherwise, the Board intends the accompanying proxy to be voted for this proposal.
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Item 4. Proposal to Approve, on an Advisory Basis, the Company’s Greenhouse Gas (GHG) Emissions Reduction Plan
The Company believes that it has a responsibility to help address the world’s environmental challenge, and shareholder feedback is important as we consider our path forward and advance the Company’s sustainability strategy.
For this reason, shareholders are being asked to cast an advisory vote to approve the Company’s plan to reduce our GHG emissions, as described below, and support this Proposal.
The Emissions Reduction Plan
On February 4, 2021, the Company announced ambitious new targets to reduce its GHG emissions with the goal of countering the adverse effects of climate change, supporting a net-zero economy and publicly reinforcing its commitment to sustainable corporate citizenship. The Company aims to be net-zero by 2040.
Using 2019 as a baseline year, the Company has committed to a plan to reduce its GHG emissions (the “Emissions Reduction Plan”) by setting science-based targets providing for:
•
a 25% reduction in absolute Scope 1 and Scope 2 GHG emissions from operations by 2025
•
a 25% reduction in absolute Scope 3 GHG emissions from business travel by 2025
•
81% of the Company's suppliers by emissions covering purchased goods and services and capital goods to have their own science-based targets by 2025
The above mentioned targets are consistent with reductions required to keep warming to 1.5°C, and were recently validated by the Science Based Targets Initiative (“SBTi”), a partnership between CDP, the United Nations Global Compact, World Resource Institute and the World Wide Fund for Nature.
The Emissions Reduction Plan reflects our plans as of February 2021 and does not constitute a guarantee that these targets will be achieved. The Company also reserves the right to amend or otherwise change any aspect of the Emissions Reduction Plan based on such factors or developments that it determines are appropriate.
Considerations for the Approval of the Emissions Reduction Plan
GHG Emissions Calculations with 2019 Baseline.   The GHG emissions breakdown for the 2019 base year that is part of the Emissions Reduction Plan includes: Scope 1 (3,602 metric tons), Scope 2 (26,793 metric tons) and Scope 3 from business travel (46,951 metric tons). The Company calculated its emissions data using the internationally recognized WRI/WBCSD reporting standards under the GHG Protocol, and external assurance was conducted by an independent third party using ISAE 3000 protocols.
GHG Emissions Reduction of 25% by 2025.   Our approach to emissions reductions is derived from the latest climate science to align with the practice of avoiding and reducing emissions whenever possible and replacing high-carbon energy sources with low-carbon alternatives. If necessary, offsets will be used primarily to help bridge gaps in low-carbon solutions.
Our emissions management strategy identified the opportunities for reducing emissions, including with respect to changing our office sites and making them more energy efficient, using renewable energy, reviewing employee travel practices and promoting behavioral changes and employee engagement. After careful review, the Company developed the Emissions Reduction Plan to reiterate its commitment to work toward a 1.5°C scenario analysis, the most ambitious scenario in the SBTi process, aligned with the Company’s plan to be net zero by 2040.
Under the Emissions Reduction Plan, our proposed 25% reduction of GHG emissions by 2025 covers emissions under Scope 1, Scope 2 and business travel for Scope 3. The emissions reduction target excludes other types of Scope 3 emissions, including emissions from purchased goods and services and capital goods, which are controlled by our suppliers and subject to our supplier engagement target discussed further below. The 2019
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baseline calculations also exclude certain types of emissions that are considered to be immaterial for purposes of achieving 1.5°C alignment, including from the use of the Company’s products, the Company’s investments and employees’ remote work environments during 2019.
With respect to our plan to reduce emissions from business travel, S&P Global has neutralized emissions from business travel since 2017 through equal amounts of certified carbon offsets. In addition, we intend to moderate our employees’ business travel even when it becomes safer to travel by establishing clear protocols with the goal of reducing our carbon footprint by 25% by 2025.
GHG Emissions Reduction Focused on Suppliers by 2025.   We recognize that Scope 3 GHG emissions constitutes the vast majority of our total GHG emissions as reported in our TCFD report. The primary source of Scope 3 GHG emissions are derived from purchased goods and services and capital goods, emissions that are controlled by our suppliers. For that reason, the Emissions Reduction Plan includes the goal of having 81% of the suppliers we use by 2025 establish their own SBTi targets to reduce their emissions.
We intend to continue to monitor and improve the methodology and tracking of our suppliers’ contributions to our emissions, including our top suppliers who account for the largest portion of our emissions in these two Scope 3 categories. We engage with our suppliers on our environmental expectations, and plan to work closely with them to assess their progress.
Proactive Climate Disclosure.    We are committed to taking decisive action to reduce our GHG emissions and providing proactive and transparent disclosure of our progress in doing so.
In 2020, we issued our second annual report responsive to the recommendations from the Financial Stability Board's (FSB) Task Force on Climate-related Financial Disclosures (TCFD). Our TCFD report provides detailed information about our Scope 1 and Scope 2 GHG emissions and Scope 3 business travel emissions, including metrics, reduction targets and third-party assurance from Corporate Citizenship.
The section of this Proxy Statement on “Corporate Environmental and Social Responsibility” provides additional information on the Company's sustainability efforts, particularly in managing the risks and opportunities related to climate change.
Risks Related to the Emissions Reduction Plan.   Our Emissions Reduction Plan is based on management’s current assumptions and expectations regarding our targets, goals, commitments and programs and other plans and objectives of management for future operations. Our future results, including the achievement of our targets, goals or commitments, could differ materially from our projected results due to changes in circumstances, assumptions not being realized, or other risks, uncertainties and factors.
In addition, the Emissions Reduction Plan and our estimated emissions data make assumptions based on developing standards and may be revised or updated as a result of new technologies, changes to our operations, including as a result of any corporate acquisitions or dispositions, or other subsequent developments. The Emissions Reduction Plan may change at any time if the Company believes it is necessary or appropriate.
In addition to the risks noted in the “Forward Looking Disclaimer” in this Proxy Statement, additional risks related to our Emissions Reduction Plan include the ability to motivate and promote environmental stewardship by our employees, influence employees’ choices in their remote-work environments which have increased substantially since 2019, make meaningful changes to our business travel from 2019 levels, our suppliers’ willingness and capacity to implement and measure emissions and adopt sustainable practices, financial trade-offs in terms of the related costs to implement our Emissions Reduction Plan and the possibility of future catastrophic events.
In November 2020, we announced the entry into a definitive merger agreement to combine with IHS Markit. None of our sustainability efforts disclosed in the proxy statement, including the Emissions Reduction Plan in this Proposal, include the impact of the combined business.
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Board Recommendation of the Proposal
The Board and the Nominating and Corporate Governance Committee believe that the Emissions Reduction Plan is in the best interest of the Company, and we are asking our shareholders to approve, on a non-binding basis, the Emissions Reduction Plan. Although approval of the Emissions Reduction Plan is not required, the Board is submitting this proposal to shareholders because we value our shareholders’ views. The Board has also determined to hold a second advisory shareholder vote to approve the Company's emissions reduction plan at the 2022 Annual Meeting of Shareholders.
The following resolution will be offered by the Board of Directors at the Annual Meeting:
RESOLVED: That the Emissions Reduction Plan be, and hereby is, approved.
Approval and Related Matters
Effect of the Vote.   In the event that shareholders fail to approve the Proposal, the Board and the Nominating and Corporate Governance Committee will re-evaluate the Emissions Reduction Plan and consider whether to continue to implement the Emissions Reduction Plan or alter or revise the Plan based on such factors or developments as they deem appropriate. Even if the Proposal is approved by shareholders, the Board may in its discretion amend or otherwise change any aspect of the Emissions Reduction Plan at any time if it determines that such changes would be in the best interest of the Company.
Required Vote.   Approval of the Emissions Reduction Plan Proposal requires the affirmative vote of the holders of a majority of the votes cast. Abstentions and broker non-votes will not be counted either for or against this Proposal.
Your Board of Directors recommends that you vote FOR the approval, on an advisory basis, of the Company’s Emissions Reduction Plan.
Unless you specify otherwise, the Board intends the accompanying proxy to be voted for this proposal.
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Item 5. Shareholder Proposal to
Transition to Public Benefit Corporation
James McRitchie and Myra K. Young, whose address is 9295 Yorkship Court, Elk Grove, California 95758, have advised the Company that they intend to present the following shareholder proposal at the Annual Meeting. Mr. McRitchie and Ms. Young have indicated that they hold no less than 25 shares of S&P Global common stock and have delegated John Chevedden to act as their agent regarding this shareholder proposal, including its presentation at the Annual Meeting. The shareholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the shareholder proponent.
The text of the shareholder proposal and supporting statement appear exactly as received by the Company unless otherwise noted. All statements contained in the shareholder proposal and supporting statement are the sole responsibility of the proponent. The shareholder proposal may contain assertions about the Company or other matters that we believe are incorrect, but we have not attempted to refute all of those assertions.
The Board Recommends a Vote Against Shareholder Proposal 5 based on the reasons set forth in the Board’s Opposition Statement following the shareholder proposal.
Shareholder Proposal and Supporting Statement (as Received)
Item 5 — Transition to Public Benefit Corporation
RESOLVED: S&P Global, Inc. (the “Company”) shareholders request our Board of Directors take steps necessary to amend our certificate of incorporation and, if necessary, bylaws (including presenting such amendments to the shareholders for approval) to become a benefit corporation in light of its adoption of the Business Roundtable Statement of the Purpose of a Corporation (the “Statement”).
SUPPORTING STATEMENT: The Company signed the Statement,1 which proclaims “we share a fundamental commitment to all of our stakeholders. We commit to deliver value to all of them, for the future success of our companies, our communities and our country.”
However, the Company is a conventional New York corporation, so that directors do not have mandatory obligations with respect to stakeholders. 2 Accordingly, the Company can prioritize return to its shareholders over any other consideration. Indeed, the amount of compensation paid to executives in Company stock emphasizes that priority.3
This governance rule contradicts the commitment made in the Statement. In contrast, if the Company became a benefit corporation, its purpose could be to create “a material positive impact on society and the environment, taken as a whole ,” and its directors would be required to consider interests beyond those of shareholders, including societal and environmental matters.4 This would give legal status to the Statement’s otherwise empty promise.
The Company’s business is to provide ratings, information, and indices to investors. These products underlie the investing infrastructure of securities markets and shape market outcomes, including the allocation and stewardship of capital. If the Company chooses to create products that prioritize financial returns over the

1   https://www.businessroundtable.org/business-roundtable-redefines-the-purpose-of-a-corporation
-topromote-an-economy-that-serves-all-americans
2   Cf. New York Consolidated Laws, Business Corporation Law — BSC §717 (permitting, but not requiring directors to consider the interests of a variety of stakeholders.)
3   https://www.sec.gov/Archives/edgar/data/64040/000110465920040439/tm209486-2_def14a.htm#OOCS (executive compensation tables)
4   New York Consolidated Laws, Business Corporation Law — BSC §§1706 & 1707.
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interests of investors who rely on its products, investors may suffer both through the direct harm of sub-optimal products, and indirectly from costs to GDP of poorly functioning capital markets, which in turn reduces equity value.5
That matters to our shareholders, the majority of whom are beneficial owners with broadly diversified interests. As of the 2020 proxy statement, the Company’s top three holders were indexers Vanguard, BlackRock, and State Street.
Such shareholders and beneficial owners suffer when the Company prioritizes its financial returns over optimizing the services it provides to investors. Shareholders are entitled to vote on a change in governance that would serve their interests and ensure the commitment made to stakeholders is authentic and lasting.
Please vote for: Transition to Public Benefit Corporation — Proposal No. 5
Directors’ Statement in Opposition
The Board believes that this shareholder proposal seeking S&P Global’s reorganization as a benefit corporation under New York law is not in the best interests of the Company or its shareholders for the reasons described below.
Your Board unanimously recommends that you vote AGAINST this Proposal.
In 2019, the Chief Executive Officer of S&P Global joined the chief executive officers of more than 200 companies in signing the Business Roundtable’s revised Statement on the Purpose of a Corporation (the “Statement”). Moving away from earlier principles of shareholder primacy, the Statement established a modern standard for corporate responsibility by expanding the role of a corporation to include a fundamental commitment to benefit all stakeholders — customers, employees, suppliers, communities and shareholders. S&P Global endorsed the Statement because we believe we already represent the stakeholder commitments it memorialized through our values of Relevance, Integrity and Excellence.
The Board considers the shareholder proposal for the Company to reorganize as a public benefit corporation to be unnecessary, since we already fully implement the goals of the proposal through our existing commitments to operate the Company for the benefit of all essential stakeholders.
Moreover, the Board believes that the Company’s existing corporate governance structure is the most effective means of continuing to advance the interests of all of our essential stakeholders by providing management and the Board with appropriate flexibility to pursue the Company’s existing public benefit activities and initiatives, without the potential costs and constraints that reorganization as a public benefit corporation would impose.
Existing Stakeholder Commitments
Our existing commitments to each of our essential stakeholders fully meet the goals of the Proposal.
The pledges set forth in the Statement are fundamental to our broader corporate philosophy and S&P Global remains steadfastly committed to supporting each of our essential stakeholders. The Company’s existing commitments to all essential stakeholders reflected by the policies and practices described below demonstrate our alignment with the Statement’s five core commitments to customers, employees, suppliers, communities and shareholders:

5   See, e.g., https://www.advisorperspectives.com/dshort/updates/2020/11/05/market-cap-to-gdp-anupdated-look-at-the-buffett-valuation-indicator (total market capitalization to GDP “is probably the best single measure of where valuations stand at any given moment”) (quoting Warren Buffet)
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1.
Delivering value to our customers.   Our customer orientation and commitment to providing a superior customer experience is at the forefront of what we do, underpinning our corporate purpose and long-term strategy, as well as our resilience in navigating changing market conditions and global dynamics.

a.
Delivering value and critical insights to our customers informs our corporate purpose to accelerate progress in the world by providing intelligence that is essential for companies, governments and individuals to make decisions with conviction.

b.
Customer orientation also serves as one of the key components of our medium- and long-term enterprise strategy to Power the Markets of the Future, shaping how we deliver data, research, credit ratings, benchmarks and ESG solutions to meet the evolving needs of our diverse customer base. Our short-term incentive plan scorecard reflects this customer focus by linking executive pay outcomes to the achievement of customer-driven enterprise goals, such as the development of innovative new ESG solutions and analytics and the use of technology to modernize and enhance the way customers experience our products.

2.
Investing in our employees.   We invest in our success as a company by investing in our people. Our efforts to accelerate progress in the world and execute our medium- and long-term strategy to Power the Markets of the Future begin internally with our “people first” approach — we work to attract, retain, and develop our diverse workforce.

a.
Building and embracing diversity, equity and inclusion is a priority at S&P Global, and we continue to enhance our efforts and focus on hiring and retaining diverse talent and promoting an inclusive culture. Most recently, in 2020, we hired a Vice President of Diversity, Equity & Inclusion (“DEI”), committed to increasing our financial resources dedicated to DEI initiatives, introduced a new guest speaking series called “Courageous Conversations” to promote meaningful workplace discussions around race and inclusion and expanded our inclusion training. Our Employee Resource Groups support 8,000 employee members, representing Black, Asian and Hispanic colleagues, women, veterans, parents, people of all abilities and our LGBTQ+ community. These groups added more than 1,000 new members and eight new chapters in 2020.

b.
We rolled out enhanced benefits in 2019 and 2020 to support our people’s well-being at work and beyond including, among others: 20-week minimum global leave for all parents after birth, adoption, surrogacy or fostering; up to 40 hours of paid time off per year to volunteer; and, enhanced guidance on retirement planning and financial literacy.

c.
In response to the COVID-19 pandemic, in early 2020 we also increased sick and family care leave for employees, committed to paying any employee who contracts COVID-19, expanded telemedicine resources and access to mental health services, and provided other critical resources.

3.
Dealing fairly and ethically with our suppliers.   Our commitment to acting with integrity and conducting business in a legal, ethical and responsible manner extends to our relationships with our suppliers.

a.
We expect all of the Company’s suppliers to comply with our Vendor Code of Conduct (available on our Corporate Responsibility Website at https://www.spglobal.com/en/who-we-are/corporate-responsibility/spglobalvendorcodeofconduct.pdf), which establishes S&P Global’s principles, guidelines and expectations for our suppliers to conduct business responsibly and with integrity. Among other things, the Vendor Code of Conduct outlines our expectations for our suppliers with respect to ethical business dealings, human rights and labor standards, environmental sustainability and diversity and inclusion.

b.
We also recognize the importance of promoting supplier diversity and are committed to integrating diversity into our strategic sourcing and procurement processes through our Supplier Diversity Program (available on the Company’s Corporate Responsibility Website at https://www.spglobal.com/en/who-we-are/corporate-responsibility/supplier-diversity-

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policy-100418-1-.pdf). Through the framework of our Supplier Diversity Program, we strive to maximize our partnerships with qualified diverse suppliers from minority-, women-, veteran- and LGBTQ-owned businesses as a significant component of S&P Global’s overall commitment to diversity and inclusion.
4.
Supporting the communities in which we work.   At S&P Global, we work to accelerate progress in the world by harnessing our essential intelligence to power thriving global communities, with greater opportunity for all. We give back to our communities and create value for society by focusing our Corporate Responsibility efforts in areas where we can have the most impact: Creating an Inclusive Economy, Bridging the Global Skills Gap, and Promoting a Sustainable Environment.

a.
Our workforce participates actively in, and is integral to, our philanthropic endeavors. In 2019 alone, 10,800 S&P Global employees engaged in virtual volunteer work, assisting in the support of 1,249 nonprofits with an economic impact of more than $2 million.

b.
Grant-making by the S&P Global Foundation more than doubled in 2019 during its second year of operation, as the Foundation’s geographical reach expanded to communities across 18 countries. In 2020, the Foundation more than doubled its grant-making again for the second consecutive year, expanding its reach to 24 countries. Following the COVID-19 outbreak, the Foundation expedited $4.5 million in grants to support small businesses, help the hungry, provide medical supplies and meet other critical needs. A selection of topics being addressed by the Foundation and its nonprofit partners includes facilitating greater access to STEM careers for women and minority groups, supporting women entrepreneurs around the world, assisting in disaster relief and response, and mitigating the impact of climate change to promote a sustainable environment.

c.
Environmental Sustainability is key to our ethos and we are always looking for ways to reduce the environmental impact of our corporate activities and operations, as well as assist in the larger global battle against climate change. On February 4, 2021, we announced an ambitious new plan to achieve net-zero emissions from the Company’s operations and supply chain by 2040. At the same time, we announced specific, time-bound and public science-based reduction targets externally validated by the Science Based Targets Initiative ("SBTi") to support our journey to net-zero. Our Science Based Targets are consistent with reductions required to keep global warming to 1.5°C, the most ambitious scenario in the SBTi process. A copy of the Company’s net-zero announcement can be found at https://press.spglobal.com/2021-02-04-S-P-Global-
Announces-Ambitious-Climate-Actions-on-Its-Way-to-Achieving-Net-Zero-by-2040 and is not incorporated by reference into this Proxy Statement.

5.
Generating long-term value for shareholders.   We are committed to generating long-term, sustainable value for shareholders. In 2020, the Board amended S&P Global’s Corporate Governance Guidelines (available on our Investor Relations website at https://investor.spglobal.com/corporate-governance/documents/corporate-governance-guidelines/ to formally acknowledge that its responsibilities to represent the interests of S&P Global’s shareholders extends to giving consideration to other key stakeholders as essential to ensuring the corporation’s long-term value. Our commitment to shareholders is also reflected by ongoing shareholder engagement efforts, which are discussed further below and most recently include an updated materiality study conducted in 2020 to solicit advice and guidance from shareholders and other key stakeholders in shaping our ESG policies and priorities. Enhancements to our public disclosure to reflect evolving best practice and increase transparency regarding our governance frameworks, strategic priorities and progress, corporate responsibility and sustainability initiatives and material climate-related risks and opportunities further promote accountability to shareholders.

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For further information regarding our corporate responsibility and sustainability commitments to deliver value to all stakeholders, including our customers, employees and communities, a copy of our 2019 ESG Report can be found on our Corporate Responsibility website at https://www.spglobal.com/en/who-we-are/corporate-responsibility/spgi-environmental-social-governance-report-2019.pdf and is not incorporated by reference.
Effect of Reorganization
Our existing corporate governance structure offers the most effective means of promoting the interests of our essential stakeholders, without incurring the additional legal costs and constraints of reorganization.
In light of S&P Global’s extensive existing corporate responsibility efforts, a reorganization as a benefit corporation would not serve to enhance our relationships with our stakeholders. However, meeting the public benefit corporation requirements could restrain or limit our capacity to take certain corporate actions and slow our response to the rapidly-changing circumstances present in today’s global climate and markets.
1.
Limitations of Reorganization.   By altering the governance structure of S&P Global, reorganization as a benefit corporation would impose additional legal requirements and restrictions on the Company’s public benefit activities.

a.
As a public benefit corporation, the Board and management would be required to consider a specified set of factors before taking corporate actions in a number of areas critical to stakeholder commitments and ESG strategy. In addition to the increased costs, resources and time-commitment associated with implementing the reorganization proposal and complying with these new requirements, the reorganization could also expose the Company to additional liability due to uncertainties in the application of state corporate laws applicable public benefit corporations and the absence of established legal precedent.

2.
Direct Stakeholder Engagement as an Alternative.   With these limitations in mind, we believe direct communication with our shareholders allows them to most efficiently and fully express their views on the manner in which the Company interacts with each group of its stakeholders.

a.
Our shareholders have several avenues available to voice their views about the Company’s ongoing efforts in that regard. As discussed on page 15 under the heading “Shareholder Engagement”, our shareholder engagement team seeks year-round input from investors and regularly reports feedback to the Board. During these engagements, shareholders have communicated with us about our broad ESG efforts. We welcome such communications on how we can best at once serve our shareholders, customers, employees, vendors, and communities.

We believe that our existing corporate governance structure and shareholder communication channels permit the Board to solicit specific feedback on our performance in this crucial area and to consider our shareholders’ and stakeholders’ priorities throughout the year. Board and management flexibility to engage with our essential stakeholders and take corporate action in response to stakeholder feedback yields the type of positive results evidenced in our ESG Reports and in other aspects of our corporate citizenship and corporate governance practices.
Therefore, it is through direct and open dialogue with our shareholders and other essential stakeholders, we believe that the Board is best positioned to balance the demands of corporate citizenship with those of delivering long-term value to investors. We do not believe that the proposed reorganization as a benefit corporation would serve to enhance our relationships with our stakeholders or our already unwavering commitment to those relationships.
Your Board of Directors recommends that you vote AGAINST the proposal.
Unless you specify otherwise, the Board intends the accompanying proxy to be voted against this proposal.
128       2021 Proxy Statement

ITEMS OF BUSINESS TO BE ACTED ON AT THE ANNUAL MEETING (continued)

Item 6. Other Matters
The Board knows of no other matters which may properly be brought before the Annual Meeting. However, if other matters should properly come before the Annual Meeting, it is the intention of those named in the solicited proxy to vote such proxy in accordance with their best judgment.
By Order of the Board of Directors.
TAPTESH (TASHA) K. MATHARU
Chief Corporate Counsel &
Corporate Secretary

New York, New York
March 29, 2021
       2021 Proxy Statement       129

FORWARD-LOOKING STATEMENTS

FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about greenhouse gas emissions, environmental and sustainability initiatives, future business and operating results, the industry and markets in which S&P Global Inc. (“S&P Global”) and IHS Markit Ltd. (“IHS Markit”) operate and beliefs of and assumptions made by S&P Global management and IHS Markit management, involve uncertainties that could significantly affect the financial or operating results of S&P Global, IHS Markit or the combined company. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “will, “ “should,” “may,” “projects,” “could,” “would,” “target,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Such forward-looking statements include, but are not limited to, anticipated greenhouse emissions reductions, environmental and sustainability initiatives, projections of earnings, statements of plans for future operations or expected revenues, statements about the benefits of the transaction involving S&P Global and IHS Markit, including future financial and operating results and cost and revenue synergies, the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for shareholders, benefits of the proposed transaction to shareholders, employees, customers and other constituents of the combined company, the outcome of contingencies, future actions by regulators, changes in business strategies and methods of generating revenue, the development and performance of each company’s services and products, integrating our companies, cost savings, the expected timetable for completing the proposed transaction, general conditions in the geographic areas where we operate and our respective effective tax rates, cost structure, dividend policy, cash flows or liquidity — are forward-looking statements.
These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in such forward-looking statements. We can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with: (i) the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; (ii) uncertainty relating to the impact of the proposed transaction on the businesses of S&P Global and IHS Markit, including potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction and changes to existing business relationships during the pendency of the acquisition that could affect S&P Global’s and/or IHS Markit’s financial performance; (iii) the ability of S&P Global to successfully integrate IHS Markit’s operations and retain and hire key personnel; (iv) the ability of S&P Global to implement its plans, forecasts and other expectations with respect to IHS Markit’s business after the consummation of the proposed transaction and realize expected synergies; (v) business disruption following the proposed transaction; (vi) economic, financial, political and regulatory conditions, in the United States and elsewhere, and other factors that contribute to uncertainty and volatility, including the United Kingdom’s withdrawal from the European Union, natural and man-made disasters, civil unrest, pandemics (e.g., the coronavirus (COVID-19) pandemic (the “COVID-19 pandemic”)), geopolitical uncertainty, and conditions that may result from legislative, regulatory, trade and policy changes associated with the current U.S. administration; (vii) the ability of S&P Global and IHS Markit to successfully recover from a disaster or other business continuity problem due to a hurricane, flood, earthquake, terrorist attack, war, pandemic, security breach, cyber-attack, power loss, telecommunications failure or other natural or man-made event, including the ability to function remotely during long-term disruptions such as the COVID-19 pandemic; (viii) the impact of public health crises, such as pandemics (including the COVID-19 pandemic) and epidemics and any related company or governmental policies and actions to protect the health and safety of individuals or governmental policies or actions to maintain the functioning of national or global economies and markets,
130       2021 Proxy Statement

FORWARD-LOOKING STATEMENTS (continued)

including any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down or similar actions and policies; (ix) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (x) changes in debt and equity markets, including credit quality and spreads; (xi) demand for investment products that track indices and assessments, and trading volumes of certain exchange-traded derivatives; (xii) changes in financial markets, capital, credit and commodities markets and interest rates; (xiii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiv) the parties’ ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and (xv) those additional risks and factors discussed in reports filed with the Securities and Exchange Commission (the “SEC”) by S&P Global and IHS Markit from time to time, including those discussed under the heading “Risk Factors” in their respective most recently filed Annual Reports on Form 10-K. While the list of factors presented here is considered representative, this list should not be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on S&P Global’s or IHS Markit’s consolidated financial condition, results of operations, credit rating or liquidity. Except to the extent required by applicable law or regulation, each of S&P Global and IHS Markit disclaims any duty to update any forward-looking statements contained in this proxy statement or to otherwise update any of the above-referenced factors.
       2021 Proxy Statement       131

EXHIBIT A

EXHIBIT A
Reconciliation of Non-GAAP Financial Information
The following tables reconcile non-GAAP financial information included in this Proxy Statement to the most directly comparable measures presented in accordance with generally accepted accounting principles (“GAAP”) in the U.S. and reported in our consolidated financial statements filed with the Securities and Exchange Commission. The non-GAAP financial information included in this Proxy Statement has been provided in order to show investors how our Compensation Committee views the Company’s performance as it relates to the compensation program for our executive officers. This non-GAAP financial information may be different from similar measures used by other companies.
Year ended December 31, 2020*	Revenue	EBITA	Diluted Earnings per Share**	EBITA Margin (Operating Profit Margin)

SPGI	(dollars in millions, except per share data)

As reported	$7,442	$3,617	$9.66	48.6%
Non-GAAP Adjustments:

Ratings adjustments, including technology-related impairment charge, lease-related costs, and employee severance charges	—	19	0.08	—

MI adjustments, including employee severance charges, lease-related costs, and gain on dispositions	—	18	0.07	—

Platts adjustments, including employee severance charges and lease-related costs	—	13	0.06	—

Indices adjustments, including employee severance charges, lease impairment charge, technology-related impairment charge, and lease-related costs	—	12	0.05	—

Corporate adjustments, including Kensho retention related expense, employee severance charges, lease impairments, gain on dispositions, and IHS Markit merger costs	—	166	0.68	—

Deal-related amortization	—	123	0.51	—

Other expense (pension-related charge)	—	—	0.01	—

Loss on extinguishment of debt (costs associated with early repayment of senior notes)	—	—	1.15	—

Provision for income taxes	—	—	(0.57)	—

Non-controlling interest adjustment	—	—	(0.02)	—
Non-GAAP adjustment subtotal	—	351	2.03	—
Adjusted	$7,442	$3,967	$11.69	53.3%

Further Non-GAAP ICP Adjustments:

FX	0	(21)	—	—

2020 Acquisitions	(30)	6	—	—

Unspent Investment Fund	—	(15)	—	—

2018 Kensho Acquisition	—	—	0.09	—
Further Non-GAAP ICP Adjustment subtotal	(30)	(29)	0.09	—
ICP Adjusted	$7,412	$3,938	$11.78	53.1%

*
Note: Totals may not sum due to rounding.

**
Note: Diluted weighted average shares outstanding of 242.1 million was used to calculate adjusted diluted earnings per share.

132       2021 Proxy Statement

EXHIBIT A (continued)

Year ended December 31, 2020*	Revenue	EBITA	EBITA Margin (Operating Profit Margin)

Ratings	(dollars in millions, except per share data)

As reported	$3,606	$2,223	61.6%
Non-GAAP Adjustments:

Technology-related impairment charge	—	11	—

Lease-related costs	—	5	—

Employee severance charges	—	4	—

Deal-related amortization	—	7	—
Non-GAAP adjustment subtotal	—	26	—
Adjusted	$3,606	$2,249	62.4%

Further Non-GAAP ICP Adjustments:

Foreign exchange	1	(10)	—

2020 Acquisitions	(30)	6	—

Unspent Investment Fund	—	(4)	—

Scorecard and enterprise performance	—	18	—
Further Non-GAAP ICP Adjustment subtotal	(29)	10	—
ICP Adjusted	$3,577	$2,259	63.2%

*
Note: Totals may not sum due to rounding.

       2021 Proxy Statement       133

EXHIBIT A (continued)

Year ended December 31, 2020*	Revenue	EBITA	EBITA Margin (Operating Profit Margin)

Market Intelligence	(dollars in millions, except per share data)

As reported	$2,106	$589	28.0%
Non-GAAP Adjustments:

Employee severance charges	—	27	—

Lease-related costs	—	3	—

Gain on dispositions	—	(12)	—

Deal-related amortization	—	76	—
Non-GAAP adjustment subtotal	—	94	—
Adjusted	$2,106	$683	32.4%

Further Non-GAAP ICP Adjustments:

Foreign exchange	(1)	(5)	—

Kensho revenue adjustment	(1)	(1)	—

Unspent Investment Fund	—	(5)	—

Scorecard and Enterprise	—	10	—

Further Non-GAAP ICP Adjustment subtotal	(2)	(2)	—
ICP Adjusted	$2,104	$681	32.4%

*
Note: Totals may not sum due to rounding.

134       2021 Proxy Statement

EXHIBIT A (continued)

Year ended December 31, 2020*	Revenue	EBITA	EBITA Margin (Operating Profit Margin)

Platts	(dollars in millions, except per share data)

As reported	$878	$457	52.1%
Non-GAAP Adjustments:

Employee severance charges	—	11	—

Lease-related costs	—	2	—

Deal-related amortization	—	9	—
Non-GAAP adjustment subtotal	—	22	—
Adjusted	$878	$480	54.7%

Further Non-GAAP ICP Adjustments:

Foreign exchange	—	(6)	—

Net Unspent Investment Fund and New Strategic Funds	—	(0)	—

Scorecard and Enterprise	—	4	—
Further Non-GAAP ICP Adjustment subtotal	—	(2)	—
ICP Adjusted	$878	$478	54.4%

*
Note: Totals may not sum due to rounding.

       2021 Proxy Statement       135

EXHIBIT A (continued)

Year ended December 31, 2020*	Revenue	EBITA	EBITA Margin (Operating Profit Margin)

Indices	(dollars in millions, except per share data)

As reported	$989	$666	67.4%
Non-GAAP Adjustments:

Employee severance charges	—	5	—

Lease impairment charge	—	4	—

Technology-related impairment charge	—	2	—

Lease-related costs	—	1	—

Deal-related amortization	—	6	—
Non-GAAP adjustment subtotal	—	18	—
Adjusted	$989	$684	69.1%

Further Non-GAAP ICP Adjustments:

Foreign exchange	—	(0)	—

New strategic initiative funding	—	1	—

Scorecard and Enterprise	—	4	—
Further Non-GAAP ICP Adjustment subtotal	—	4	—
ICP Adjusted	$989	$687	69.5%

*
Note: Totals may not sum due to rounding.

136       2021 Proxy Statement

spglobal.com

S&P Global

VOTE

C123456789

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ENDORSEMENT_LINE______________ SACKPACK_____________

Your vote matters – here's how to vote!

2021 Annual Meeting Proxy Card

1234 5678 9012 345

A The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 4.

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1. Election of Directors:

	For	Against	Abstain
01 - Marco Alverà	☐	☐	☐
02 - William J. Amelio	☐	☐	☐
03 - William D. Green	☐	☐	☐
04 - Stephanie C. Hill	☐	☐	☐
05 - Rebecca Jacoby	☐	☐	☐
06 - Monique F. Leroux	☐	☐	☐
07 - Ian P. Livingston	☐	☐	☐
08 - Maria R. Morris	☐	☐	☐
09 - Douglas L. Peterson	☐	☐	☐
10 - Edward B. Rust, Jr.	☐	☐	☐
11 - Kurt L. Schmoke	☐	☐	☐
12 - Richard E. Thornburgh	☐	☐	☐

C Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Date (mm/dd/yyyy) — Please print date below.   /   /

Signature 1 — Please keep signature within the box.

Signature 2 — Please keep signature within the box.

C 1234567890 J N T

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03F3YG

MMMMMMMMMMMM 000004 S&B Global ENDORSEMENT_LINE                  SACKPACK                  000000000.000000 ext 000000000.000000 ext 000000000.000000 ext C123456789 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Your vote matters — here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 11:00 a.m. EDT on May 5, 2021. 401(k) participants must vote by 5:00 p.m. EDT on May 3, 2021; see note on reverse If no electronic voting, Online Go to www.investorvote.com/spgi or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, U.S. territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/spgi • Election of Directors: q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q For
Withhold
For
Withhold
For
Withhold
+ 01 — Marco Alverà 04 — Stephanie C. Hill 07 — Ian P. Livingston • · - William J. Amelio 05 — Rebecca Jacoby 08 — Maria R. Morris — William D. Green 06 — Monique F. Leroux 09 — Douglas L. Peterson - Edward B. Rust, Jr. • · - Kurt L. Schmoke • · - Richard E. Thornburgh Approve, on an advisory basis, the executive compensation program for the Company’s named executive officers, as described in this Proxy Statement; For

Against Abstain Ratify the selection of Ernst & Young LLP as our independent auditor for 2021; For	Against Abstain Approve, on an advisory basis, the Company’s Greenhouse Gas (GHG) Emissions Reduction Plan, as described in this Proxy Statement; BProposal — The Board of Directors recommend a vote AGAINST Proposal 5. 5. Shareholder proposal regarding transition to a public benefit corporation; For
Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. + Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. C 1234567890 J N T 1 P C F
5 0 0 2 6 7 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MMMMMMMMM 21-2525-1 C15.3 P12 03F3YB 21-2525-1 C15.3 P13

 (continued)

S&P Global RETAIN THIS PROXY CARD TO ATTEND THE VIRTUAL ANNUAL MEETING ONLINE S&P Global Inc. Annual Meeting of Shareholders at 11:00 a.m. EDT on May 5, 2021 The Annual Meeting of Shareholders of S&P Global Inc. will be held virtually via the Internet at www.meetingcenter.io/283714745 Access details to attend virtual Annual Meeting Shareholders of Record are required to enter the meeting as a Shareholder if they wish to vote during the meeting or ask a question. Enter the 15-digit number printed in the circled area located on the reverse side of this proxy card. The meeting password is SPGI2021. The meeting number is 283714745. A guest option will be available with listen-only access. Please vote in advance of the Annual Meeting (see reverse side for instructions to vote online, by telephone, or by mail) The Notice and Proxy Statement for the Annual Meeting of Shareholders are available online at www.spglobal.com/proxy q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Notice of Annual Meeting of Shareholders + Proxy Solicited by Board of Directors for Annual Meeting — May 5, 2021 The undersigned appoints Taptesh (Tasha) K. Matharu and Steven J. Kemps, and each of them, as proxies with full power of substitution, to vote the shares of stock of S&P Global Inc. (the “Company”), which the undersigned is entitled to vote, at the Annual Meeting of Shareholders of the Company to be held at 11:00 a.m. (EDT), on May 5, 2021, or any adjournments or postponements thereof. If you sign and return this card without indicating how to vote upon all subjects that may properly come before the meeting, including the matters described in the proxy statement, subject to any directions indicated on the reverse side of this card, the shares represented by your proxy will be voted as recommended by the Company’s Board of Directors. Note to 401(k) Participants. If you are a current or former employee of the Company, this card also provides voting instructions for shares held in The 401(k) Savings and Profit Sharing Plan (the “Plan”) of S&P Global Inc. and Its Subsidiaries. If you are a participant in the Plan and have shares of common stock of the Company allocated to your account under the Plan, you have the right to direct The Northern Trust Company, the Trustee of the Plan (the “Trustee”), to vote the shares held in your account. The Trustee will vote allocated shares for which no direction is received and unallocated shares, if any (together “Undirected Shares”), in the same proportion as the shares for which direction is received, subject to the Plan documents. Computershare, the Company’s transfer agent, must receive your instructions by 5:00 p.m. (EDT) on May 3, 2021 in order to communicate your instructions to the Trustee, who will then vote all the shares of common stock of S&P Global Inc. which are credited to the undersigned’s account as of March 22, 2021. Under the Plan, you are a “named fiduciary” for the purpose of voting shares in your account and your proportionate share of the Undirected Shares. This means that you have ultimate authority to control the manner in which the shares are voted. By submitting voting instructions by telephone, Internet, or by signing and returning this voting instruction card, you direct the Trustee to vote these shares, in person or by proxy, as designated herein, at the Annual Meeting of Shareholders. (See reverse side for voting instructions) (Items to be voted appear on reverse side) Change of Address — Please print new address below. Comments — Please print your comments below. +